P R O S P E C T U S
-------------------
NOVEMBER 1, 2003

                               WRL XCELERATOR(SM)
                                 ISSUED THROUGH
                             WRL SERIES LIFE ACCOUNT
                                       BY
                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
                              570 CARILLON PARKWAY
                          ST. PETERSBURG, FLORIDA 33716
                                 1-800-851-9777
                                 (727) 299-1800

          AN INDIVIDUAL FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

This prospectus describes the WRL Xcelerator(SM), a flexible premium variable life insurance policy (the "Policy"). You can allocate your Policy's cash value to the fixed account (which credits a specified guaranteed interest rate) and/or to the WRL Series Life Account, which invests through its subaccounts in portfolios of the AEGON/Transamerica Series Fund, Inc. - Initial Class (the "Series Fund"), the Access Variable Insurance Trust (the "AVIT"), and the Fidelity Variable Insurance Products Fund - Service Class 2 ("Fidelity VIP Fund") (collectively, the "funds").

The portfolios of the Series Fund available to you under this Policy are:

[ ] AEGON Bond                                     [ ] MFS High Yield
[ ] Asset Allocation - Conservative Portfolio      [ ] Munder Net50
[ ] Asset Allocation - Growth Portfolio            [ ] PBHG/NWQ Value Select
[ ] Asset Allocation - Moderate Growth Portfolio   [ ] PIMCO Total Return
[ ] Asset Allocation - Moderate Portfolio          [ ] Salomon All Cap
[ ] Capital Guardian Value                         [ ] Templeton Great Companies Global
[ ] Clarion Real Estate Securities                 [ ] Third Avenue Value
[ ] Federated Growth & Income                      [ ] Transamerica Convertible Securities
[ ] Great Companies - America(SM)                  [ ] Transamerica Equity
[ ] Great Companies - Technology(SM)               [ ] Transamerica Growth Opportunities
[ ] Janus Balanced                                 [ ] Transamerica Money Market
[ ] Janus Global                                   [ ] Transamerica U.S. Government Securities
[ ] Janus Growth                                   [ ] Transamerica Value Balanced
[ ] J.P. Morgan Enhanced Index                     [ ] T. Rowe Price Equity Income
[ ] Marsico Growth                                 [ ] T. Rowe Price Small Cap
                                                   [ ] Van Kampen Emerging Growth

The portfolios of the AVIT available to you under this Policy are:

[ ] Access U.S. Government Money Market Portfolio  [ ] Potomac Dow 30 Plus Portfolio
[ ] Potomac OTC Plus Portfolio                     [ ] Wells S&P REIT Index Portfolio

The portfolio of the Fidelity VIP Fund available to you under this Policy is:

[ ] VIP Index 500 Portfolio

If you already own a life insurance policy, it may not be to your advantage to buy additional insurance or to replace your Policy with the Policy described in this prospectus. And it may not be to your advantage to borrow money to purchase this Policy or to take withdrawals from another Policy you own to make premium payments under this Policy.

Prospectuses for the portfolios of the funds must accompany this prospectus. Certain portfolios may not be available in all states. Please read these documents before investing and save them for future reference.

An investment in this Policy is not a bank deposit. The Policy is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

  THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION
                     TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS

Policy Benefits/Risks Summary.............................................................................        1
    Policy Benefits.......................................................................................        1
       The Policy in General..............................................................................        1
       Flexible Premiums..................................................................................        1
       Variable Death Benefit.............................................................................        1
       No Lapse Period Guarantee..........................................................................        2
       Cash Value.........................................................................................        3
       Transfers..........................................................................................        3
       Loans..............................................................................................        3
       Cash Withdrawals and Surrenders....................................................................        3
       Tax Benefits.......................................................................................        4
    Policy Risks..........................................................................................        4
       Risk of an Increase in Current Fees and Expenses...................................................        4
       Investment Risks...................................................................................        4
       Risk of Lapse......................................................................................        4
       Tax Risks (Income Tax and MEC).....................................................................        5
       Loan Risks.........................................................................................        5
Portfolio Risks...........................................................................................        6
Fee Tables................................................................................................        6
       Range of Expenses for the Portfolios...............................................................       13
Western Reserve, The Separate Account, the Fixed Account and the Portfolios...............................       13
       Western Reserve....................................................................................       13
       The Separate Account...............................................................................       13
       The Fixed Account..................................................................................       14
       The Portfolios.....................................................................................       14
       Your Right to Vote Portfolio Shares................................................................       19
Charges and Deductions....................................................................................       19
       Premium Expense Charge.............................................................................       20
       Monthly Deduction..................................................................................       20
       Mortality and Expense Risk Charge..................................................................       23
       Surrender Charge...................................................................................       23
       Decrease Charge....................................................................................       24
       Transfer Charge....................................................................................       25
       Loan Interest Charge...............................................................................       26
       Cash Withdrawal Charge.............................................................................       26
       Taxes..............................................................................................       26
       Rider Charges......................................................................................       26
       Portfolio Expenses.................................................................................       27
The Policy................................................................................................       27
       Ownership Rights...................................................................................       27
       Modifying the Policy...............................................................................       27
       Purchasing a Policy................................................................................       28
       Tax-Free "Section 1035" Exchanges..................................................................       28
       When Insurance Coverage Takes Effect...............................................................       28
       Backdating a Policy................................................................................       30
       Policy Changes After Age 100.......................................................................       30
Policy Features...........................................................................................       31
    Premiums..............................................................................................       31
       Allocating Premiums................................................................................       31

             This Policy is not available in the State of New York.

       Premium Flexibility................................................................................       32
       Planned Periodic Payments..........................................................................       32
       Minimum Monthly Guarantee Premium..................................................................       32
       Premium Limitations................................................................................       33
       Making Premium Payments............................................................................       33
Transfers.................................................................................................       33
       General............................................................................................       33
       Fixed Account Transfers............................................................................       35
       Conversion Rights..................................................................................       36
       Dollar Cost Averaging..............................................................................       36
       Asset Rebalancing Program..........................................................................       36
       Third Party Asset Allocation Services..............................................................       37
Policy Values.............................................................................................       37
       Cash Value.........................................................................................       37
       Net Surrender Value................................................................................       37
       Subaccount Value...................................................................................       38
       Subaccount Unit Value..............................................................................       38
       Fixed Account Value................................................................................       39
Death Benefit.............................................................................................       39
       Death Benefit Proceeds.............................................................................       39
       Death Benefit......................................................................................       39
       Death Benefit After Age 100........................................................................       43
       Effect of Cash Withdrawals on the Death Benefit....................................................       43
       Effect of Inflation Fighter Rider on the Death Benefit.............................................       43
       Choosing Death Benefit Options.....................................................................       43
       Changing the Death Benefit Option..................................................................       44
       Increasing/Decreasing the Specified Amount.........................................................       44
       Payment Options....................................................................................       45
Surrenders and Cash Withdrawals...........................................................................       46
       Surrenders.........................................................................................       46
       Cash Withdrawals...................................................................................       46
       Canceling a Policy.................................................................................       47
Loans.....................................................................................................       47
       General............................................................................................       47
       Interest Rate Charged..............................................................................       48
       Loan Reserve Interest Rate Credited................................................................       48
       Effect of Policy Loans.............................................................................       48
Policy Lapse and Reinstatement............................................................................       49
       Lapse..............................................................................................       49
       No Lapse Period Guarantee..........................................................................       49
       Reinstatement......................................................................................       50
Federal Income Tax Considerations.........................................................................       50
       Tax Status of the Policy...........................................................................       50
       Tax Treatment of Policy Benefits...................................................................       51
Other Policy Information..................................................................................       53
       Payments We Make...................................................................................       53
       Split Dollar Arrangements..........................................................................       54
       Policy Termination.................................................................................       54
Supplemental Benefits (Riders)............................................................................       55
       Children's Insurance Rider.........................................................................       55
       Accidental Death Benefit Rider.....................................................................       55
       Other Insured Rider................................................................................       55
       Disability Waiver of Monthly Deductions Rider......................................................       56
       Disability Waiver of Premium Rider.................................................................       56

       Primary Insured Rider Plus ("PIR Plus")............................................................       57
       Living Benefit Rider (an Accelerated Death Benefit)................................................       58
       Inflation Fighter Rider............................................................................       59
Additional Information....................................................................................       61
       Sale of the Policies...............................................................................       61
       Legal Proceedings..................................................................................       61
       Financial Statements...............................................................................       61
Performance Data..........................................................................................       61
       Rates of Return....................................................................................       61
Table of Contents of the Statement of Additional Information..............................................       64
Glossary..................................................................................................       65
Appendix A - Surrender Charge Per Thousand of Specified Amount Layer (Based on the gender
          and rate class of the insured)..................................................................       68
Appendix B - Monthly Per Unit Charges ( Rate Per Thousand)................................................       70
Appendix C - Inflation Fighter Rider Surrender Charge and Per Unit Charge Tables..........................       72
Appendix D - Illustrations................................................................................       73
Prospectus Back Cover.....................................................................................       76
       Personalized Illustrations of Policy Benefits......................................................       76
       Inquiries..........................................................................................       76

POLICY BENEFITS/RISKS SUMMARY                                 WRL XCELERATOR(SM)

         This summary describes the Policy's important benefits and risks. More detailed information about the Policy appears later in this prospectus and in the Statement of Additional Information ("SAI"). For your convenience, we have provided a Glossary at the end of this prospectus that defines certain words and phrases used in this prospectus.

POLICY BENEFITS

THE POLICY IN GENERAL

- The WRL Xcelerator(SM) is an individual flexible premium variable life insurance policy. The Policy gives you the potential for long-term life insurance coverage with the opportunity for tax-deferred cash value accumulation. The Policy's cash value will increase or decrease depending on the investment performance of the subaccounts, the premiums you pay, the fees and charges we deduct, the interest we credit to the fixed account, and the effects of any Policy transactions (such as transfers, loans and partial withdrawals).

- The Policy is designed to be long-term in nature in order to provide significant life insurance benefits for you. However, purchasing this Policy involves certain risks. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should consider the Policy in conjunction with other insurance you own. THE POLICY IS NOT SUITABLE AS A SHORT-TERM SAVINGS VEHICLE. There may be adverse consequences should you decide to surrender your Policy early, such as payment of a surrender charge that applies during the first 8 Policy years and for 8 years from the date of any increase in specified amount.

- Fixed Account. You may place money in the fixed account where it earns at least 2% annual interest. We may declare higher rates of interest, but are not obligated to do so. The fixed account is part of our general account.

- Separate Account. You may direct the money in your Policy to any of the subaccounts of the separate account. Each subaccount invests exclusively in one of the portfolios listed on the cover of this prospectus. Money you place in a subaccount is subject to investment risk and its value will vary each day according to the investment performance of the portfolios in which the subaccounts invest.

- Supplemental Benefits (Riders). Supplemental riders, such as the Inflation Fighter Rider, are available under the Policy. Depending upon the rider(s) you add, we deduct charges for certain of these riders from cash value as part of the monthly deduction. These riders may not be available in all states.

FLEXIBLE PREMIUMS

- You select a premium payment plan but the plan is flexible - you are not required to pay premiums according to the plan. You can change the frequency and amount, within limits, and can skip premium payments. Unplanned premiums may be made, within limits. Premium payments must be at least $50.

- You increase your risk of lapse if you do not regularly pay premiums at least as large as the current minimum monthly guarantee premium. Under certain circumstances, extra premiums may be required to prevent lapse.

- Once we deliver your Policy, the FREE-LOOK PERIOD begins. You may return the Policy during this period and receive a refund. Depending on the laws of the state governing your Policy (usually the state where you live), we will either allocate your initial net premium(s) to the accounts you indicated on your application, or we will place your initial net premium(s) in the reallocation account until the reallocation date as shown on your Policy schedule page.

VARIABLE DEATH BENEFIT

- If the insured dies while the Policy is in force, we will pay a death benefit to the beneficiary(ies). The amount of the death benefit depends on the specified amount of insurance you select, the death benefit option you chose, and any additional insurance provided by riders you purchase.

- CHOICE AMONG DEATH BENEFIT OPTIONS. You must choose one of three death benefit options. We offer the following:

         -        Option A is the greatest of:

                  -       the current specified amount, or

                  - the minimum death benefit under the guideline premium or cash value accumulation life insurance compliance test; or

                  - the amount required for the Policy to qualify as a life insurance policy under Section 7702 of the Internal Revenue Code.

         -        Option B is the greatest of:

                  - the current specified amount, plus the Policy's cash value on the date of the insured's death, or

                  - the minimum death benefit under the guideline premium or cash value accumulation life insurance compliance test; or

                  - the amount required for the Policy to qualify as a life insurance policy under Section 7702 of the Internal Revenue Code.

         -        Option C is the greatest of:

                  -       the amount payable under Option A, or

                  - the current specified amount, multiplied by an age-based "factor," plus the Policy's cash value on the date of the insured's death, or

                  - the amount required for the Policy to qualify as a life insurance policy under Section 7702 of the Internal Revenue Code.

We will reduce the death benefit proceeds by any outstanding loan amount, including accrued interest, and any due and unpaid charges.

The Policy allows you to choose between two life insurance tax compliance tests: the guideline premium test and the cash value accumulation test. You can use either tax compliance test with any one of the three death benefit options. Your election may affect the amount of the death benefit and the monthly deduction. You may not change tests.

There are two main differences between the two tests. First, the guideline premium tax test limits the amount of premium payments you may make to your Policy. There are no legal limits on the amount of premium payments under the cash value accumulation tax test, although we may apply our own limits. Second, the factors that determine the minimum death benefit under the guideline premium test are different from those under the cash value accumulation test. YOU SHOULD CONSULT A TAX ADVISOR WHEN CHOOSING THE TAX TEST.

We offer three (3) bands of specified amount coverage under this Policy. Each band has its own cost of insurance rates and per unit charge rates. In general, the greater the specified amount band of your Policy, the lower the cost of insurance rates.

- Under current tax law, the death benefit should generally be U.S. federal income tax free to the beneficiary. Other taxes, such as estate taxes, may apply.

- CHANGE IN DEATH BENEFIT OPTION AND SPECIFIED AMOUNT. You may increase the specified amount once a year on any Monthiversary, and you may decrease the specified amount once a year after the third Policy year. However, after the third Policy year and once each Policy year thereafter, you may make one of the following changes: change the death benefit option or change the specified amount. Until the later of the end of the surrender charge period or attained age 65, we may limit the amount of any decrease to no more than 20% of the current specified amount. The new specified amount cannot be less than the minimum specified amount as shown in your Policy. You may increase the specified amount on any Monthiversary prior to the insured's 86th birthday. You may change the death benefit option on any Monthiversary before the insured reaches attained age 95.

NO LAPSE PERIOD GUARANTEE

- We guarantee that your Policy will not lapse until the no lapse date shown on your Policy schedule page, so long as on any Monthiversary you have paid total premiums (MINUS any cash withdrawals, MINUS any outstanding loan amount, MINUS any accrued loan interest, and MINUS any decrease charge) that equal or exceed the sum of the minimum monthly guarantee premiums in effect for each month since the Policy date up to and including the current month. If you take a cash withdrawal or a loan, or if you increase or decrease your specified amount, if you change the death benefit option, or if you add, increase or decrease a rider, you may need to pay additional premiums in order to keep the no lapse guarantee in effect.

CASH VALUE

- Cash value is the starting point for calculating important values under the Policy, such as net surrender value and the death benefit. There is no guaranteed minimum cash value. The Policy may lapse if you do not have sufficient cash value in the Policy to pay the monthly deductions, the surrender charge and/or any outstanding loan amount(s) and accrued loan interest.

- The Policy will not lapse during the no lapse period so long as you have paid sufficient premiums.

TRANSFERS

- You can transfer cash value among the subaccounts and the fixed account. You may make transfers in writing, by telephone, by fax or electronically through our website.

- We charge a $25 transfer processing fee for each transfer after the first 12 transfers in a Policy year.

-    Dollar cost averaging and asset rebalancing programs are available.

-    You may make one transfer per Policy year from the fixed account.

- Transfers between any AVIT subaccount and any Series Fund or Fidelity VIP Fund subaccount will be processed only if you send us a written request through standard United States Postal delivery, with an original signature authorizing each transfer.

- Unless otherwise required by state law, we may restrict transfers into the fixed account if the fixed account value, excluding amounts in the loan reserve, after the transfer has been made would exceed $250,000.

- Transfers resulting from loans or the exercise of conversion rights, or due to reallocation of cash value immediately after the reallocation date are currently not treated as transfers for the purpose of the transfer charge.

- Transfers via the Internet are not treated as transfers for the purpose of the transfer charge.

LOANS

- After the first Policy year (as long as your Policy is in force), you may take a loan against the Policy up to 90% of the net surrender value. We may permit a loan prior to the first anniversary for Policies issued pursuant to 1035 Exchanges. The minimum loan amount is generally $500.

- Prior to the 11th Policy year, we currently charge 2.75% interest annually, payable in arrears, on any outstanding loan amount. This charge is guaranteed not to exceed 3.00%. Interest not paid when due is added to the amount of the loan to be repaid.

- To secure the loan, we transfer an amount equal to your loan from your cash value to a loan reserve account. The loan reserve account is part of the fixed account. We will credit 2.00% interest annually on amounts in the loan reserve account.

- After the 10th Policy year, you may borrow at preferred loan rates an amount equal to the cash value MINUS total premiums paid (reduced by any cash withdrawals), MINUS any outstanding loan amount and MINUS any accrued loan interest. We currently charge 2.00% interest on preferred loans. This charge is guaranteed not to exceed 2.25%. After attained age 100, all loans, new and existing, are considered preferred loans.

- Federal income taxes and a penalty tax may apply to loans you take against the Policy. The federal tax consequence of loans with preferred rates is uncertain and there may be adverse tax consequences.

CASH WITHDRAWALS AND SURRENDERS

- You may take one withdrawal of cash value per Policy year after the first Policy year. The amount of the withdrawal may be limited to:

         -        at least $500; and

         -        no more than 10% of the net surrender value.

         - after the 5th Policy year, the amount of a withdrawal may be limited to no less than $500 and to no more than the net surrender value less $500.

- We will deduct a processing fee equal to $25 or 2% of the amount you withdraw (whichever is less) from the withdrawal, and we will pay you the balance.

- A cash withdrawal will reduce the cash value by at least the amount of the withdrawal. If the death benefit on your Policy is Option A, or if your death benefit is Option C and the insured's attained age is 71 or older, then we will reduce the specified amount by the amount of cash withdrawal. We will not impose a decrease charge when the specified amount is decreased as a result of taking a cash withdrawal.

- You may fully surrender the Policy at any time before the insured's death. Life insurance coverage will end. You will receive the net surrender value. The surrender charge will apply to the Policy during the first 8 Policy years and during the first 8 years of any increase in specified amount. THE SURRENDER CHARGE MAY BE SIGNIFICANT. You may receive little or no net surrender value if you surrender your Policy in the early Policy years.

- If you have the Inflation Fighter Rider, any withdrawal or requested decrease in specified amount of the Policy will cause the rider to terminate and annual scheduled specified amount increases to stop.

- A cash withdrawal will reduce the cash value, so it will increase the risk that the Policy will lapse. A cash withdrawal may also increase the risk that the no lapse period guarantee will not remain in effect.

- Federal income taxes and a penalty tax may apply to cash withdrawals and surrenders.

TAX BENEFITS

         We intend the Policy to satisfy the definition of life insurance under the Internal Revenue Code so that the death benefit generally should be excludible from the taxable income of the beneficiary. In addition, if the Policy is a Modified Endowment Contract ("MEC"), you should not be deemed to be in receipt of any taxable gains on cash value until you take a withdrawal or Policy loan, or assign, pledge, or surrender the Policy. Moreover, transfers between the subaccounts are not taxable transactions.

POLICY RISKS

RISK OF AN INCREASE IN CURRENT FEES AND EXPENSES

         Certain fees and expenses currently are assessed at less than their guaranteed maximum levels. In the future, we may increase these current charges up to the guaranteed (that is, maximum) levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep the Policy in force.

INVESTMENT RISKS

         If you invest your Policy's cash value in one or more subaccounts, then you will be subject to the risk that investment performance of the subaccounts will be unfavorable and that the cash value in your Policy will decrease. In addition, we deduct Policy fees and charges from your cash value, which can significantly reduce your cash value. During times of poor investment performance, this deduction will have an even greater impact on your cash value. You could lose everything you invest and your Policy could lapse without value, unless you pay additional premiums. If you allocate premiums to the fixed account, then we credit your fixed account value with a declared rate of interest. You assume the risk that the interest rate on the fixed account may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 2%.

RISK OF LAPSE

         If your Policy fails to meet certain conditions, we will notify you that the Policy has entered a 61-day grace period and will lapse without value unless you make a sufficient payment during the grace period.

         Your Policy contains a no lapse period. Your Policy will not lapse before the no lapse date stated in your Policy, as long as you pay sufficient minimum guarantee premiums. If you do not pay sufficient premiums, you will automatically lose the no lapse period guarantee and you will increase the risk that your Policy will lapse.

         If you take a cash withdrawal or Policy loan, if you increase or decrease the specified amount, or if you add, increase or decrease a rider, we will adjust the minimum monthly guarantee premium accordingly and notify you of the new amount. This also applies to specified amount increases generated by the Inflation Fighter Rider. If the new amount is higher than it was before and you do not make any necessary higher premium payments, you will increase the risk of losing the no lapse period guarantee. We deduct the total amount of your withdrawals, any outstanding loan amount, including accrued loan interest, and any decrease charge from your premiums paid when we determine whether your premium payments are high enough to keep the no lapse guarantee in effect.

         You will lessen the risk of Policy lapse if you keep the no lapse guarantee in effect. Before you take a cash withdrawal, loan, increase or decrease the specified amount or add, increase or decrease a rider, you should consider carefully the effect it will have on the no lapse period guarantee.

         After the no lapse period, your Policy may lapse if loans, cash withdrawals, the monthly deductions, and insufficient investment returns reduce the net surrender value to zero. The Policy will enter a grace period if on any Monthiversary the net surrender value (that is, the cash value minus the surrender charge, and minus any outstanding loan amount and accrued loan interest) is not enough to pay the monthly deduction due.

         A Policy lapse may have adverse tax consequences.

         You may reinstate this Policy within five years after it has lapsed, if the insured meets the insurability requirements and you pay the amount we require.

TAX RISKS (INCOME TAX AND MEC)

         We expect that the Policy will generally be deemed a life insurance contract under federal tax law, and that the death benefit paid to the beneficiary will generally not be subject to federal income tax.

         Depending on the total amount of premiums you pay, the Policy may be treated as a modified endowment contract ("MEC") under federal tax laws. If a Policy is treated as a MEC, partial withdrawals, surrenders, assignments, pledges and loans will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on the taxable portion of cash withdrawals, surrenders, pledges and loans taken before you reach age 59 1/2. If a Policy is not treated as a MEC, partial surrenders and withdrawals will not be subject to tax to the extent of your investment in the Policy. Amounts in excess of your investment in the Policy, while subject to tax as ordinary income, will not be subject to a 10% penalty tax. You should consult a qualified tax advisor for assistance in all tax matters involving your Policy.

LOAN RISKS

         A Policy loan, whether or not repaid, will affect cash value over time because we subtract the amount of the loan from the subaccounts and the fixed account and place that amount in the loan reserve as collateral. We then credit a fixed interest rate of 2.0% to the loan collateral. As a result, the loan collateral does not participate in the investment results of the subaccounts and may not continue to receive the current interest rates credited to the unloaned portion of the fixed account. The longer the loan is outstanding, the greater the effect is likely to be. Depending on the investment results of the subaccounts and the interest rates credited to the fixed account, the effect could be favorable or unfavorable.

         We also currently charge interest on Policy loans at a rate of 2.75%, payable in arrears. This charge will not exceed 3.0%. Interest is added to the amount of the loan to be repaid.

         A Policy loan could make it more likely that a Policy would lapse. A Policy loan will increase the risk that the no lapse period guarantee will not remain in effect. There is also a risk that if the loan, insurance charges and unfavorable investment experience reduce your net surrender value and the no lapse period guarantee is no longer in effect, then the Policy will lapse. Adverse tax consequences may result.

         If the Policy lapses or is surrendered while a loan is outstanding, you will realize taxable income equal to the greater of the gain in the Policy and the excess of the loan balance (including accrued interest) over your basis in the Policy. If the Policy is a MEC or becomes a MEC within two years of taking a loan, the amount of the outstanding indebtedness will be taxed as if it were a withdrawal from the Policy.

         If the Policy lapses or terminates due to volatility in the investment performance of the underlying portfolios or another reason, you may incur tax consequences at an unexpected time.

         YOU SHOULD CONSULT WITH YOUR OWN QUALIFIED TAX ADVISOR TO APPLY THE LAW TO YOUR PARTICULAR CIRCUMSTANCES.

PORTFOLIO RISKS

         A comprehensive discussion of the risks of each portfolio may be found in each portfolio's prospectus. Please refer to the prospectuses for the portfolios for more information.

         There is no assurance that any of the portfolios will achieve its stated investment objective.

FEE TABLES

         The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the Policy. If the amount of a charge depends on the personal characteristics of the insured or the owner, then the fee table lists the minimum and maximum charges we assess under the Policy, and the fees and charges of a typical policyowner with the characteristics set forth below. These charges may not be typical of the charges you will pay.

         The first table describes the fees and expenses that you will pay when buying the Policy, paying premiums, making cash withdrawals from the Policy, surrendering the Policy, or transferring Policy cash value among the subaccounts and the fixed account.

                                                TRANSACTION FEES
---------------------------------------------------------------------------------------------------------------
                                                                         AMOUNT DEDUCTED
                           WHEN CHARGE IS                  GUARANTEED                        CURRENT
         CHARGE               DEDUCTED                       CHARGE                          CHARGE
---------------------------------------------------------------------------------------------------------------
PREMIUM EXPENSE       Upon payment of each        3% of premium payments           0% of premium payments in
CHARGE                       premium                                               first year, 3% thereafter
---------------------------------------------------------------------------------------------------------------
CASH WITHDRAWAL           Upon withdrawal              2.0% of the amount               2.0% of the amount
CHARGE(1)                                         withdrawn, not to exceed $25     withdrawn, not to exceed $25
---------------------------------------------------------------------------------------------------------------
SURRENDER CHARGE(2)    Upon full surrender of
                        the Policy during the
 -  Minimum           first 8 Policy years or      $13.82 per $1,000 of            $13.82 per $1,000 of
    Charge(3)          during the first 8 years    specified amount during the     specified amount during the
                        from the date of any       first Policy year               first Policy year
                         increase in the
 -  Maximum             specified amount           $74.10 per $1,000 of            $74.10 per $1,000 of
    Charge(4)          (whether requested or       specified amount during the     specified amount during the
                       an increase generated       first Policy year               first Policy year
                         by the Inflation
                          Fighter Rider)
---------------------------------------------------------------------------------------------------------------

-------------------------
(1) When we incur the expense of expedited delivery of your partial withdrawal or complete surrender payment, we will assess the following charges: $20 for overnight delivery ($30 for Saturday delivery); and $25 for wire service.

(2) The surrender charge will vary based on the issue age, gender and underwriting class of the insured on the Policy date and at the time of any increase in the specified amount. Each increase in specified amount will have its own 8 year surrender charge period starting on the date of the increase and surrender charges that are based upon the insured's age, gender and underwriting class at the time of the increase. The surrender charge for each increase in specified amount ("layer") is calculated as the surrender charge per $1,000 of specified amount in that layer multiplied by the surrender charge factor. The surrender charge factor for the Policy and each layer will be 1.00 at issue and will decrease until it reaches zero at the end of the 8th Policy year after the Policy date (or date of any specified amount increase). The surrender charge shown in the table is rounded up. The charges shown in the table may not be typical of the charges you will pay. More detailed information about the surrender charges applicable to you is available from your agent.

(3) This minimum surrender charge is based on an insured with the following characteristics: female, issue age 4, in the juvenile underwriting class. This minimum charge may also apply to insureds with other characteristics.

(4) This maximum surrender charge is based on an insured with the following characteristics: male, issue age 85, in the standard tobacco use underwriting class. This maximum charge may also apply to insureds with other characteristics.

                                                TRANSACTION FEES
---------------------------------------------------------------------------------------------------------------
                                                                         AMOUNT DEDUCTED
                               WHEN CHARGE IS              GUARANTEED                        CURRENT
         CHARGE                   DEDUCTED                   CHARGE                          CHARGE
---------------------------------------------------------------------------------------------------------------
SURRENDER CHARGE
(CONTINUED)

 - Initial charge for a                             $21.60 per $1,000 of           $21.60 per $1,000 of
   male insured, issue                              specified amount during the    specified amount during the
   age 30, in the                                   first Policy year              first Policy year
   preferred-elite
   non-tobacco use
   class
---------------------------------------------------------------------------------------------------------------
TRANSFER CHARGE(5)              Upon transfer         $25 for each transfer in       $25 for each transfer in
                                                    excess of 12 per Policy year   excess of 12 per Policy year
---------------------------------------------------------------------------------------------------------------
DECREASE CHARGE                 Deducted when          Equal to the surrender         Equal to the surrender
                             specified amount is      charge (as of the date of      charge (as of the date of
                            decreased during the     the decrease) applicable to    the decrease) applicable to
                            first 8 Policy years    that portion of the layer of   that portion of the layer of
                           or during the 8 Policy   the specified amount that is   the specified amount that is
                             years following any              decreased                      decreased
                            increase in specified
                                   amount
---------------------------------------------------------------------------------------------------------------

         The table below describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including portfolio fees and expenses.

                            PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES
---------------------------------------------------------------------------------------------------------------
                                                                         AMOUNT DEDUCTED
                               WHEN CHARGE IS              GUARANTEED                        CURRENT
         CHARGE                   DEDUCTED                   CHARGE                          CHARGE
---------------------------------------------------------------------------------------------------------------
MONTHLY POLICY CHARGE       Monthly on the Policy   $15.00 per month                  $8.00 per month
                              date and on each
                             Monthiversary until
                             the insured reaches
                                   age 100
---------------------------------------------------------------------------------------------------------------
COST OF INSURANCE(6)        Monthly on the Policy
(WITHOUT EXTRA RATINGS)(7)    date and on each
                             Monthiversary until    $0.06 per $1,000 of net           $0.01 per $1,000 of net
     -   Minimum Charge      the insured reaches    amount at risk per month(8),(9)   amount at risk per month(9),(10)
                                   age 100
---------------------------------------------------------------------------------------------------------------

-------------------------
(5) The first 12 transfers per Policy year are free.

(6) Cost of insurance charges are based on the insured's issue age, gender, underwriting class, specified amount, Policy duration, Policy year, and the net amount at risk. Cost of insurance rates generally will increase each year with the age of the insured. Cost of insurance rates are generally lower for each higher band of specified amount. For example, band 2 (specified amounts $500,000
- $999,999) generally has lower cost of insurance rates than those of band 1 (specified amounts less than $500,000). The cost of insurance rates shown in the table may not be representative of the charges you will pay. Your Policy's schedule page will indicate the guaranteed cost of insurance charges applicable to your Policy. You can obtain more detailed information concerning your cost of insurance charges by contacting your agent.

                              PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES
----------------------------------------------------------------------------------------------------------------
                                                                         AMOUNT DEDUCTED
                               WHEN CHARGE IS              GUARANTEED                        CURRENT
         CHARGE                   DEDUCTED                   CHARGE                          CHARGE
----------------------------------------------------------------------------------------------------------------
COST OF INSURANCE
(CONTINUED)

  - Maximum Charge(11)                              $83.33 per $1,000 of net       $46.98 per $1,000 of net
                                                    amount at risk per month(9)    amount at risk per month(9)


  - Initial Charge for a
    male insured, issue
    age 30, in the                                  $0.12 per $1,000 of net        $.02 per $1,000 of net
    preferred elite                                 amount at risk per month(9)    amount at risk per month(9)
    non-tobacco use
    class, band 1
----------------------------------------------------------------------------------------------------------------
PER UNIT CHARGE(12)         Monthly for up to 20
                           years on and after the
  - Minimum Charge(13)      Policy date, and on     $0.12 per $1,000 of            $0.12 per $1,000 of
                              any increase in       specified amount per month     specified amount per month(14)
                              specified amount

  - Maximum Charge(15)     (whether requested or    $2.32 per $1,000 of            $2.32 per $1,000 of
                              generated by the      specified amount per month     specified amount per month(14)
                             Inflation Fighter
                                  Rider)
  - Initial Charge for                              $0.20 per $1,000 of            $0.20 per $1,000 of
    an insured, issue                               specified amount per month     specified amount per month(14)
    age 30, band 1
----------------------------------------------------------------------------------------------------------------

-------------------------
(7) We may place an insured in a sub-standard underwriting class with extra ratings that reflect higher mortality risks and that result in higher cost of insurance rates. If the insured possesses additional mortality risks, we may add a surcharge to the cost of insurance rates of up to $83.33 monthly per $1,000 of net amount at risk.

(8) This minimum charge is based on an insured with the following characteristics: female, age 10 at issue, juvenile class, Band 3 and in the first Policy year. This minimum charge may also apply to insureds with other characteristics.

(9) The net amount at risk equals the death benefit on a Monthiversary, minus the cash value on such Monthiversary.

(10) This minimum charge is based on an insured with the following characteristics: female, age 26 at issue, preferred elite non-tobacco class, with an initial face amount of $1,000,000 or higher (Band 3) and in the first Policy year. This minimum charge may also apply to insureds with other characteristics.

(11) This maximum charge is based on an insured with the following characteristics: male, age 84 at issue, standard tobacco class, with an initial face amount of less than $500,000 (Band 1) and in the 16th Policy year. This maximum charge may also apply to insureds with other characteristics.

(12) We deduct the per unit charge on each Monthiversary as part of the monthly deduction for a maximum of 20 years from the Policy date based on the insured's age and specified amount band on the Policy date. We also assess a new per unit charge for 20 years following any increase in specified amount (including specified amount increases generated by the Inflation Fighter Rider) that are based on the insured's attained age and specified amount band for a total specified amount on the date of the increase. Currently, we plan to deduct this charge for the first 8 Policy years and during the first 8 Policy years from the date of any increase in specified amount. We will notify you if we extend the period during which we will assess the per unit charge. We also deduct this charge for any Primary Insured Rider Plus or Other Insured Rider attached to the Policy, at a lower rate than applies to the Base Policy.

(13) This minimum charge is based on an insured with the following characteristics: female, age 5 at issue, juvenile class, with an initial specified amount of $1,000,000 or higher (Band 3) and in the first Policy year. This minimum charge may also apply to insureds with other characteristics.

(14) Currently, we plan to deduct this charge for first 8 Policy years and during the first 8 Policy years from the date of any increase in specified amount.

(15) This maximum charge is based on an insured with the following characteristics: male, age 85 at issue, with an initial specified amount less than $500,000 (Band 1) and in the first Policy year. This maximum charge may also apply to insureds with other characteristics.

                              PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES
---------------------------------------------------------------------------------------------------------------
                                                                         AMOUNT DEDUCTED
                               WHEN CHARGE IS              GUARANTEED                        CURRENT
         CHARGE                   DEDUCTED                   CHARGE                          CHARGE
---------------------------------------------------------------------------------------------------------------
MORTALITY AND EXPENSE             Daily             Annual rate of 0.75% for       Annual rate of 0.75% for
RISK CHARGE                                         Policy years 1 - 15, and       Policy years 1- 15, and
                                                    0.30% for Policy years 16+,    0.00% for Policy years 16+,
                                                    of daily net assets of each    of daily net assets of each
                                                    subaccount in which you are    subaccount in which you are
                                                    invested                       invested
---------------------------------------------------------------------------------------------------------------
LOAN INTEREST SPREAD(16)   On Policy anniversary    1.0% (effective annual rate)   0.75% (effective annual rate)
                              or earlier, as
                               applicable(17)
---------------------------------------------------------------------------------------------------------------
OPTIONAL RIDER
CHARGES:(18)
---------------------------------------------------------------------------------------------------------------
Accidental Death Benefit   Monthly on the Policy
Rider                        date and on each
                            Monthiversary until
  - Minimum Charge(19)      the insured reaches     $0.10 per $1,000 of rider      $0.10 per $1,000 of rider
                                   age 70           face amount per month          face amount per month


  - Maximum Charge(20)                              $0.18 per $1,000 of rider      $0.18 per $1,000 of rider
                                                    face amount per month          face amount per month

  - Initial charge for a                            $0.10 per $1,000 of rider      $0.10 per $1,000 of rider
    male insured, issue                             face amount per month          face amount per month
    age 30
---------------------------------------------------------------------------------------------------------------
Disability Waiver of       Monthly on the Policy
Monthly Deductions           date and on each
Rider(21)                   Monthiversary until
                             the insured reaches    $0.03 per $1,000 of base       $0.03 per $1,000 of base
  -  Minimum Charge(22)            age 60           Policy net amount at risk      Policy net amount at risk
                                                    per month(9)                   per month(9)
---------------------------------------------------------------------------------------------------------------

-------------------------
(16) The Loan Interest Spread is the difference between the amount of interest we charge you for a loan (currently, an effective annual rate of 2.75%, guaranteed not to exceed 3.0%) and the amount of interest we credit to your loan account (an effective annual rate of 2.0% guaranteed). After the 10th Policy year, we will charge preferred loan interest rates on a portion of the loan that are lower. After attained age 100 all loans will be considered preferred loans. The maximum loan interest spread on preferred loans is 0.25%, and the current spread is 0.0%.

(17) While a Policy loan is outstanding, loan interest is payable in arrears on each Policy anniversary, or, if earlier, on the date of loan repayment, Policy lapse, surrender, Policy termination, or the insured's death.

(18) Optional Rider Cost of insurance charges are based on each insured's issue age, gender, underwriting class, Policy year and rider face amount. The cost of insurance rates shown in the table may not be representative of the charges you will pay. Your Policy's schedule page will indicate the guaranteed cost of insurance charges applicable to your Policy. You can obtain more detailed information concerning your cost of insurance charges by contacting your agent.

(19) This minimum charge is based on an insured with the following characteristics: male, age 45 at issue and in the first Policy year. This minimum charge may also apply to insureds with other characteristics.

(20) This maximum charge is based on an insured with the following characteristics: male, age 50 at issue and in the 20th Policy year. This maximum charge may also apply to insureds with other characteristics.

(21) Disability Waiver of Monthly Deductions charges are based on the base insured's issue age, gender and net amount at risk. The charges shown are for base Policy only (no riders and benefits). The addition of other riders and benefits would increase these charges. This charge does not vary once it is added to the Policy. The cost of insurance rates shown in the table may not be representative of the charges you will pay. Your Policy's schedule page will indicate the guaranteed cost of insurance charges applicable to your Policy. You can obtain more detailed information concerning your cost of insurance charges by contacting your agent.

(22) This minimum charge is based on an insured with the following characteristics: male, age 25 at issue. This minimum charge may also apply to insureds with other characteristics.

                                   PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES
------------------------------------------------------------------------------------------------------------------------------
                                                                                      AMOUNT DEDUCTED
                                                                       GUARANTEED                          CURRENT
             CHARGE                WHEN CHARGE IS DEDUCTED               CHARGE                             CHARGE
------------------------------------------------------------------------------------------------------------------------------
Disability Waiver of Monthly
Deductions Rider (continued)

    -    Maximum Charge(23)                                    $0.39 per $1,000 of base          $0.39 per $1,000 of base
                                                               Policy net amount at risk         Policy net amount at risk
                                                               per month(9)                      per month(9)

    -    Initial charge for a                                  $0.04 per $1,000 of base          $0.04 per $1,000 of base
         male insured, issue                                   Policy net amount at risk         Policy net amount at risk
         age 30                                                per month(9)                      per month(9)
------------------------------------------------------------------------------------------------------------------------------
Disability Waiver of Premium        Monthly on the Policy
Rider(24)                             date and on each
                                     Monthiversary until
    -    Minimum Charge(25)          the insured reaches       $0.27 per $10 monthly rider       $0.27 per $10 monthly rider
                                           age 60              units                             units


    -    Maximum Charge(26)                                    $1.61 per $10 monthly rider       $1.61 per $10 monthly rider
                                                               units                             units

    -    Initial charge for a                                  $0.38 per $10 monthly rider       $0.38 per $10 monthly rider
         male insured, issue                                   units                             units
         age 30
------------------------------------------------------------------------------------------------------------------------------
Children's Insurance Rider(27)      Monthly on the Policy      $0.60 per $1,000 of rider         $0.60 per $1,000 of rider
                                      date and on each         face amount per month             face amount per month
                                     Monthiversary until
                                     the youngest child
                                       reaches age 25
------------------------------------------------------------------------------------------------------------------------------
Other Insured Rider(28)             Monthly on the Policy
(without Extra Ratings)(7)            date and on each
                                     Monthiversary until
        Cost of Insurance            the insured reaches
                                           age 100             $0.06 per $1,000 of rider         $0.01 per $1,000 of rider
    -    Minimum Charge                                        face amount per month(8)          face amount per month(29)
------------------------------------------------------------------------------------------------------------------------------

-------------------------
(23) This maximum charge is based on an insured with the following characteristics: female, age 55 at issue. This maximum charge may also apply to insureds with other characteristics.

(24) The charge for this rider is based on the base insured's issue age, gender and number of monthly rider units.

(25) This minimum charge is based on an insured with the following characteristics: male, age 15 at issue. This minimum charge may also apply to insureds with other characteristics.

(26) This maximum charge is based on an insured with the following characteristics: female, age 55 at issue. This maximum charge may also apply to insureds with other characteristics.

(27) The charge for this rider is based on the rider face amount and does not vary.

(28) Rider cost of insurance charges and per unit charges are based on each insured's issue age, gender, underwriting class, Policy year, and the rider face amount. Cost of insurance rates and per unit charges generally will increase each year with the age of the insured. The cost of insurance rates and per unit charges shown in the table may not be representative of the charges you will pay. The rider will indicate the maximum guaranteed rider charges applicable to your Policy. You can obtain more information about these riders by contacting your agent.

(29) This minimum charge is based on an insured with the following characteristics: female, issue age 26, preferred elite non-tobacco class and in the first Policy year. This minimum charge may also apply to insureds with other characteristics.

                                   PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES
------------------------------------------------------------------------------------------------------------------------------
                                                                                      AMOUNT DEDUCTED
                                                                       GUARANTEED                          CURRENT
             CHARGE                WHEN CHARGE IS DEDUCTED               CHARGE                             CHARGE
------------------------------------------------------------------------------------------------------------------------------
Other Insured Rider
(continued)

    -    Maximum Charge(30)                                    $83.33 per $1,000 of rider        $42.68 per $1,000 of rider
                                                               face amount per month             face amount per month

    -    Initial charge for a                                  $0.12 per $1,000 of rider         $0.02 per $1,000 of rider
         male insured, issue                                   face amount per month             face amount per month
         age 30, in the
         preferred elite
         non-tobacco use class

    Per Unit Charge

    -    Minimum Charge(31)                                    $0.03 per $1,000 of rider         $0.03 per $1,000 of rider
                                                               face amount(32)                   face amount (33)

    -    Maximum Charge(34)                                    $0.57 per $1,000 of rider         $0.57 per $1,000 of rider
                                                               face amount(32)                   face amount (33)

    -    Initial charge for a                                  $0.04 per $1,000 of rider         $0.04 per $1,000 of rider
         male insured, issue                                   face amount (32)                  face amount (33)
         age 30

------------------------------------------------------------------------------------------------------------------------------
Primary Insured Rider Plus(28)      Monthly on the Policy
(without Extra Ratings)(7)            date and on each
                                     Monthiversary until       $0.06 per $1,000 of rider         $0.01 per $1,000 of rider
    Cost of Insurance                the insured reaches       face amount per month(8)          face amount per month(29)
                                           age 100
    -    Minimum Charge

    -    Maximum Charge(28)                                    $83.33 per $1,000 of rider        $42.68 per $1,000 of rider
                                                               face amount per month             face amount per month
------------------------------------------------------------------------------------------------------------------------------

-------------------------
(30) This maximum charge is based on an insured with the following characteristics: male, age 25 at issue standard tobacco underwriting class and in the 75th Policy year. This maximum charge may also apply to insureds with other characteristics.

(31) This minimum charge is based on an insured with the following characteristics: issue age 0. This minimum charge may also apply to insureds with other characteristics.

(32) We deduct the per unit charge on each Monthiversary during the first 20 Policy years from the issue date of the rider and upon any increase of face amount for the rider.

(33) We deduct the per unit charge on each Monthiversary during the first 8 Policy years from the issue date of the rider and upon any increase of face amount for the rider.

(34) This maximum charge is based on an insured with the following characteristics: issue age 85.

                                   PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES
------------------------------------------------------------------------------------------------------------------------------
                                                                                      AMOUNT DEDUCTED
                                                                       GUARANTEED                          CURRENT
             CHARGE                WHEN CHARGE IS DEDUCTED               CHARGE                             CHARGE
------------------------------------------------------------------------------------------------------------------------------
    Cost of Insurance
    (continued)

    -    Initial charge for a                                  $0.12 per $1,000 of rider         $0.02 per $1,000 of rider
         male insured, issue                                   face amount per month             face amount per month
         age 30, in the
         preferred elite
         non-tobacco use class

    Per Unit Charge

    -    Minimum Charge(31)                                    $0.01 per $1,000 of rider         $0.01 per $1,000 of rider
                                                               face amount (32)                  face amount (33)

    -    Maximum Charge(32)                                    $0.14 per $1,000 of rider         $0.14 per $1,000 of rider
                                                               face amount (32)                  face amount (33)

    -    Initial charge for a                                  $0.01 per $1,000 of rider         $0.01 per $1,000 of rider
         male insured, issue                                   face amount (32)                  face amount (33)
         age 30
------------------------------------------------------------------------------------------------------------------------------
Living Benefit Rider               When rider is exercised     Discount Factor(35)                   Discount Factor(35)
(an Accelerated Death Benefit)
------------------------------------------------------------------------------------------------------------------------------
Inflation Fighter Rider(36)         After rider generates      See listings in tables above      See listings in tables above
                                     annual increases to       for:                              for:
                                   Policy specified amount     Cost of insurance                 Cost of insurance
                                                               Per unit charge                   Per unit charge
                                                               Surrender charge                  Surrender charge
------------------------------------------------------------------------------------------------------------------------------

-------------------------
(35) We do not assess an administrative charge for this rider; however, we do reduce the single sum benefit by a discount factor to compensate us for lost income due to the early payment of the death benefit.

(36) Scheduled annual increases in specified amount generated by this rider will create a new layer of cost of insurance charges, per unit charges and surrender charges under the Policy. Each new layer of cost of insurance charge and per unit charge resulting from the scheduled annual increase in specified amount will be set based on the Policy's issue age and duration at the time of the increase.

RANGE OF EXPENSES FOR THE PORTFOLIOS(1,2)

         The next table shows the minimum and maximum total operating expenses charged by the portfolios during the fiscal year ended December 31, 2002. Expenses of the portfolios may be higher or lower in the future. More detail concerning each portfolio's fees and expenses is contained in the prospectus for each portfolio.

--------------------------------------------------------------------------------------------------------------------
                                                                                               Minimum       Maximum
--------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES (total of all expenses that are deducted from
portfolio assets, including management fees, 12b-1 fees, and other expenses)                    0.41%         1.77%
--------------------------------------------------------------------------------------------------------------------
NET ANNUAL PORTFOLIO OPERATING EXPENSES (total of all expenses that are deducted from portfolio assets, including management fees, 12b-1 fees, and other expenses, after
contractual waiver of fees and expenses)(3)                                                     0.41%         1.40%
--------------------------------------------------------------------------------------------------------------------

(1) The portfolio expenses used to prepare this table were provided to Western Reserve by the funds. Western Reserve has not independently verified such information. The expenses shown are those incurred for the year ended December 31, 2002. Current or future expenses may be greater or less than those shown.

(2) The table showing the range of expenses for the portfolios takes into account the expenses of several Series Fund asset allocation portfolios that are "funds of funds." A "fund of funds" portfolio typically allocates its assets, within predetermined percentage ranges, among certain other Series Fund portfolios. Each "fund of funds" has its own set of operating expenses, as does each of the portfolios in which it invests. In determining the range of portfolio expenses, Western Reserve took into account the combined actual expenses for each of the "funds of funds" and for the portfolios in which it invests, assuming a constant allocation by each "fund of funds" of its assets among the portfolios identical to its actual allocation at December 31, 2002.

(3) The range of Net Annual Portfolio Operating Expenses takes into account contractual arrangements for 8 portfolios that require a portfolio's investment adviser to reimburse or waive portfolio expenses until April 30, 2004.

WESTERN RESERVE, THE SEPARATE ACCOUNT, THE FIXED ACCOUNT AND THE PORTFOLIOS

WESTERN RESERVE

         Western Reserve Life Assurance Co. of Ohio located at 570 Carillon Parkway, St. Petersburg, Florida 33716 is the insurance company issuing the Policy. We are obligated to pay all benefits under the Policy.

THE SEPARATE ACCOUNT

         The separate account is a separate account of Western Reserve, established under Ohio law. We own the assets in the separate account and we may use assets in the separate account to support other variable life insurance policies we issue. The separate account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940, as amended (the "1940 Act").

         The separate account is divided into subaccounts, each of which invests in shares of a specific portfolio of a fund. These subaccounts buy and sell portfolio shares at net asset value without any sales charge. Any dividends and distributions from a portfolio are reinvested at net asset value in shares of that portfolio.

         Income, gains, and losses credited to, or charged against, a subaccount of the separate account reflect the subaccount's own investment experience and not the investment experience of our other assets. The separate account's assets may not be used to pay any of our liabilities other than those arising from the Policies and other variable life insurance policies we issue. If the separate account's assets exceed the required reserves and other liabilities, we may transfer the excess to our general account.

         CHANGES TO THE SEPARATE ACCOUNT. As permitted by applicable law, we reserve the right to make certain changes to the structure and operation of the separate account, including, among others, the right to:

         - Remove, combine, or add subaccounts and make the combined or new subaccounts available for allocation of net premiums;

         - Combine the separate account or any subaccount(s) with one or more different separate account(s) or subaccount(s);

         - Close certain subaccounts to allocations of new net premiums by current or new Policyowners;

         - Transfer assets of the separate account or any subaccount, which we determine to be associated with the class of policies to which the Policy belongs, to another separate account or subaccount;

         - Operate the separate account as a management investment company under the 1940 Act, or as any other form permitted by law;

         - Establish additional separate accounts or subaccounts to invest in new portfolios of the funds;

         -        Manage the separate account at the direction of a committee;

         - Endorse the Policy, as permitted by law, to reflect changes to the separate account and subaccounts as may be required by applicable law;

         -        Change the investment objective of a subaccount;

         - Substitute, add, or delete fund portfolios in which subaccounts currently invest net premiums, to include portfolios of newly designated funds;

         - Fund additional classes of variable life insurance policies through the separate account; and

         - Restrict or eliminate any voting privileges of owners or other persons who have voting privileges in connection with the operation of the separate account.

Some, but not all, of these future changes may be the result of changes in applicable laws or interpretation of the laws.

         The portfolios, which sell their shares to the subaccounts, may discontinue offering their shares to the subaccounts. We will not make any such changes without receiving any necessary approval of the SEC and applicable state insurance departments. We will notify you of any changes. We reserve the right to make other structural and operational changes affecting the separate account.

THE FIXED ACCOUNT

         The fixed account is part of Western Reserve's general account. We use general account assets to support our insurance and annuity obligations other than those funded by separate accounts. Subject to applicable law, Western Reserve has sole discretion over the investment of the fixed account's assets. Western Reserve bears the full investment risk for all amounts contributed to the fixed account. Western Reserve guarantees that the amounts allocated to the fixed account will be credited interest daily at an annual net effective interest rate of at least 2.0%. We will determine any interest rate credited in excess of the guaranteed rate at our sole discretion.

         Money you place in the fixed account will earn interest compounded daily at a current interest rate in effect at the time of your allocation. Unless otherwise required by state law, we may restrict your allocations and transfers to the fixed account if the fixed account value, excluding the loan reserve, following the allocation or transfer would exceed $250,000. We may declare current interest rates from time to time. We may declare more than one interest rate for different money based upon the date of allocation or transfer to the fixed account. When we declare a higher current interest rate on amounts allocated to the fixed account, we guarantee the higher rate on those amounts for at least one year (the "guarantee period") unless those amounts are transferred to the loan reserve. At the end of the guarantee period we may declare a new current interest rate on those amounts and any accrued interest thereon. We will guarantee this new current interest rate for another guarantee period. We credit interest greater than 2.0% during any guarantee period at our sole discretion. You bear the risk that interest we credit will not exceed 2.0%.

         We allocate amounts from the fixed account for cash withdrawals, transfers to the subaccounts, or monthly deduction charges on a last in, first out basis ("LIFO") for the purpose of crediting interest.

         THE FIXED ACCOUNT HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION AND THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION HAS NOT REVIEWED THE DISCLOSURE IN THIS PROSPECTUS RELATING TO THE FIXED ACCOUNT.

THE PORTFOLIOS

         The separate account invests in shares of the portfolios of a fund. Each portfolio is an investment division of a fund, which is an open-end management investment company registered with the SEC. Such registration does not involve supervision of the management or investment practices or policies of the portfolios by the SEC.

         Each portfolio's assets are held separate from the assets of the other portfolios, and each portfolio has investment objectives and policies that are different from those of the other portfolios. Thus, each portfolio operates as a separate investment fund, and the income or loss of one portfolio has no effect on the investment performance of any other portfolio. Pending any prior approval by a state insurance regulatory authority, certain subaccounts and corresponding portfolios may not be available to residents of some states.

         Each portfolio's investment objective(s) and policies are summarized below. THERE IS NO ASSURANCE THAT ANY OF THE PORTFOLIOS WILL ACHIEVE ITS STATED OBJECTIVE(S). Certain portfolios may have investment objectives and policies similar to other portfolios that are managed by the same investment adviser or sub-adviser. The investment results of the portfolios, however, may be higher or lower than those of such other portfolios. We do not guarantee or make any representation that the investment results of the portfolios will be comparable to any other portfolio, even those with the same investment adviser or manager.

         YOU CAN FIND MORE DETAILED INFORMATION ABOUT THE PORTFOLIOS, INCLUDING A DESCRIPTION OF RISKS, IN THE FUND PROSPECTUSES. YOU MAY OBTAIN A FREE COPY OF THE FUND PROSPECTUSES BY CONTACTING US AT 1-800-851-9777 OR VISITING OUR WEBSITE AT WWW.WESTERNRESERVE.COM. YOU SHOULD READ THE FUND PROSPECTUSES CAREFULLY.

                                                              SUB-ADVISER OR ADVISER AND
PORTFOLIO                                                     INVESTMENT OBJECTIVE
--------                                                      --------------------
MUNDER NET50                                                  MUNDER CAPITAL MANAGEMENT
                                                              Seeks long-term capital appreciation.

VAN KAMPEN EMERGING GROWTH                                    VAN KAMPEN ASSET MANAGEMENT INC.
                                                              Seeks capital appreciation.

T. ROWE PRICE SMALL CAP                                       T. ROWE PRICE ASSOCIATES, INC.
                                                              Seeks long-term growth of capital by
                                                              investing primarily in common stocks of
                                                              small growth companies.

THIRD AVENUE VALUE                                            THIRD AVENUE MANAGEMENT LLC
                                                              Seeks long-term capital appreciation.

JANUS GLOBAL                                                  JANUS CAPITAL MANAGEMENT LLC
                                                              Seeks long-term growth of capital
                                                              in a manner consistent with
                                                              the preservation of capital.

TEMPLETON GREAT COMPANIES GLOBAL                              TEMPLETON MANAGEMENT, LTD.
                                                              GREAT COMPANIES, L.L.C.
                                                              Seeks long-term growth of capital in a
                                                              manner consistent with the preservation
                                                              of capital.

GREAT COMPANIES - TECHNOLOGY(SM)                              GREAT COMPANIES, L.L.C.
                                                              Seeks long-term growth of capital.

JANUS GROWTH                                                  JANUS CAPITAL MANAGEMENT LLC
                                                              Seeks growth of capital.

MARSICO GROWTH                                                BANC OF AMERICA CAPITAL MANAGEMENT, LLC
                                                              Seeks long-term growth of capital.

GREAT COMPANIES - AMERICA(SM)                                 GREAT COMPANIES, L.L.C.
                                                              Seeks long-term growth of capital.

                                                              SUB-ADVISER OR ADVISER AND
PORTFOLIO                                                     INVESTMENT OBJECTIVE
--------                                                      --------------------
SALOMON ALL CAP                                               SALOMON BROTHERS ASSET MANAGEMENT INC
                                                              Seeks capital appreciation.

PBHG/NWQ VALUE SELECT                                         NWQ INVESTMENT MANAGEMENT COMPANY, LLC
                                                              AND PILGRIM BAXTER & ASSOCIATES, LTD.
                                                              Seeks to achieve maximum,
                                                              consistent total return with
                                                              minimum risk to principal.

T. ROWE PRICE EQUITY INCOME                                   T. ROWE PRICE ASSOCIATES, INC.
                                                              Seeks to provide substantial dividend income,
                                                              as well as long-term growth of capital by primarily
                                                              investing in the dividend-paying common stocks
                                                              of established companies.

TRANSAMERICA VALUE BALANCED                                   TRANSAMERICA INVESTMENT MANAGEMENT, LLC
                                                              Seeks preservation of capital and
                                                              competitive investment returns.

CLARION REAL ESTATE SECURITIES                                ING CLARION REAL ESTATE SECURITIES
                                                              Seeks long-term total return from
                                                              investments primarily in equity securities
                                                              of real estate companies. Total return will
                                                              consist of realized and unrealized capital
                                                              gains and losses plus income.

FEDERATED GROWTH & INCOME                                     FEDERATED INVESTMENT COUNSELING
                                                              Seeks total return by investing in
                                                              securities that have defensive
                                                              characteristics.

JANUS BALANCED                                                JANUS CAPITAL MANAGEMENT LLC
                                                              Seeks long-term capital growth, consistent
                                                              with preservation of capital and balanced by
                                                              current income.

AEGON BOND                                                    BANC ONE INVESTMENT ADVISORS CORP.
                                                              Seeks the highest possible current income
                                                              within the confines of the primary goal of
                                                              ensuring the protection of capital.

TRANSAMERICA MONEY MARKET                                     TRANSAMERICA INVESTMENT MANAGEMENT, LLC
                                                              Seeks to obtain maximum current income
                                                              consistent with preservation of principal and
                                                              maintenance of liquidity.

ASSET ALLOCATION - CONSERVATIVE PORTFOLIO*                    AEGON/TRANSAMERICA FUND ADVISERS, INC.
                                                              Seeks current income and preservation of capital.

ASSET ALLOCATION - MODERATE PORTFOLIO*                        AEGON/TRANSAMERICA FUND ADVISERS, INC.
                                                              Seeks capital appreciation.

ASSET ALLOCATION - MODERATE GROWTH                            AEGON/TRANSAMERICA FUND ADVISERS, INC.
PORTFOLIO*                                                    Seeks capital appreciation.

                                                              SUB-ADVISER OR ADVISER AND
PORTFOLIO                                                     INVESTMENT OBJECTIVE
--------                                                      --------------------
ASSET ALLOCATION - GROWTH PORTFOLIO*                          AEGON/TRANSAMERICA FUND ADVISERS, INC.
                                                              Seeks capital appreciation and current income.

TRANSAMERICA CONVERTIBLE SECURITIES                           TRANSAMERICA INVESTMENT MANAGEMENT, LLC
                                                              Seeks maximum total return through a combination
                                                              of current income and capital appreciation.

PIMCO TOTAL RETURN                                            PACIFIC INVESTMENT MANAGEMENT COMPANY LLC
                                                              Seeks maximum total return consistent with
                                                              preservation of capital and prudent investment
                                                              management.

TRANSAMERICA EQUITY                                           TRANSAMERICA INVESTMENT MANAGEMENT, LLC
                                                              Seeks to maximize long-term growth.

TRANSAMERICA GROWTH OPPORTUNITIES                             TRANSAMERICA INVESTMENT MANAGEMENT, LLC
                                                              Seeks to maximize long-term growth.

TRANSAMERICA U.S. GOVERNMENT                                  TRANSAMERICA INVESTMENT MANAGEMENT, LLC
SECURITIES                                                    Seeks to provide as high a level of total return as
                                                              is consistent with prudent investment strategies
                                                              by investing under normal conditions at least 80% of
                                                              its net assets in U.S. government debt obligations and
                                                              mortgage-backed securities issued or guaranteed
                                                              by the U.S. government, its agencies or government-
                                                              sponsored entities.

J.P. MORGAN ENHANCED INDEX                                    J.P. MORGAN INVESTMENT MANAGEMENT INC.
                                                              Seeks to earn a total return modestly in excess of the
                                                              total return performance of the S&P 500 Index
                                                              (including the reinvestment of dividends) while
                                                              maintaining a volatility of return similar to the
                                                              S&P 500 Index.

CAPITAL GUARDIAN VALUE                                        CAPITAL GUARDIAN TRUST COMPANY
                                                              Seeks to provide long-term growth of capital and
                                                              income through investments in a portfolio comprised
                                                              primarily of equity securities of U.S. issuers and
                                                              securities whose principal markets are in the U.S.
                                                              (including American Depositary Receipts and
                                                              other U.S. registered foreign securities).

MFS HIGH YIELD                                                MFS INVESTMENT MANAGEMENT
                                                              Seeks to provide high current income by investing
                                                              primarily in a professionally managed diversified
                                                              portfolio of fixed income securities, some of which
                                                              may involve equity features.

                                                              SUB-ADVISER OR ADVISER AND
PORTFOLIO                                                     INVESTMENT OBJECTIVE
--------                                                      --------------------
POTOMAC DOW 30 PLUS PORTFOLIO                                 RAFFERTY ASSET MANAGEMENT, LLC
                                                              Seeks daily investment results that correspond
                                                              to 125% of the performance of the Dow Jones
                                                              Industrial Average(SM).

POTOMAC OTC PLUS PORTFOLIO                                    RAFFERTY ASSET MANAGEMENT, LLC
                                                              Seeks to provide investment returns that correspond
                                                              to 125% of the performance of the Nasdaq 100
                                                              Index(TM).

ACCESS U.S. GOVERNMENT MONEY                                  RAFFERTY ASSET MANAGEMENT, LLC
MARKET PORTFOLIO                                              Seeks to provide security of principal, current
                                                              income and liquidity.

WELLS S&P REIT INDEX PORTFOLIO                                WELLS ASSET MANAGEMENT, INC.
                                                              Seeks to provide investment results corresponding
                                                              to the performance of the S&P Real Estate
                                                              Investment Trust Composite Index.

FIDELITY VIP INDEX 500 PORTFOLIO -                            FIDELITY MANAGEMENT & RESEARCH COMPANY
SERVICE CLASS 2 SHARES                                        Seeks investment results that correspond to the total
                                                              return of common stocks publicly traded in the
                                                              United States, as represented by the Standard &
                                                              Poor's 500(SM) Index.

----------------------
* Each asset allocation portfolio invests in a combination of underlying Series Fund portfolios.

         AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers"), located at 570 Carillon Parkway, St. Petersburg, Florida 33716, a wholly-owned subsidiary of Western Reserve, serves as investment adviser to the Series Fund and manages the Series Fund in accordance with policies and guidelines established by the Series Fund's Board of Directors. For certain portfolios, AEGON/Transamerica Advisers has engaged investment sub-advisers to provide portfolio management services. AEGON/Transamerica Advisers and each investment sub-adviser are registered investment advisers under the Investment Advisers Act of 1940, as amended. See the Series Fund prospectuses for more information regarding AEGON/Transamerica Advisers and the investment sub-advisers.

         Morningstar Associates, LLC ("Morningstar"), located at 225 West Wacker Drive, Chicago, Illinois 60606, serves as a "consultant" to AEGON/Transamerica Advisers for investment model creation and maintenance to the Asset Allocation - Conservative Portfolio, Asset Allocation - Moderate Portfolio, Asset Allocation
- Moderate Growth Portfolio and Asset Allocation - Growth Portfolio of the Series Fund. Morningstar will be paid an annual fee for its services. See the Series Fund prospectuses for more information regarding Morningstar.

         Access Fund Management, LLC, located at 475 Hickorynut Avenue, Oldsmar, Florida 34677, serves as the investment adviser to the AVIT fund and manages the AVIT fund in accordance with policies and guidelines established by the AVIT fund's Board of Trustees. For certain portfolios, AVIT has engaged investment sub-advisers to provide portfolio management services with regard to foreign investments. AVIT and each sub-adviser are registered investment advisers under the Investment Advisers Act of 1940, as amended. See the AVIT fund prospectus for more information regarding Access and the investment sub-advisers.

         Fidelity Management & Research Company ("FMR"), located at 82 Devonshire Street, Boston, Massachusetts 02109, serves as investment adviser to the VIP Fund and manages the VIP Fund in accordance with policies and guidelines established by the VIP Fund's Board of Trustees. For certain portfolios, FMR has engaged investment sub-advisers to provide portfolio management services with regard to foreign investments. FMR and each sub-adviser are registered investment advisers under the Investment Advisers Act of 1940, as amended. See the VIP Fund prospectus for more information regarding FMR and the investment sub-adviser.

YOUR RIGHT TO VOTE PORTFOLIO SHARES

         Even though we are the legal owner of the portfolio shares held in the subaccounts, and have the right to vote on all matters submitted to shareholders of the portfolios, we will vote our shares only as policyowners instruct, so long as such action is required by law.

         Before a vote of a portfolio's shareholders occurs, you will receive voting materials from us. We will ask you to instruct us on how to vote and to return your proxy to us in a timely manner. You will have the right to instruct us on the number of portfolio shares that corresponds to the amount of cash value you have in that portfolio (as of a date set by the portfolio).

         If we do not receive voting instructions on time from some policyowners, we will vote those shares in the same proportion as the timely voting instructions we receive. Should federal securities laws, regulations and interpretations change, we may elect to vote portfolio shares in our own right. If required by state insurance officials, or if permitted under federal regulation, we may disregard certain owner voting instructions. If we ever disregard voting instructions, we will send you a summary in the next annual report to policyowners advising you of the action and the reasons we took such action.

CHARGES AND DEDUCTIONS

         This section describes the charges and deductions that we make under the Policy in consideration for: (1) the services and benefits we provide; (2) the costs and expenses we incur and (3) the risks we assume. The fees and charges deducted under the Policy may result in a profit to us.

SERVICES AND BENEFITS WE PROVIDE                     -        the death benefit, cash and loan benefits;
UNDER THE POLICY:
                                                     -        investment options, including premium allocations;

                                                     -        administration of elective options; and

                                                     -        the distribution of reports to owners.

COSTS AND EXPENSES WE INCUR:                         -        costs associated with processing and underwriting applications;

                                                     -        expenses of issuing and administering the Policy (including any Policy riders);

                                                     -        overhead and other expenses for providing services and benefits and sales and marketing expenses, including compensation paid in connection with the sale of the Policies; and

                                                     -        other costs of doing business, such as collecting premiums, maintaining records, processing claims, effecting transactions, and paying federal, state and local premium and other taxes and fees.

RISKS WE ASSUME:                                     -        that the charges we may deduct may be insufficient to meet our actual claims because insureds die sooner than we estimate; and

                                                     -        that the costs of providing the services and benefits under the
                                                              Policies may exceed the charges we are allowed to deduct.

         Some or all the charges we deduct are used to pay aggregate Policy costs and expenses we incur in providing the services and benefits under the Policy and assuming the risks associated with the Policy.

PREMIUM EXPENSE CHARGE

         Before we allocate the net premium payments you make, we will deduct the Premium Expense Charge.

THE PREMIUM EXPENSE CHARGE IS EQUAL TO:              -        0% of all premium payments in the first year and 3.0% of all premiums you pay thereafter.

                                                     -        Some or all of the premium expense charges we deduct are used to pay the aggregate Policy costs and expenses we incur, including distribution costs and/or state premium taxes. Although state premium tax rates imposed on us vary from state to state, the premium expense charge we deduct will not vary with the state of residence of the policyowner.

MONTHLY DEDUCTION

         We take a monthly deduction from the cash value on the Policy date and on each Monthiversary prior to attained age 100. We deduct this charge on a pro rata basis from all accounts (i.e., in the same proportion that the value in each subaccount and the fixed account bears to the total cash value on the Monthiversary). Because portions of the monthly deduction (such as cost of insurance) can vary monthly, the monthly deduction will also vary.

THE MONTHLY DEDUCTION IS                             -        the monthly Policy charge for the Policy; PLUS
EQUAL TO:
                                                     -        the monthly cost of insurance charge for the Policy; PLUS

                                                     -        the per unit charge for the Policy; PLUS

                                                     -        the portion of the monthly deduction for any benefits
                                                              provided by riders attached to the Policy; PLUS

                                                     -        any decrease charge (if applicable) incurred as a result
                                                              of a decrease in the specified amount.

                                                     MONTHLY POLICY CHARGE:

                                                     -        This charge currently equals $8.00 each Policy month.
                                                              After the first Policy year, we may increase this charge.

                                                     -        We guarantee this charge will never be more than $15.00
                                                              per month.

                                                     -        This charge is used to cover aggregate Policy expenses.

                                                     COST OF INSURANCE CHARGE:

                                                     -        We deduct this charge each month. It varies each month
                                                              and is determined as follows:

                                                              1.  reduce the death benefit on the Monthiversary by the
                                                                  cash value on the Monthiversary after it has been
                                                                  allocated among the layers of specified amount in
                                                                  force in the following order: first, initial
                                                                  specified amount, then, each increase in specified
                                                                  amount starting with the oldest increase, then the
                                                                  next oldest, successively, until

                                                                  all cash value has been allocated (the resulting
                                                                  amounts are the net amount at risk for each layer of
                                                                  specified amount);

                                                              2.  multiply each layer of net amount at risk provided
                                                                  under 1. by the appropriate monthly cost of insurance
                                                                  rate for that layer; and add the results together.

                                                     -        Your monthly current cost of insurance rate depends, in
                                                              part, on your specified amount band. The specified amount
                                                              bands available are:

                                                              -        Band 1: $50,000 - $499,999

                                                              -        Band 2: $500,000 - $999,999

                                                              -        Band 3: $1,000,000 or more

                                                     -        The current Policy cost of insurance rates for the first
                                                              three (3) Policy years are fixed at issue and we
                                                              guarantee not to change them.

                                                     -        Cost of insurance rates are generally lower for each
                                                              higher band of specified amount.

                                                     -        We determine your specified amount band by referring to
                                                              the specified amount in force for the Base Policy (that
                                                              is, the initial specified amount on the Policy date, plus
                                                              any increases, and minus any decreases).

                                                     MONTHLY PER UNIT CHARGE:

                                                     This charge equals:

                                                              -   the per unit charge for the specified amount on the
                                                              Policy date; PLUS

                                                              -   the per unit charge for any in-force riders on the
                                                              Policy that have a per unit charge; PLUS

                                                              -   the per unit charge for each increase in specified
                                                              amount caused by either a rider or a requested increase;
                                                              MINUS

                                                              -   the per unit charge for any specified amount that has
                                                              been decreased.

                                                     -        Currently we deduct this charge each month during the
                                                              first 8 years from the Policy date, and 8 years following
                                                              the date of any increase in specified amount or the
                                                              addition of any rider. We guarantee the duration of this
                                                              charge to be no more than 20 years following the Policy
                                                              date, and no more than 20 years following the date of any
                                                              increase in specified amount.

                                                     -        The per unit charge that is set on the Policy date is
                                                              based on the issue age of the insured and the applicable
                                                              specified amount rate band then in effect. A separate per
                                                              unit charge is assessed for up to 20 years following each
                                                              increase in specified amount and the rate of that charge
                                                              is based on the insured's age and rate band in effect at
                                                              the time of any increase in specified amount.

                                                     -        Each month the applicable specified amount rate band then
                                                              in effect is used to determine the rate at which the per
                                                              unit charge will be calculated for each layer of
                                                              specified amount in force on the Base Policy.


                                                     -        We also deduct this charge for any Primary Insured Rider
                                                              Plus or Other Insured Rider attached to the Policy, at a
                                                              lower level of charge than is applied to the Policy.

                                                     OPTIONAL INSURANCE RIDERS:

                                                     -        The monthly deduction will include charges for any
                                                              optional insurance benefits you add to your Policy by
                                                              rider.

         To determine the monthly cost of insurance rates we refer to a schedule of current cost of insurance rates using the insured's issue age on the Policy date, issue age at the time of any increase in specified amount, specified amount band, gender, underwriting class, and the length of time from the Policy date or from the date of any increase in specified amount. The factors that affect the net amount at risk for each layer of specified amount include the investment performance of the portfolios in which you invest, payment of premiums, the fees and charges deducted under the Policy, the death benefit option you chose, as well as any Policy transactions (such as loans, partial withdrawals, transfers, and changes in specified amount). The actual monthly cost of insurance rates are primarily based on our expectations as to future mortality experience and expenses. Monthly cost of insurance rates may be changed by us from time to time. The actual rates we charge will never be greater than the Table of Guaranteed Maximum Life Insurance Rates stated in your Policy. These guaranteed rates are based on the Commissioners 1980 Standard Ordinary Tobacco and Non-Tobacco Mortality Tables ("1980 C.S.O. Tables") and the insured's attained age, gender, and rate class. For standard rate classes, these guaranteed rates will never be greater than the rates in the 1980 C.S.O. Tables.

         If you increase the specified amount, different monthly cost of insurance rates may apply to that layer of specified amount, based on the insured's issue age and rate class at the time of the increase, gender, and the length of time since the increase. Increases in specified amount may move the Policy into a higher specified amount band, resulting in a decrease in the rates for the cost of insurance charge and per unit charges.

         Decreases in specified amount may cause the Policy to drop into a lower band of specified amount and may result in an increase in the rates for the cost of insurance charge and per unit charges. Decreases in specified amount will be applied on a last-in, first-out basis to the specified amount in force, and will first reduce the specified amount provided by the most recent increase in specified amount in force, then reduce the next most recent increases, successively, and then reduce the initial specified amount.

         If you have selected the Inflation Fighter Rider and you request a decrease in specified amount of your Policy, you will forfeit any future increases in specified amount generated by that rider.

         The underwriting class of the insured will affect the cost of insurance rates. We use a standard method of underwriting in determining underwriting classes, which are based on the health of the insured. We currently place insureds into preferred and standard classes. We also place insureds into sub-standard classes with extra ratings, which reflect higher mortality risks and will result in higher cost of insurance rates.

         We may issue certain Policies on a simplified or expedited basis. Cost of insurance rates charged for any Policies issued on a simplified or expedited basis may cause healthy individuals to pay higher cost of insurance rates than they would pay under a substantially similar Policy that we offer using different underwriting criteria.

         The guaranteed cost of insurance rates under the riders are substantially the same as the guaranteed cost of insurance rates applied to the Policy's net amount at risk, except that current rates are not guaranteed for the first 3 years under the riders.

MORTALITY AND EXPENSE RISK CHARGE

         We deduct a daily charge from your Policy's cash value in each subaccount to compensate us for aggregate Policy expenses and mortality and expense costs we assume. This charge is equal to:

         -        your Policy's cash value in each subaccount multiplied by

         - the daily pro rata portion of the annual mortality and expense risk charge rate of 0.75%.

         The annual rate is equal to 0.75% of the average daily net assets of each subaccount. We guarantee to reduce this charge to 0.30% after the first 15 Policy years. We intend to reduce this charge to 0.00% in the 16th Policy year, but we do not guarantee that we will do so, and we reserve the right to maintain this charge at the 0.30% level after the 15th Policy year.

         The mortality risk is that the insured will live for a shorter time than we project. The expense risk is that the expenses that we incur will exceed the administrative charge limits we set in the Policy.

         If this charge combined with other Policy charges, does not cover our total actual costs, we absorb the loss. Conversely, if the charge more than covers actual costs, the excess is added to our surplus. We expect to profit from this charge. We may use any profits to cover distribution and other costs.

SURRENDER CHARGE

         If you surrender your Policy completely during the first 8 years (or during the 8-year period following an increase in specified amount), we deduct a surrender charge from your cash value and pay the remaining cash value (less any outstanding loan amount) to you.

         The surrender charge is a charge for each $1,000 of the initial specified amount of your Base Policy and of each increase in specified amount. The surrender charge that will apply on a full surrender of the Policy is the total of the surrender charge calculated for the initial specified amount and the surrender charges calculated for each increase in specified amount (including specified amount increases generated by the Inflation Fighter Rider) unless there has been a reduction in specified amount for which a decrease charge was applied.

         The initial specified amount has an 8-year surrender charge period starting on the Policy date and surrender charges that are based upon the insured's issue age, gender and rate class on the Policy date. Each increase in specified amount has its own 8-year surrender charge period and surrender charges that are based upon the insured's issue age, gender and rate class at the time of the increase.

         There is no surrender charge if you wait until the end of the 8th Policy anniversary to surrender your Policy and you have not selected the Inflation Fighter Rider and you have not increased your specified amount within the past 8 Policy years. The payment you receive is called the net surrender value. The formula we use reduces the surrender charge at older ages in compliance with state laws.

         THE SURRENDER CHARGE MAY BE SIGNIFICANT. YOU SHOULD EVALUATE THIS CHARGE CAREFULLY BEFORE YOU CONSIDER A SURRENDER. Under some circumstances the level of surrender charges might result in no net surrender value available if you surrender your Policy in the early Policy years. This will depend on a number of factors, but is more likely if:

         - you pay premiums equal to or not much higher than the minimum monthly guarantee premium shown in your Policy; and/or

         -        investment performance is too low.

         In addition, surrender charges that apply for 8 years after any increase in specified amount will likely significantly reduce your net surrender value.

THE SURRENDER CHARGE FOR          -    the surrender charge per $1,000 of
EACH LAYER OF SPECIFIED AMOUNT         specified amount in the layer (varies by
IS CALCULATED AS:                      issue age, gender and underwriting class
                                       on the Policy date or date of specified
                                       amount increase); multiplied by

                                  -    the number of thousands of specified
                                       amount in the layer; multiplied by

                                  -    the SURRENDER CHARGE FACTOR.

         The SURRENDER CHARGE PER THOUSAND is calculated separately for the initial specified amount and for each increase in specified amount, using the rates found in Appendix A.

         The SURRENDER CHARGE FACTOR is also calculated separately for the initial specified amount and for each increase in specified amount in force (including specified amount increases generated by the Inflation Fighter Rider). The surrender charge factor varies by the insured's issue age (on the Policy date or date of specified amount increase) and number of years since the Policy date or date of specified amount increase. In no event are the surrender charge factors any greater than those shown on the table below. We always determine the surrender charge factor from the Policy date or date of specified amount increase to the surrender date, regardless of whether there were any prior lapses and reinstatements.

                  SURRENDER CHARGE FACTORS
END OF POLICY
    YEAR*                       FACTOR FOR ISSUE AGES
                          0-39          40-59         60-85
At Issue                  1.00          1.00          1.00
1                         1.00          1.00           .80
2                          .87           .75           .70
3                          .70           .70           .65
4                          .60           .60           .60
5                          .40           .40           .40
6                          .30           .30           .30
7                          .20           .20           .20
8+                           0             0             0

* The factor on any date other than a Policy anniversary or anniversary of an increase in specified amount will be determined proportionately using the factor at the end of the year prior to surrender and the factor at the end of the year of surrender.

- SURRENDER CHARGE EXAMPLE: Assume a male non-tobacco user purchases the Policy at issue age 30 with a specified amount of $100,000. The Policy is surrendered at the end of Policy year 5. The surrender charge per $1,000 of specified amount is $21.60. This is multiplied by the surrender charge factor of .40.

The surrender charge       =        the surrender charge per $1,000 ($21.60) x
                                    the number of thousands of initial specified
                                    amount (100) x the surrender charge factor
                                    (.40)

                           =        $864.

         The surrender charge helps us recover distribution expenses that we incur in connection with the Policy, including agent sales commissions and printing and advertising costs, as well as aggregate Policy expenses.

DECREASE CHARGE

         If you decrease the specified amount during the first 8 Policy years (or during the 8-year period following an increase in specified amount), we will deduct a decrease charge from your cash value. We will deduct the charge as part of your monthly deduction on the Monthiversary on which the decrease in specified amount is effective.

THE DECREASE CHARGE IS EQUAL TO:  -    the surrender charge as of the date of
                                       the decrease applicable to that portion
                                       of the layer of the specified amount that is decreased. See Surrender Charge above.

         Decreases in specified amount will be applied on a last-in, first-out basis to the current specified amount in force. The decrease charge will first be calculated based on the current surrender charge applicable to the most recent increase in specified amount still in force. If the amount of the decrease in specified amount is greater than the most recent increase in specified amount, then the charge will also be calculated based on the surrender charges applicable to the next most recent increases, successively, and then will also be calculated based on any remaining surrender charge on the initial specified amount, up to the amount of the requested decrease.

EXAMPLE:

January 1, 2001                   Policy issued for $300,000
January 1, 2004                   Policy increased by $200,000
January 1, 2005                   Policy decreased by $100,000

         If the surrender charge on January 1, 2005 (before the decrease) is:

    LAYER OF
SPECIFIED AMOUNT            SURRENDER CHARGE
----------------            ----------------
    $300,000                    $4,656
    $200,000                    $3,624

         The $200,000 layer is reduced to $100,000 on January 1, 2005 and a surrender charge of $1,812 is applied.

                      100
                      ---
                      200 x $3,624 = $1,812

         We will not deduct the decrease charge from the cash value when a specified amount decrease results from:

         -        a change in the death benefit option; or

         - a cash withdrawal (when you select death benefit Option A or when you choose death benefit Option C and the insured's attained age is 71 or higher).

         If a decrease charge is deducted because of a decrease in specified amount, any future decrease charges incurred during the surrender charge period will be based on the reduced specified amount.

         We will determine the decrease charge using the above formula, regardless of whether your Policy has lapsed and been reinstated, or you have previously decreased your specified amount. We will not allow a decrease in specified amount if the decrease charge will cause the Policy to begin a grace period. A decrease in specified amount will generally decrease the insurance protection of the Policy.

TRANSFER CHARGE

                  - We currently allow you to make 12 transfers each year free from charge.

                  -        We charge $25 for each additional transfer.

                  - For purposes of assessing the transfer charge, all transfers made in one day, regardless of the number of subaccounts affected by the transfer, will be considered a single transfer.

                  - We deduct the transfer charge from the amount being transferred.

                  - Transfers due to loans or the exercise of conversion rights, via the Internet, or due to reallocation of cash value immediately after the reallocation date, do not count as transfers for the purpose of assessing this charge.

                  - Transfers under dollar cost averaging and asset rebalancing are transfers for purposes of this charge.

                  -        We will not increase this charge.

LOAN INTEREST CHARGE

         We currently charge you an effective annual interest rate on a Policy loan of 2.75% (3.0% maximum guaranteed) on each Policy anniversary. We will also credit the amount in the loan reserve with an effective annual interest rate of 2.0%. After offsetting the 2.0% interest we credit, the net cost of loans currently is 0.75% annually (1.0% maximum guaranteed). After the 10th Policy year, we will apply preferred loan rates charged on an amount equal to the cash value MINUS total premiums paid (less any cash withdrawals) and MINUS any outstanding loan amount including accrued loan interest. The current preferred loan interest rate charged is 2.00% effective annually and is guaranteed not to exceed 2.25%. After the insured's attained age 100, all loans are considered preferred loans.

CASH WITHDRAWAL CHARGE

         - After the first Policy year, you may take one cash withdrawal per Policy year.

         - When you make a cash withdrawal, we charge a processing fee of $25 or 2% of the amount you withdraw, whichever is less.

         - We deduct this amount from the withdrawal, and we pay you the balance.

         -        We will not increase this charge.

TAXES

         We currently do not make any deductions for taxes from the separate account. We may do so in the future if such taxes are imposed by federal or state agencies.

RIDER CHARGES

         - LIVING BENEFIT RIDER. We do not assess an administrative charge for this rider; however, we do reduce the single sum benefit by a discount factor to compensate us for expected lost income due to the early payment of the death benefit.

         - INFLATION FIGHTER RIDER. Annual increases in specified amount generated by this rider will increase the cost of insurance charges and increase the amount and duration of the per unit charges and surrender charges under the Policy. The new layer of cost of insurance charge and per unit charge resulting from the annual increase in specified amount will be set based on the Policy's issue age and duration at the time of the increase.

         - CHILDREN'S INSURANCE RIDER. We assess a cost of insurance charge based on the rider face amount regardless of the number of children insured.

         - ACCIDENTAL DEATH BENEFIT RIDER. We assess a cost of insurance charge based on the insured's attained age and rider face amount. Cost of insurance charges generally will increase each year with the age of the insured.

         - OTHER INSURED RIDER. We assess a cost of insurance charge based on each other insured's issue age, gender, underwriting class, Policy year and the rider face amount. We assess a per unit charge based on each insured's issue age, Policy year and the rider face amount. Cost of insurance charges and per unit charges generally will increase each year with the age of the insured.

         - DISABILITY WAIVER OF MONTHLY DEDUCTIONS RIDER. We assess a rider charge based on the primary insured's issue age, gender and net amount at risk for the Policy, as well as a charge based on those riders that would be eligible to have monthly deductions waived.

         - DISABILITY WAIVER OF PREMIUM RIDER. The charge for this rider is based on the primary insured's issue age, gender and the amount of monthly waiver of premium benefit that would be paid in the event of total disability, as defined in the rider.

         - PRIMARY INSURED RIDER PLUS ("PIR PLUS"). We assess a cost of insurance charge based on the insured's issue age, gender, underwriting class, Policy year and the rider face amount. We assess a per unit charge based on the insured's issue age, Policy year and the rider face amount. Cost of insurance charges generally will increase each year with the age of the insured.

PORTFOLIO EXPENSES

         The portfolios deduct management fees and expenses from the amounts you have invested in the portfolios. These fees and expenses reduce the value of your portfolio shares. Some portfolios also deduct 12b-1 fees from portfolio assets.

         Our affiliate, AFSG Securities Corporation ("AFSG"), the principal underwriter for the Policies, will receive the 12b-1 fees deducted from the VIP Fund and AVIT portfolio assets for providing shareholder support services to the VIP Fund and AVIT portfolios. We and our affiliates, including the principal underwriter for the Policies, may receive compensation from the investment advisers, administrators, and/or distributors (and an affiliate thereof) of the portfolios in connection with administrative or other services and cost savings experienced by the investment advisers, administrators or distributors. It is anticipated that such compensation will be based on assets of the particular portfolios attributable to the Policy and may be significant. Some advisers, administrators, distributors or portfolios may pay us (and our affiliates) more than others.

THE POLICY

         Depending on the state of issue, your Policy may be an individual Policy or a certificate issued under a group Policy. The Policy is subject to the insurance laws and regulations of each state or jurisdiction in which it is available for distribution. There may be differences between the Policy issued and the general Policy description contained in this prospectus because of requirements of the state where your Policy is issued. Some of the state specific differences are included in the prospectus, but this prospectus does NOT include references to all state specific differences. All state specific Policy features will be described in your Policy.

OWNERSHIP RIGHTS

         The Policy belongs to the owner named in the application. The owner may exercise all of the rights and options described in the Policy. The owner is the insured unless the application specifies a different person as the insured. If the owner dies before the insured and no contingent owner is named, then ownership of the Policy will pass to the owner's estate. The principal rights an owner may exercise are:

         -        to designate or change beneficiaries;

         -        to receive amounts payable before the death of the insured;

         - to assign the Policy (if you assign the Policy, your rights and the rights of anyone who is to receive payment under the Policy are subject to the terms of that assignment);

         -        to change the owner of this Policy; and

         - to change the specified amount or death benefit option type of this Policy.

At issue, the owner must select either the guideline premium tax test or the cash accumulation value tax test on the Policy application. Once selected, this tax test cannot be changed.

         No designation or change in designation of an owner will take effect unless we receive written request thereof. When received, the request will take effect as of the date we receive it, subject to payment or other action taken by us before it was received.

MODIFYING THE POLICY

         Any modifications or waiver of any rights or requirements under the Policy must be in writing and signed by our president or secretary. NO AGENT MAY BIND US BY MAKING ANY PROMISE NOT CONTAINED IN THIS POLICY.

Upon notice to you, we may amend the Policy:

         - to make the Policy or the separate account comply with any law or regulation issued by a governmental agency to which we are subject; or

         - to assure qualification of the Policy under the Internal Revenue Code or other federal or state laws relating to variable life policies; or

         -        to reflect a change in the operation of the separate account;
                  or

         - to provide additional subaccounts and/or fixed account options.

PURCHASING A POLICY

         To purchase a Policy, you must submit a completed application (listing your choice of death benefit option and tax test, among others) and an initial premium to us through any licensed life insurance agent who is also a registered representative of a broker-dealer having a selling agreement with AFSG, the principal underwriter for the Policy, and us.

         You select the specified amount of insurance coverage for your Policy within the following limits. Our current minimum specified amount for a Policy is generally $50,000. We currently charge lower cost of insurance rates for Policies with specified amounts in higher bands of coverage. We offer the following specified amount bands of coverage:

                  -        band 1: $50,000 - $499,999

                  -        band 2: $500,000 - $999,999

                  -        band 3: $1,000,000 and over

         We will generally only issue a Policy to you if you provide sufficient evidence that the insured meets our insurability standards. Your application is subject to our underwriting rules, and we may reject any application for any reason permitted by law. We will not issue a Policy to you if the insured is over age 85. The insured must be insurable and acceptable to us under our underwriting rules on the later of:

         -        the date of your application; or

         - the date the insured completes all of the medical tests and examinations that we require.

TAX-FREE "SECTION 1035" EXCHANGES

         You can generally exchange one life insurance policy for another covering the same insured in a "tax-free exchange" under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both life insurance policies carefully. Remember that if you exchange another life insurance policy for the one described in this prospectus, you might have to pay a surrender charge on your old policy, other charges may be higher (or lower) and the benefits may be different. If the exchange does not qualify for Section 1035 treatment, or if your current policy is subject to a policy loan, you may also have to pay federal income tax on the exchange. You should not exchange another life insurance policy for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person selling you the Policy (that person will generally earn a commission if you buy this Policy through an exchange or otherwise).

WHEN INSURANCE COVERAGE TAKES EFFECT

         Insurance coverage under the Policy will take effect only if all of the following conditions have been met: (1) the first full premium must be received by the Company; (2) during the lifetime of any proposed insured, the proposed owner must have personally received and accepted the Policy which was applied for and all answers on the application must be true and correct on the date such Policy is received and accepted; and (3) on the date of the later of either (1) or (2) above, all of the statements and answers given in the application must be true and complete, and there must have been no change in the insurability of any proposed insured.

         Conditional Insurance Coverage. If you pay the full initial premium listed in the conditional receipt attached to the application, and we deliver the conditional receipt to you, the insured will have conditional insurance coverage under the terms of the conditional receipt. Because we do not accept initial premiums in advance for Policies with a specified amount in excess of $1,000,000, we do not offer conditional insurance coverage for

Policies issued with a specified amount in excess of $1,000,000. Conditional insurance coverage is void if the check or draft you gave us to pay the initial premium is not honored when we first present it for payment.

THE AGGREGATE AMOUNT OF           -    the amounts applied for under all
CONDITIONAL CONDITIONAL                conditional receipts issued by us; or
INSURANCE COVERAGE, IF ANY, IS
THE LESSER OF:                    -    $500,000 of life insurance.

SUBJECT TO THE CONDITIONS AND     -    the date of application
IMITATIONS OF THE CONDITIONAL
RECEIPT, CONDITIONAL INSURANCE    -    the date of the last medical examination,
UNDER THE TERMS OF THE POLICY          test, and other screenings required by
APPLIED FOR MAY BECOME                 us, if any (the 9 "Effective Date"). Such
EFFECTIVE AS OF THE LATER OF:          conditional insurance will take effect as
                                       of the Effective Date, so long as all of the following requirements are met:

                                       1.   Each person proposed to be insured
                                            is found to have been insurable as
                                            of the Effective Date, exactly as
                                            applied for in accordance with our
                                            underwriting rules and standards,
                                            without any modifications as to
                                            plan, amount, or premium rate;

                                       2.   As of the Effective Date, all
                                            statements and answers given in the
                                            application must be true;

                                       3.   The payment made with the
                                            application must not be less than
                                            the full initial premium for the
                                            mode of payment chosen in the
                                            application and must be received at
                                            our office within the lifetime of
                                            the proposed insured;

                                       4.   All medical examinations, tests, and
                                            other screenings required of the
                                            proposed insured by us are completed
                                            and the results received at our
                                            office within 60 days of the date
                                            the application was completed; and
                                            5. All parts of the application, any
                                            supplemental application,
                                            questionnaires, addendum and/or
                                            amendment to the application are
                                            signed and received at our office.

ANY CONDITIONAL LIFE INSURANCE    a.   60 days from the date the application was
COVERAGE TERMINATES ON THE             signed;
EARLIEST OF:
                                  b.   the date we either mail notice to the
                                       applicant of the rejection of the
                                       application and/or mail a refund of any
                                       amounts paid with the application;

                                  c. when the insurance applied for goes into effect under the terms of the Policy applied for; or

                                  d. the date we offer to provide insurance on terms that differ from the insurance for which you have applied.

SPECIAL LIMITATIONS OF THE        -    the conditional receipt is not valid
CONDITIONAL RECEIPT:                   unless:

                                       -    all blanks in the conditional
                                            receipt are completed; and

                                       -    the Receipt is signed by an agent or
                                            authorized Company representative.

OTHER LIMITATIONS:                -    There is no conditional receipt coverage
                                       for riders or any additional benefits, if any, for which you may have applied.

                                  -    If one or more of the Receipt's
                                       conditions have not been met exactly, or if a proposed insured dies by suicide, we will not be liable except to return any payment made with the application.

                                  -    If we do not approve and accept the
                                       application within 60 days of the date
                                       you signed the application, the
                                       application will be deemed to be rejected by us and there will be no conditional insurance coverage. In that case, Western Reserve's liability will be limited to returning any payment(s) you have made upon return of this Receipt to us.

         Full Insurance Coverage and Allocation of Initial Premium. Once we determine that the insured meets our underwriting requirements and you have paid the initial premium, full insurance coverage will begin and we will begin to take the monthly deductions from your net premium. This date is the Policy date. On the Policy date (or on the record date if your Policy is backdated), we will allocate your initial net premium, minus monthly deductions, to the fixed account and the subaccounts you selected on your application, provided you live in a state that does not require a refund of full premium during the free-look period. If your state requires us to return the full premium in the event you exercise your free-look right, we will place your net premium in the reallocation account until the reallocation date. While held in the reallocation account, premium(s) will be credited with interest at the current fixed account rate.

         On any day we credit net premiums or transfer cash value to a subaccount, we will convert the dollar amount of the net premium (or transfer) into subaccount units at the unit value for that subaccount, determined at the end of the day on which we receive the premium or transaction request at our office. We will credit amounts to the subaccounts only on a valuation date, that is, on a date the New York Stock Exchange ("NYSE") is open for trading.

BACKDATING A POLICY

         If you request, we may backdate a Policy by assigning a Policy date earlier than the date the Policy is issued. However, in no event will we backdate a Policy earlier than the earliest date allowed by state law or by our underwriting rules. Your request must be in writing and, if we approve the request, will amend your application.

         Cost of insurance charges are based in part on the age of the insured on the Policy date or on the date of a requested increase in specified amount. Generally, cost of insurance charges are lower at a younger age. We will deduct the monthly deduction, including cost of insurance charges, for the period that the Policy is backdated. THIS MEANS THAT WHILE THE MONTHLY DEDUCTION MAY BE LOWER THAN WHAT WOULD HAVE BEEN CHARGED HAD WE NOT BACKDATED THE POLICY, YOU WILL BE PAYING FOR INSURANCE DURING A PERIOD WHEN THE POLICY WAS NOT IN FORCE.

POLICY CHANGES AFTER AGE 100

         If the Policy is still in force on the Policy anniversary on or following the insured's 100th birthday, the Policy will continue, with the following changes, which may vary by state:

         -        We will no longer accept any further premium payments;

         -        We will no longer deduct the monthly deductions;

         - We will continue to deduct the mortality and expense risk charge, if any;

         - Interest will continue to accrue on any Policy loans, as before;

         - We will continue to accept Policy loan repayments and loan interest payments; and

         - We will continue to permit Policy loans and withdrawals to be made.

POLICY FEATURES

PREMIUMS

ALLOCATING PREMIUMS

         You must instruct us on how to allocate your net premium among the subaccounts and the fixed account. The fixed account may not be available in all states to direct or transfer money into. You must follow these guidelines:

         -        allocation percentages must be in whole numbers;

         - if you select dollar cost averaging, you must have at least $5,000 in each subaccount from which we will make transfers and you must transfer at least a total of $100 monthly;

         - if you select asset rebalancing, the cash value of your Policy, if an existing Policy, or your minimum initial premium, if a new Policy, must be at least $5,000; and

         - unless otherwise required by state law, we may restrict your allocations to the fixed account if the fixed account value, excluding amounts in the loan reserve, following the allocation would exceed $250,000.

         Currently, you may change the allocation instructions for additional premium payments without charge at any time by writing us or calling us at 1-800-851-9777 Monday - Friday 8:30 a.m. - 7:00 p.m. Eastern time. The change will be effective at the end of the valuation date on which we receive the change. Upon instructions from you, the registered representative/agent of record for your Policy may also change your allocation instructions for you. The minimum amount you can allocate to a particular subaccount is 1.0% of a net premium payment.

         Whenever you direct money into a subaccount, we will credit your Policy with the number of units for that subaccount that can be bought for the dollar payment. Premium payments received before the NYSE closes are priced using the unit value determined at the closing of the regular business session of the NYSE (usually at 4:00 p.m. Eastern time). If we receive a premium payment after the NYSE closes, we will process the order using the subaccount unit value determined at the close of the next regular session of the NYSE. We will credit amounts to the subaccounts only on a valuation date, that is, on a date the NYSE is open for trading. Your cash value will vary with the investment experience of the subaccounts in which you invest. YOU BEAR THE INVESTMENT RISK FOR AMOUNTS YOU ALLOCATE TO THE SUBACCOUNTS.

         You should periodically review how your cash value is allocated among the subaccounts and the fixed account because market conditions and your overall financial objectives may change.

         Reallocation Account. If your state requires us to return your initial premium in the event you exercise your free-look right, we will allocate the initial net premium on the Policy date (or the record date if your Policy is backdated) to the reallocation account as shown on your Policy schedule page. While held in the reallocation account, net premium(s) will be credited with interest at the current fixed account rate and reduced by any monthly deductions due. The net premiums will remain in the reallocation account until the reallocation date. The reallocation date is the Policy date (or the record date if your Policy is backdated), plus the number of days in your state's free-look period, plus five days. Please contact your agent for details concerning the free-look period for your state.

         On the first valuation date on or after the reallocation date, we will reallocate all cash value from the reallocation account to the fixed account and the subaccounts you selected on the application. If you requested dollar cost averaging, on the reallocation date we will reallocate the cash value either to the fixed account, the WRL Transamerica Money Market subaccount or the WRL AEGON Bond subaccount (depending on which account you selected on your application).

         For states that do not require a full refund of the initial premium, the reallocation date is the same as the Policy date. On the Policy date, we will allocate your initial net premium, minus monthly deductions, to the fixed account and the subaccounts in accordance with the instructions you gave us on your application.

PREMIUM FLEXIBILITY

         You generally have flexibility to determine the frequency and the amount of the premiums you pay. Unlike conventional insurance policies, you do not have to pay your premiums according to a rigid and inflexible premium schedule. Before we issue the Policy to you, we may require you to pay a premium at least equal to a minimum monthly guarantee premium set forth in your Policy. Thereafter (subject to the limitations described below), you may make unscheduled premium payments at any time and in any amount over $50. Under some circumstances, you may be required to pay extra premiums to prevent a lapse. Your minimum monthly guarantee premium may change if you request a change in your Policy. If this happens, we will notify you of the new minimum monthly guarantee premium. See Minimum Monthly Guarantee Premium below.

PLANNED PERIODIC PAYMENTS

         You will determine a planned periodic payment schedule, which allows you to pay level premiums at fixed intervals over a specified period of time. You are not required to pay premiums according to this schedule. You may change the amount, frequency, and the time period over which you make your planned periodic payments. Please be sure to notify us or your agent/registered representative of any address changes so that we may be able to keep your current address on record.

         Even if you make your planned periodic payments on schedule, your Policy may still lapse. The duration of your Policy depends on the Policy's net surrender value. If the net surrender value is not high enough to pay the monthly deduction when due (and your no lapse period has expired) then your Policy will lapse (unless you make the payment we specify during the 61-day grace period).

MINIMUM MONTHLY GUARANTEE PREMIUM

         The full initial premium is the only premium you are required to pay under the Policy. However, you greatly increase your risk of lapse if you do not regularly pay premiums at least as large as the current minimum monthly guarantee premium.

         Until the no lapse date shown on your Policy schedule page, we guarantee that your Policy will not lapse, as long as on any Monthiversary you have paid total premiums (MINUS any cash withdrawals, MINUS any outstanding loan amount, MINUS any accrued loan interest, and MINUS any decrease charge) that equal or exceed the sum of the minimum monthly guarantee premiums for each month from the Policy date up to and including the current month. If you take a cash withdrawal, a loan, or if you increase or decrease your specified amount (including specified amount increases generated by the Inflation Fighter Rider) or if you add, increase or decrease a rider, you may need to pay additional premiums in order to keep the no lapse period guarantee in place.

         The initial minimum monthly guarantee premium is shown on your Policy's schedule page, and depends on a number of factors, including the age, gender, rate class of the insured, and the specified amount requested. We will adjust the minimum monthly guarantee premium if you change death benefit options, increase or decrease the specified amount (including specified amount increases generated by the Inflation Fighter Rider), or if any of the riders are added, or if in force riders are increased or decreased. We will notify you of the new minimum monthly guarantee premium. We also reserve the right to require, before we issue a Policy, that the initial premium plus the planned premium payable during the no lapse period is at least equal to the cumulative minimum monthly guarantee premiums during the no lapse period.

         Until the no lapse date shown on your Policy schedule page, your Policy will remain in force and no grace period will begin, even if your net surrender value is too low to pay the monthly deduction, as long as on any Monthiversary the total amount of the premiums you have paid (MINUS any cash withdrawals, MINUS any outstanding loan amount, MINUS any accrued interest and MINUS any decrease charge) equals or exceeds the sum of the minimum monthly guarantee premiums in effect for each month from the Policy date up to and including the current month.

         AFTER THE NO LAPSE PERIOD GUARANTEE ENDS, PAYING THE CURRENT MINIMUM MONTHLY GUARANTEE PREMIUM EACH MONTH WILL NOT NECESSARILY KEEP YOUR POLICY IN FORCE. YOU MAY NEED TO PAY ADDITIONAL PREMIUMS TO KEEP THE POLICY IN FORCE.

         For a Policy issued to any insured 0-55, the no lapse date is the same date as the Policy's 10th anniversary. For a Policy issued to an insured ages 56-59, the no lapse date is the Policy anniversary at the insured's attained age
65. For a Policy issued to an insured ages 60-85, the no lapse date is the fifth Policy anniversary. The no lapse date is specified in your Policy.

PREMIUM LIMITATIONS

         Premium payments must be at least $50 ($1,000 if by wire). We may return premiums less than $50. We will not allow you to make any premium payments that would cause the total amount of the premiums you pay to exceed the current maximum premium limitations, which qualify the Policy as life insurance according to federal tax laws. This maximum is set forth in your Policy. If you make a payment that would cause your total premiums to be greater than the maximum premium limitations, we will return the excess portion of the premium payment. We will not permit you to make additional premium payments until they are allowed by the maximum premium limitations. In addition, we reserve the right to refund a premium or require evidence of insurability if the premium would increase the death benefit by more than the amount of the premium. If you choose the guideline premium test there are additional premium limitations. We may not accept a payment that will cause the Policy to become a modified endowment contract without your consent.

MAKING PREMIUM PAYMENTS

         We will consider any payments you make to be premium payments, unless you clearly mark them as loan repayments. We will deduct certain charges from your premium payments. We will accept premium payments by wire transfer.

         If you wish to make payments by wire transfer, you should contact our Call Center at 1-800-851-9777 for instructions on wiring federal funds to us.

         Tax-Free Exchanges ("1035 Exchanges"). We will accept part or all of your initial premium from one or more contracts insuring the same insured that qualify for tax-free exchanges under Section 1035 of the Internal Revenue Code. If you contemplate such an exchange, you should consult a competent tax advisor to learn the potential tax effects of such a transaction.

         Subject to our underwriting requirements, we will permit you to make one additional cash payment within three business days of receipt at our office of the proceeds from the 1035 Exchange before we finalize your Policy's specified amount.

TRANSFERS

GENERAL

         You or your agent/registered representative of record may make transfers among the subaccounts or from the subaccounts to the fixed account. We determine the amount you have available for transfers at the end of the valuation period when we receive your transfer request at our office. We may, at any time, discontinue transfer privileges, modify our procedures, or limit the number of transfers we permit. The following features apply to transfers under the Policy:

         - You may make one transfer from the fixed account in a Policy year (unless you choose dollar cost averaging from the fixed account).

         - Unless otherwise required by state law, we may restrict transfers to the fixed account, if the fixed account value, excluding amounts in the loan reserve, following the transfer would exceed $250,000.

         - You may request transfers in writing (in a form we accept), by fax, by telephone to our office or electronically through our website (www.westernreserve.com).

         -        There is no minimum amount that must be transferred.

         - There is no minimum amount that must remain in a subaccount after a transfer.

         - We deduct a $25 charge from the amount transferred for each transfer in excess of 12 transfers in a Policy year.

         - We consider all transfers made in any one day to be a single transfer.

         - Transfers resulting from loans or the exercise of conversion rights, or due to reallocation of cash value immediately after the reallocation date are currently not treated as transfers for the purpose of the transfer charge.

         - Transfers via the Internet are not treated as transfers for the purpose of the transfer charge.

         - Transfers under dollar cost averaging and asset rebalancing are treated as transfers for purposes of the transfer charge.

         - Transfers between any AVIT subaccount and any Series Fund or VIP Fund subaccount will be processed only if you send us a written request through standard United States Postal delivery, with an original signature authorizing each transfer.

         We will process any transfer order we receive at our office before the NYSE closes (usually 4:00 p.m. Eastern time) using the subaccount unit value determined at the end of that session of the NYSE. If we receive the transfer order after the NYSE closes, we will process the order using the subaccount unit value determined at the close of the next regular business session of the NYSE.

         COSTS AND MARKET TIMING/FREQUENT TRANSFERS. Professional market timing organizations and some Policy owners try to profit from various strategies called market timing; for example, switching money into investment option portfolios when they expect prices to rise and taking money out when they expect prices to fall, or switching from one investment option portfolio to another and then back again after a short period of time. As money is shifted in and out, the underlying mutual fund incurs expenses for buying and selling securities. These costs are borne by all Policy owners, including the long-term Policy owners who do not generate the costs. Frequent transfers may also impede the ability of the portfolio manager of the underlying fund to sustain the stated investment objective of the portfolio.

         The transfer privilege under the Policy is not intended to serve as a vehicle for short-term or frequent transfers. The Policy does not permit market timing/frequent transfers except among subaccounts in the Access Variable Insurance Trust. As described above, frequent transfers among investment option portfolios disrupt portfolio management in the underlying mutual fund and tend to drive fund expenses higher. We reserve the right to limit or revoke your transfer privileges and/or may not accept future premium payments from you if you engage in frequent transfer activity. We consider eight or more transfers in any three-month period to be frequent transfer activity, although we reserve the right to impose restrictions if there are less frequent transfers.

         You may only transfer values between subaccounts in the AEGON/Transamerica Series Fund, Inc. or the Fidelity Variable Insurance Products Fund and the Access Variable Insurance Trust by sending us your written request, with original signature authorizing each transfer, through standard United States postal delivery (no overnight or other priority delivery service).

         DO NOT INVEST WITH US IN THE AEGON/TRANSAMERICA SERIES FUND, INC. OR THE FIDELITY VARIABLE INSURANCE PRODUCTS FUND IF YOU INTEND TO CONDUCT MARKET TIMING/FREQUENT TRANSFER ACTIVITY. IF YOU DO, WE WILL IMMEDIATELY NOTIFY YOU AND YOUR AGENT IN WRITING THAT ANY ADDITIONAL REQUESTS FOR TRANSFERS WILL BE SUBJECT TO CERTAIN RESTRICTIONS, INCLUDING THE PERMANENT LOSS OF ELECTRONIC TRANSFER PRIVILEGES. We consider transfers by telephone, fax, overnight mail or Internet to be "electronic" transfers.

         We may, at any time, discontinue transfer privileges, modify our procedures, or limit the number of transfers we permit.

         Your Policy, as applied for and issued, will automatically receive telephone transfer privileges unless you provide other instructions. The telephone transfer privileges allow you to give authority to the registered representative or agent of record for your Policy to make telephone transfers and to change the allocation of future payments among the subaccounts and the fixed account on your behalf according to your instructions. To make a telephone transfer, you may call us at 1-800-851-9777 Monday - Friday 8:30 a.m. - 7:00 p.m. Eastern time, or fax your instructions to 727-299-1648.

         Please note the following regarding telephone, Internet or fax transfers:

         - We will employ reasonable procedures to confirm that instructions are genuine.

         - If we follow these procedures, we are not liable for any loss, damage, cost or expense from complying with instructions we reasonably believe to be authentic. You bear the risk of any such loss.

         - If we do not employ reasonable confirmation procedures, we may be liable for losses due to unauthorized or fraudulent instructions.

         - Such procedures may include requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of transactions to owners, and/or tape recording telephone instructions received from owners.

         - We may also require that you send us the telephone, Internet or fax transfer order in writing.

         - If you do not want the ability to make telephone or Internet transfers, you should notify us in writing at our office.

         - Telephone, Internet or fax orders must be received at our office before 4:00 p.m. Eastern time to receive same-day pricing of the transaction. Orders received before the NYSE closes are priced using the subaccount unit value determined at the close of that regular business session of the NYSE (usually 4:00 p.m. Eastern time). If we receive the transfer order after the NYSE closes, we will process the order using the subaccount unit value determined at the close of the next regular business session of the NYSE.

         - WE WILL NOT BE RESPONSIBLE FOR SAME-DAY PROCESSING OF TRANSFERS IF FAXED TO A NUMBER OTHER THAN 727-299-1648.

         - We will not be responsible for any transmittal problems when you fax us your order unless you report it to us within five business days and send us proof of your fax transmittal. We may discontinue this option at any time.

         We cannot guarantee that telephone and faxed transactions will always be available. For example, our offices may be closed during severe weather emergencies or there may be interruptions in telephone or fax service beyond our control. If the volume of calls is unusually high, we might not have someone immediately available to receive your order. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances.

         Similarly, online transactions processed via the Internet may not always be possible. Telephone and computer systems, whether yours, your Internet service provider's, your agent's or Western Reserve's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should make your request or inquiry in writing. You should protect your personal identification number (PIN) because self-service options will be available to your agent of record and to anyone who provides your PIN. We will not be able to verify that the person using your PIN and providing instructions online is you or one authorized by you.

FIXED ACCOUNT TRANSFERS

         You may make one transfer per Policy year from the fixed account unless you select dollar cost averaging from the fixed account. We reserve the right to require that you make the transfer request in writing. Unless otherwise required by state law, we may restrict transfers to the fixed account, if the fixed account value, excluding amounts in the loan reserve, following the transfer would exceed $250,000. We will make the transfer at the end of the valuation date on which we receive the written request. The maximum amount you may transfer is limited to the greater of:

         - 25% of the amount in the fixed account (currently we allow up to 50% of your value, but the 50% limit is not guaranteed); or

         - the amount you transferred from the fixed account in the immediately prior Policy year.

         Except when used to pay premiums, we may also defer payment of any amounts from the fixed account for no longer than six months after we receive such written notice.

CONVERSION RIGHTS

         If, within 24 months of your Policy date, you transfer all of your subaccount values to the fixed account, then we will not charge you a transfer fee, even if applicable. You must make your request in writing to our office.

DOLLAR COST AVERAGING

         Dollar cost averaging is an investment strategy designed to reduce the average purchase price per unit. The strategy spreads the allocation of your premium into the subaccounts over a period of time. This potentially allows you to reduce the risk of investing most of your premium into the subaccounts at a time when prices are high. The success of this strategy is not assured and depends on market trends. You should consider carefully your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high. We make no guarantee that dollar cost averaging will result in a profit or protect you against loss.

         Under dollar cost averaging, we automatically transfer a set dollar amount from the WRL Transamerica Money Market subaccount, the WRL AEGON Bond subaccount or the fixed account to a subaccount that you choose. We will make the transfers monthly as of the end of the valuation date after the first Monthiversary after the reallocation date. We will make the first transfer in the month after we receive your request at our office, provided that we receive the form by the 25th day of the month.

TO START DOLLAR COST AVERAGING:   -    you must submit a completed form to us at
                                       our office requesting dollar cost
                                       averaging;

                                  -    you must have at least $5,000 in each
                                       account from which we will make
                                       transfers;

                                  -    your total transfers each month under
                                       dollar cost averaging must be at least
                                       $100; and

                                  -    each month, you may not transfer more
                                       than one-tenth of the amount that was in your fixed account at the beginning of dollar cost averaging.

         You may request dollar cost averaging at any time. There is no charge for dollar cost averaging. However, each transfer under dollar cost averaging counts towards your 12 free transfers each year.

DOLLAR COST AVERAGING WILL        -    we receive your request to cancel your
TERMINATE IF:                          participation;

                                  -    the value in the accounts from which we
                                       make the transfers is depleted;

                                  -    you elect to participate in the asset
                                       rebalancing program; OR

                                  -    you elect to participate in any asset
                                       allocation services provided by a third
                                       party.

         We may modify, suspend, or discontinue dollar cost averaging at any time.

ASSET REBALANCING PROGRAM

         We also offer an asset rebalancing program under which you may transfer amounts periodically to maintain a particular percentage allocation among the subaccounts (except the AVIT subaccounts) you have selected. Cash value allocated to each subaccount will grow or decline in value at different rates. The asset rebalancing program automatically reallocates the cash value in the subaccounts at the end of each period to match your Policy's currently effective premium allocation schedule. Cash value in the fixed account and the dollar cost averaging program is not available for this program. This program does not guarantee gains. A subaccount may still have losses.

         You may elect asset rebalancing to occur on each quarterly, semi-annual or annual anniversary of the Policy date. Once we receive the asset rebalancing request form at our office, we will effect the initial rebalancing of cash value on the next such anniversary, in accordance with the Policy's current premium allocation schedule. You may modify your allocations quarterly. We will credit the amounts transferred at the unit value next determined on the dates the transfers are made. If a day on which rebalancing would ordinarily occur falls on a day on which the NYSE is closed, rebalancing will occur on the next day that the NYSE is open.

TO START ASSET REBALANCING:       -    you must submit a completed asset
                                       rebalancing request form to us at our
                                       office; and

                                  -    you must have a minimum cash value of
                                       $5,000 or make a $5,000 initial premium
                                       payment.

         There is no charge for the asset rebalancing program. However, each reallocation we make under the program counts towards your 12 free transfers each year.

ASSET REBALANCING WILL CEASE IF:  -    you elect to participate in the dollar
                                       cost averaging program;

                                  -    we receive your request to discontinue
                                       participation at our office;

                                  -    you make any transfer to or from any
                                       subaccount other than under a scheduled
                                       rebalancing; or

                                  -    you elect to participate in any asset
                                       allocation services provided by a third
                                       party.

         You may start and stop participation in the asset rebalancing program at any time; but we restrict your right to re-enter the program to once each Policy year. If you wish to resume the asset rebalancing program, you must complete a new request form. We may modify, suspend, or discontinue the asset rebalancing program at any time.

THIRD PARTY ASSET ALLOCATION SERVICES

         We may provide administrative or other support services to independent third parties you authorize to conduct transfers on your behalf, or who provide recommendations as to how your subaccount values should be allocated. This includes, but is not limited to, transferring subaccount values among subaccounts in accordance with various investment allocation strategies that these third parties employ. These independent third parties may or may not be appointed Western Reserve agents for the sale of Policies. Western Reserve does not engage any third parties to offer investment allocation services of any type, so that persons or firms offering such services do so independent from any agency relationship they may have with Western Reserve for the sale of Policies. Western Reserve therefore takes no responsibility for the investment allocations and transfers transacted on your behalf by such third parties or any investment allocation recommendations made by such parties. Western Reserve does not currently charge you any additional fees for providing these support services. Western Reserve reserves the right to discontinue providing administrative and support services to owners utilizing independent third parties who provide investment allocation and transfer recommendations.

POLICY VALUES

CASH VALUE

         - Varies from day to day, depending on the investment experience of the subaccounts you choose, the interest credited to the fixed account, the charges deducted and any other Policy transactions (such as additional premium payments, transfers, withdrawals and Policy loans).

         - Serves as the starting point for calculating values under a Policy.

         - Equals the sum of all values in each subaccount and the fixed account.

         -        Is determined on the Policy date and on each valuation date.

         - Has no guaranteed minimum amount and may be more or less than premiums paid.

         - Includes any amounts held in the fixed account to secure any outstanding Policy loan.

NET SURRENDER VALUE

         The net surrender value is the amount we pay when you surrender your Policy. We determine the net surrender value at the end of the valuation period when we receive your written surrender request at our office.

NET SURRENDER VALUE ON ANY        -    the cash value as of such date; MINUS
VALUATION DATE EQUALS:

                                  -    any surrender charge as of such date;
                                       MINUS

                                  -    any outstanding Policy loan amount; MINUS

                                  -    any accrued Policy loan interest.

SUBACCOUNT VALUE

         Each subaccount's value is the cash value in that subaccount. At the end of any valuation period, the subaccount's value is equal to the number of units that the Policy has in the subaccount, multiplied by the unit value of that subaccount.

THE NUMBER OF UNITS IN ANY        -    the initial units purchased at unit value
SUBACCOUNT ON ANY VALUATION            on the Policy date, or reallocation date,
DATE EQUALS:                           if different; PLUS

                                  -    units purchased with additional net
                                       premium(s); PLUS

                                  -    units purchased through transfers from
                                       another subaccount or the fixed account;
                                       MINUS

                                  -    units redeemed to pay for monthly
                                       deductions; MINUS

                                  -    units redeemed to pay for cash
                                       withdrawals; MINUS

                                  -    units redeemed as part of a transfer to
                                       another subaccount, the loan reserve
                                       account or the fixed account; MINUS

                                  -    units redeemed to pay for a decrease
                                       charge because of any specified amount
                                       decreases; MINUS

                                  -    units redeemed to pay cash withdrawal
                                       charges and transfer charges.

         Every time you allocate, transfer or withdraw money to or from a subaccount, we convert that dollar amount into units. We determine the number of units we credit to, or subtract from, your Policy by dividing the dollar amount of the allocation, transfer or cash withdrawal by the unit value for that subaccount next determined at the end of the valuation period on which the premium allocation, transfer request or cash withdrawal request is received at our office.

SUBACCOUNT UNIT VALUE

         The value (or price) of each subaccount unit will reflect the investment performance of the portfolio in which the subaccount invests. Unit values will vary among subaccounts. The unit value of each subaccount was originally established at $10 per unit. The unit value may increase or decrease from one valuation period to the next.

THE UNIT VALUE OF ANY             -    the total value of the portfolio shares
SUBACCOUNT AT THE END OF A             held in the subaccount, including the
VALUATION PERIOD IS                    value of any dividends or capital gains
CALCULATED AS:                         distribution declared and reinvested by
                                       the portfolio during the valuation
                                       period. This value is determined by
                                       multiplying the number of portfolio
                                       shares owned by the subaccount by the
                                       portfolio's net asset value per share
                                       determined at the end of the valuation
                                       period; MINUS

                                  - a charge equal to the daily net assets of the subaccount multiplied by the daily equivalent of the mortality and expense risk charge; MINUS

                                  -    the accrued amount of reserve for any
                                       taxes or other economic burden resulting from applying tax laws that we determine to be properly attributable to the subaccount; AND THE RESULT DIVIDED BY

                                  -    the number of outstanding units in the
                                       subaccount before the purchase or
                                       redemption of any units on that date.

         The portfolio in which any subaccount invests will determine its net asset value per share once daily, as of the close of the regular business session of the NYSE (usually 4:00 p.m. Eastern time) except on customary national holidays on which the NYSE is closed, which coincides with the end of each valuation period.

FIXED ACCOUNT VALUE

         On the Policy date, or the reallocation date, if different, the fixed account value is equal to the cash value allocated to the fixed account.

THE FIXED ACCOUNT VALUE AT        -    the sum of net premium(s) allocated to
THE END OF ANY VALUATION               the fixed account; PLUS
PERIOD IS EQUAL TO:
                                  -    any amounts transferred from a subaccount
                                       to the fixed account; PLUS

                                  -    total interest credited to the fixed
                                       account; MINUS

                                  -    amounts charged to pay for monthly
                                       deductions; MINUS

                                  - amounts withdrawn or surrendered from the fixed account to pay for cash withdrawals or transfer or decrease charges; MINUS

                                  -    amounts transferred from the fixed
                                       account to a subaccount.

DEATH BENEFIT

DEATH BENEFIT PROCEEDS

         As long as the Policy is in force, we will pay the death benefit proceeds on an individual Policy once we receive satisfactory proof of the insured's death. We may require return of the Policy. We will pay the death benefit proceeds to the primary beneficiary(ies), if living, or to a contingent beneficiary. If each beneficiary dies before the insured and there is no contingent beneficiary, we will pay the death benefit proceeds to the owner or the owner's estate. We will pay the death benefit proceeds in a lump sum or under a payment option.

DEATH BENEFIT PROCEEDS EQUAL:     -    the death benefit (described below);
                                       MINUS

                                  -    any monthly deductions due during the
                                       grace period (if applicable); MINUS

                                  -    any outstanding loan amount and accrued
                                       loan interest; PLUS

                                  -    any additional insurance in force
                                       provided by rider.

         We may further adjust the amount of the death benefit proceeds if we contest the Policy or if you misstate the insured's age or gender.

DEATH BENEFIT

         The Policy provides a death benefit. The death benefit is determined at the end of the valuation period in which the insured dies. You must select one of the three death benefit options we offer in your application. If you do not choose a death benefit option in your application, the Option A death benefit option will automatically be in effect. No matter which death benefit option you choose, we guarantee that, so long as the Policy does not lapse, the death benefit will never be less than the specified amount on the date of the insured's death.

         The Policy is intended to qualify under Internal Revenue Code Section 7702 as a life insurance policy for federal tax purposes. The death benefit is intended to qualify for the federal income tax exclusion. The provisions of the Policy and any attached endorsement or rider will be interpreted to ensure such qualification, regardless of any language to the contrary.

         To the extent the death benefit is increased to maintain qualification as a life insurance policy, we will make appropriate adjustments to any monthly deductions or supplemental benefits (retroactively and prospectively), that are consistent with such an increase. We may deduct retroactive adjustments from the cash value or from any death benefits payable. Prospective adjustments will be reflected in the monthly deduction.

         For purposes of qualifying the Policy as a life insurance policy, there are two tax "tests" available in Code Section 7702, the "guideline premium" test, or the "cash value accumulation" test. You must choose either the guideline premium test or the cash value accumulation test on your application. This choice may not be changed. If you do not choose one of these two tests on your application, the default test will be the guideline premium test. You should consult a tax advisor when choosing the tax test and in choosing a death benefit option.

UNDER THE GUIDELINE PREMIUM TEST

DEATH BENEFIT OPTION A            1.   the current specified amount; OR
EQUALS THE GREATEST OF:

                                  2.   a specified percentage called the
                                       "limitation percentage," as shown on your Policy's schedule page, MULTIPLIED BY the cash value on the primary insured's date of death; OR

                                  3.   the amount required for the Policy to
                                       qualify as a life insurance policy under
                                       Section 7702 of the Internal Revenue
                                       Code.

         Under Option A, your death benefit remains level unless the limitation percentage multiplied by the cash value is greater than the specified amount; then the death benefit will vary as the cash value varies.

         The limitation percentage is the minimum percentage of cash value we must pay as the death benefit under federal tax requirements. It is based on the attained age of the insured at the beginning of each Policy year. The following table indicates the limitation percentages for the guideline premium test for different ages:

ATTAINED AGE                              LIMITATION PERCENTAGE
40 and under                                      250%
  41 to 45                250% of cash value minus 7% for each age over age 40
  46 to 50                215% of cash value minus 6% for each age over age 45
  51 to 55                185% of cash value minus 7% for each age over age 50
  56 to 60                150% of cash value minus 4% for each age over age 55
  61 to 65                130% of cash value minus 2% for each age over age 60
  66 to 70                120% of cash value minus 1% for each age over age 65
  71 to 75                115% of cash value minus 2% for each age over age 70
  76 to 90                                        105%
  91 to 95                105% of cash value minus 1% for each age over age 90
  96 to 99                                        100%
  100 and older                                   101%

         If the federal tax code requires us to determine the death benefit by reference to these limitation percentages, the Policy is described as "in the corridor." An increase in the cash value will increase our risk, and we will increase the cost of insurance we deduct from the cash value.

         Option A Guideline Premium Test Illustration. Assume that the insured's attained age is under 40, there have been no withdrawals or decreases in specified amount, and that there are no outstanding loans. Under Option A, a Policy with a $100,000 specified amount will generally pay $100,000 in death benefits. However, because the death benefit must be equal to or be greater than 250% of cash value, any time the cash value of the Policy exceeds $40,000, the death benefit will exceed the $100,000 specified amount. Each additional dollar added to the cash value above $40,000 will increase the death benefit by $2.50.

         Similarly, so long as the cash value exceeds $40,000, each dollar taken out of the cash value will reduce the death benefit by $2.50. If at any time the cash value multiplied by the limitation percentage is less than the specified amount, the death benefit will equal the specified amount of the Policy.

UNDER THE CASH VALUE ACCUMULATION TEST

DEATH BENEFIT OPTION A            1.   the current specified amount; OR
EQUALS THE GREATEST OF:

                                  2.   a specified percentage called the
                                       "limitation percentage", as shown on your Policy's schedule page, MULTIPLIED BY the difference of the cash value on the date of the primary insured's death and any applicable net single premium for riders that are qualified additional benefits as shown on your Policy's schedule page; OR

                                  3.   the amount required for the Policy to
                                       qualify as a life insurance policy under
                                       Section 7702 of the Internal Revenue
                                       Code.

         Under Option A, your death benefit remains level unless the limitation percentage calculation above is greater than the specified amount; then the death benefit will vary as the cash value varies.

         The limitation percentage and the net single premium for riders under the cash value accumulation test are calculated as specified under Section 7702. They are based on the insured's gender, underwriting class, rate band, and attained age at the beginning of each Policy year.

         If the federal tax code requires us to determine the death benefit by reference to these limitation percentages and net single premiums, the Policy is described as "in the corridor." An increase in the cash value will increase our risk, and we will increase the cost of insurance we deduct from the cash value.

         Option A Cash Value Accumulation Test Illustration. Assume that a Policy has had no withdrawals or decreases in specified amount, and that there are no outstanding loans. Also assume that the Policy has a specified amount of $100,000, an Other Insured Rider with a face amount of $50,000 has been added to the Policy, the limitation percentage is 297%, and the net single premium for the rider is $14,850. Under Option A, a Policy with a $100,000 specified amount will generally pay $100,000 in death benefits. However, because the death benefit for the base Policy must be equal to or be greater than 297% of the difference of the cash value and the net single premium for riders, any time the cash value of the Policy exceeds $48,520, the death benefit of the base Policy will exceed the $100,000 specified amount. The figure of $48,520 is derived because 297% of ($48,520 - $14,850) equals $100,000. Each additional dollar added to the cash value above $48,520 will increase the death benefit of the base Policy by $2.97.

         Similarly, so long as the cash value exceeds $48,520, each dollar taken out of the cash value will reduce the death benefit of the base Policy by $2.97. If at any time the difference of the cash value and the net single premium for riders multiplied by the limitation percentage is less than the specified amount, the death benefit of the base Policy will equal the specified amount of the Policy.

UNDER THE GUIDELINE PREMIUM TEST

DEATH BENEFIT OPTION B            1.   the current specified amount; PLUS
EQUALS THE GREATEST OF:                the cash value on the insured's date of
                                       death; OR

                                  2.   the limitation percentage, as shown on
                                       your Policy's schedule page, MULTIPLIED
                                       BY the cash value on the primary
                                       insured's date of death; OR

                                  3.   the amount required for the Policy to
                                       qualify as a life insurance policy under
                                       Section 7702 of the Internal Revenue
                                       Code.

         Under Option B, the death benefit always varies as the cash value varies.

         Option B Guideline Premium Test Illustration. Assume that the insured's attained age is under 40 and that there are no outstanding loans. Under Option B, a Policy with a specified amount of $100,000 will generally pay a death benefit of $100,000 plus cash value. Thus, a Policy with a cash value of $10,000 will have a death benefit of $110,000 ($100,000 + $10,000). The death benefit, however, must be at least 250% of cash value. As a result, if the cash value of the Policy exceeds $66,667, the death benefit will be greater than the specified amount plus cash value. The figure of $66,667 is derived because 250% of $66,667 equals $100,000 + $66,667. Each additional dollar of cash value above $66,667 will increase the death benefit by $2.50.

         Similarly, any time cash value exceeds $66,667, each dollar taken out of cash value will reduce the death benefit by $2.50. If at any time, cash value multiplied by the limitation percentage is less than the specified amount plus the cash value, then the death benefit will be the specified amount plus the cash value of the Policy.

UNDER THE CASH VALUE ACCUMULATION TEST

DEATH BENEFIT OPTION B            1.   the current specified amount; PLUS
EQUALS THE GREATEST OF:                the cash value on the primary insured's
                                       date of death; OR

                                  2.   a specified percentage called the
                                       "limitation percentage", as shown on your Policy's schedule page, MULTIPLIED BY the difference of the cash value on the date of the primary insured's death and any applicable net single premium for riders that are qualified additional benefits as shown on your Policy's schedule page; OR

                                  3.   the amount required for the Policy to
                                       qualify as a life insurance policy under
                                       Section 7702 of the Internal Revenue
                                       Code.

         Under Option B, the death benefit always varies as the cash value varies.

         Option B Cash Value Accumulation Test Illustration. Assume that the insured's attained age is 40 and that there are no outstanding loans. Also assume that the Policy has a specified amount of $100,000, an Other Insured Rider with a face amount of $50,000 has been added to the Policy, the limitation percentage is 297%, and the net single premium for the rider is $14,850. Under Option B, a Policy with a specified amount of $100,000 will generally pay a death benefit of $100,000 plus cash value. Thus, a Policy with a cash value of $10,000 will have a death benefit of $110,000 ($100,000 + $10,000). The death benefit for the base Policy, however, must be at least 297% of the difference of the cash value and the net single premium for riders. As a result, if the cash value of the Policy exceeds $73,149, the death benefit for the base Policy will be greater than the specified amount plus cash value. The figure of $73,149 is derived because 297% of ($73,149 - $14,850) equals $100,000 + $73,149. Each additional dollar of cash value above $73,149 will increase the death benefit of the base Policy by $2.97.

         Similarly, any time cash value exceeds $73,149, each dollar taken out of cash value will reduce the death benefit of the base Policy by $2.97. If at any time, the difference of the cash value and the net single premium for riders multiplied by the limitation percentage is less than the specified amount plus the cash value, then the death benefit for the base Policy will be the specified amount plus the cash value of the Policy.

DEATH BENEFIT OPTION C            1.   death benefit Option A; OR
EQUALS THE GREATEST OF:

                                  2. the current specified amount, MULTIPLIED BY an age-based "factor" equal to the lesser of

                                            -    1.0 or

                                            -    0.04 TIMES (95 MINUS insured's
                                                 attained age at death) (the
                                                 "factor" will never be less
                                                 than zero); PLUS
                                       the cash value on the insured's date of
                                       death; OR

                                  3.   the amount required for the Policy to
                                       qualify as a life insurance policy under
                                       Section 7702 of the Internal Revenue
                                       Code.

         Under Option C, the death benefit varies with the cash value and the insured's attained age. Because the death benefit under Option C is at least as large as that under Option A, the Code Section 7702 life insurance qualification compliance test used in calculating the Option A death benefit will be taken into account in the Option C death benefit.

         Option C--Three Illustrations.

         1. Assume that the insured is under age 40 and that there are no outstanding loans. Under Option C, a Policy with a specified amount of $100,000 and with a cash value of $10,000 will have a death benefit of $110,000 ($100,000 x the minimum of (1.0 and (0.04 x (95-40))) + $10,000). Until the insured attains age 71, this benefit is the same as the Option B benefit.

         2. Assume that the insured is attained age 75 and that there are no outstanding loans. Under Option C, a Policy with a specified amount of $100,000 and with a cash value of $22,000 will have a death benefit of $102,000 ($100,000 x the minimum of (1.0 and (0.04 x (95-75))) + $22,000).

         3. Assume that the insured is attained age 75 and that there are no outstanding loans. Under Option C, a Policy with a specified amount of $100,000 and with a cash value of $9,000 will have a death benefit equal to the specified amount of $100,000, since the calculation of $100,000 times the minimum of (1.0 and (0.04 x (95-75))) plus $9,000 is less than the specified amount.

DEATH BENEFIT AFTER AGE 100

         If the Policy is still in force on the Policy anniversary on or following the insured's 100th birthday, the Policy will continue and the death benefit payable will continue to be calculated in accordance with the death benefit option and the life insurance compliance test then in effect.

EFFECT OF CASH WITHDRAWALS ON THE DEATH BENEFIT

         If you choose Option A, or if you choose Option C and the insured's attained age is 71 or greater, a cash withdrawal will reduce the specified amount by an amount equal to the amount of the cash withdrawal. We will not impose a decrease charge when the specified amount is decreased as a result of taking a cash withdrawal. Regardless of the death benefit option you choose, a cash withdrawal will reduce the death benefit by at least the amount of the withdrawal.

EFFECT OF INFLATION FIGHTER RIDER ON THE DEATH BENEFIT

         If you choose Option A you may add the Inflation Fighter Rider. Your Policy's specified amount will automatically increase each year on the Policy anniversary until the 20th Policy anniversary. If you change from Option A to either Option B or Option C, the Inflation Fighter Rider will terminate and future scheduled increases in specified amount will automatically cease.

CHOOSING DEATH BENEFIT OPTIONS

         You must choose one death benefit option on your application. This is an important decision. The death benefit option you choose will have an impact on the dollar value of the death benefit, on your cash value, and on the amount of cost of insurance charges you pay. If you do not select a death benefit option on your application, Option A will become the death benefit option for your Policy, by default.

         You may find Option A more suitable for you if your goal is to increase your cash value through positive investment experience. You may find Option B more suitable if your goal is to increase your total death benefit. You may find Option C more suitable if your goal is to increase your total death benefit before you reach attained age 70, and to increase your cash value through positive investment experience thereafter.

CHANGING THE DEATH BENEFIT OPTION

         After the third Policy year, you may change your death benefit option once each Policy year if you have not increased or decreased the specified amount that year. We will notify you of the new specified amount.

         -        You must send your written request to our office.

         - The effective date of the change will be the Monthiversary on or following the date when we receive your request for a change.

         - You may not make a change that would decrease the specified amount below the minimum specified amount shown on your Policy schedule page.

         - You may not change the death benefit option after the insured attains age 95.

         - There may be adverse federal tax consequences. You should consult a tax advisor before changing your Policy's death benefit option.

INCREASING/DECREASING THE SPECIFIED AMOUNT

         You may increase the specified amount once each Policy year if you have not changed the death benefit option that year. After the Policy has been in force for three years, you may decrease the specified amount once each Policy year if you have not changed the death benefit option that year. An increase or decrease in the specified amount will affect your cost of insurance charge, per unit charge, your guideline premium, your minimum monthly guarantee premium, and your ability to maintain the no lapse period guarantee, and may have adverse federal tax consequences.

         In addition, an increase or decrease in specified amount may move the Policy into a different specified amount band, so that your overall cost of insurance rate and per unit charge will change. An increase in specified amount will be treated as an additional layer of coverage with its own cost of insurance rates, per unit charge, surrender charges and surrender charge period. If you increase your specified amount, you will receive notification of your new minimum monthly guarantee premium and surrender charge schedule. This also applies to increases generated by the Inflation Fighter Rider.

         You should consult a tax advisor before increasing or decreasing your Policy's specified amount.

CONDITIONS FOR AND IMPACT         -    you must send your written request to our
OF DECREASING THE SPECIFIED            office;
AMOUNT:
                                  -    only allowed after the third Policy year;

                                  -    you may not change your death benefit
                                       option or increase your specified amount in the same Policy year that you decrease your specified amount;

                                  -    you may not decrease your specified
                                       amount lower than the minimum specified
                                       amount under band 1 shown on your Policy schedule page;

                                  -    you may not decrease your specified
                                       amount if it would disqualify your Policy as life insurance under the Internal Revenue Code;

                                  -    until the later of the end of the
                                       surrender charge period or the Policy
                                       anniversary on or following the insured's
                                       65th birthday, we may limit the amount of decrease to no more than 20% of the then current specified amount;

                                  - a decrease in specified amount will take effect on the Monthiversary on or after we receive your written request;

                                  - we will assess a decrease charge against the cash value if you request a decrease in your specified amount within the first 8 Policy years (or during the 8-year period subsequent to an increase in specified amount);

                                  - if a decrease to your Policy's specified amount causes your specified amount band to change, then we will apply the cost of insurance rates and per unit charge to the amounts in the new band as of the effective date of the decrease in specified amount; and

                                  - a decrease in specified amount will cause a new minimum monthly guarantee premium to be calculated. The new minimum monthly guarantee premium is effective on the date of decrease.

CONDITIONS FOR AND IMPACT         -    we will accept requests for increases in
OF SPECIFIED AMOUNT:                   specified INCREASING THE amount on any
                                       Monthiversary before the insured's 86th
                                       birthday;

                                  -    your request must be applied for on a
                                       supplemental application and must include evidence of insurability satisfactory to us;

                                  - a requested increase in specified amount requires our approval and will take effect on the Monthiversary on or after we approve your request;

                                  - we may require your requested increase in specified amount to be at least $10,000;

                                  -    you may not change your death benefit
                                       option or decrease your specified amount in the same Policy year that you request an increase in your specified amount;

                                  -    if an increase (including specified
                                       amount increases generated by the
                                       Inflation Fighter Rider) to your Policy's specified amount causes your specified amount band to change, then we will apply the cost of insurance rates and per unit charge to the amounts in the new band as of the effective date of the increase in specified amount;

                                  -    an increase in specified amount
                                       (including specified amount increases
                                       generated by the Inflation Fighter Rider) will cause a new minimum monthly guarantee premium to be calculated. The new minimum monthly guarantee premium is effective on the date of increase;

                                  -    each increase in specified amount
                                       (including specified amount increases
                                       generated by the Inflation Fighter Rider) will have its own surrender charge that applies for 8 years after the date of each increase. This charge may significantly reduce your net surrender value; and

                                  - increases in specified amount will not be subject to future automatic increases under the Inflation Fighter Rider.

PAYMENT OPTIONS

         There are several ways of receiving proceeds under the death benefit and surrender provisions of the Policy, other than in a lump sum.

SURRENDERS AND CASH WITHDRAWALS

SURRENDERS

         You must make a written request containing an original signature to surrender your Policy for its net surrender value as calculated at the end of the valuation date on which we receive your request at our office. Written requests to surrender a Policy that are received before the NYSE closes are priced using the subaccount unit value determined at the close of that regular business session of the NYSE (usually 4.00 p.m. Easter time). If we receive the written request after the NYSE closes, we will process the surrender request using the subaccount unit value determined at the close of the next regular business session of the NYSE. The insured must be alive, and the Policy must be in force when you make your written request. A surrender is effective as of the date when we receive your written request. You will incur a surrender charge if you surrender the Policy during the first 8 Policy years (or during the 8-year period subsequent to an increase in specified amount, including specified amount increases generated by the Inflation Fighter Rider). Once you surrender your Policy, all coverage and other benefits under it cease and cannot be reinstated. We will normally pay you the net surrender value in a lump sum within seven days or under a settlement option. A surrender may have tax consequences. See Federal Income Tax Considerations.

CASH WITHDRAWALS

         After the first Policy year, you may request a cash withdrawal of a portion of your cash value subject to certain conditions.

CASH WITHDRAWAL CONDITIONS:             -    You must send your written cash
                                             withdrawal request with an original
                                             signature to our office.

                                        -    We allow one cash withdrawal per
                                             Policy year.

                                        -    We may limit the amount you can
                                             withdraw to at least $500 and the
                                             remaining net surrender value
                                             following a withdrawal may not be
                                             less than $500. During the first 5
                                             Policy years, the amount of the
                                             withdrawal may be limited to no
                                             less than $500 and to no more than
                                             10% of the net surrender value.
                                             After the 5th Policy year, the
                                             amount of a withdrawal may be
                                             limited to no less than $500 and to
                                             no more than the net surrender
                                             value, less $500.

                                        -    You may not take a cash withdrawal
                                             if it will reduce the specified
                                             amount below the minimum specified
                                             amount set forth in the Policy.

                                        -    You may specify the subaccount(s)
                                             and the fixed account from which to
                                             make the withdrawal. If you do not
                                             specify an account, we will take
                                             the withdrawal from each account in
                                             accordance with your current
                                             premium allocation instructions.

                                        -    We generally will pay a cash
                                             withdrawal request within seven
                                             days following the valuation date
                                             we receive the request at our
                                             office.

                                        -    We will deduct a processing fee
                                             equal to $25 or 2% of the amount
                                             you withdraw, whichever is less. We
                                             deduct this amount from the
                                             withdrawal, and we pay you the
                                             balance.

                                        -    You may not take a cash withdrawal
                                             that would disqualify your Policy
                                             as life insurance under the
                                             Internal Revenue Code.

                                        -    You will forfeit any future
                                             increases in specified amount
                                             generated by the Inflation Fighter
                                             Rider if you make a cash
                                             withdrawal.

                                        -    A cash withdrawal may have tax
                                             consequences.

         A cash withdrawal will reduce the cash value by the amount of the cash withdrawal, and will reduce the death benefit by at least the amount of the cash withdrawal. When death benefit Option A is in effect or when death benefit Option C is in effect and the insured's attained age is 71 or greater, a cash withdrawal will reduce the specified amount by an amount equal to the amount of the cash withdrawal. This decrease in specified amount may cause your Policy to be in a lower specified amount band, so that your cost of insurance rates and per unit charges would be higher. You also may have to pay higher minimum monthly guarantee premiums. We will not impose a decrease charge when the specified amount is decreased as a result of taking a cash withdrawal.

         When we incur extraordinary expenses, such as overnight mail expenses or wire service fees, for expediting delivery of your partial withdrawal or complete surrender payment, we will deduct that charge from the payment. We charge $20 for an overnight delivery ($30 for Saturday delivery) and $25 for wire service.

CANCELING A POLICY

         You may cancel a Policy for a refund during the "free-look period" by returning it to our office, to one of our branch offices or to the agent who sold you the Policy. The free-look period expires 10 days after you receive the Policy. In some states you may have more than 10 days. If you decide to cancel the Policy during the free-look period, we will treat the Policy as if it had never been issued. We will pay the refund within seven days after we receive the returned Policy at our office. The amount of the refund will be:

         -        any charges and taxes we deduct from your premiums; PLUS

         - any monthly deductions or other charges we deducted from amounts you allocated to the subaccounts and the fixed account; PLUS

         - your cash value in the subaccounts and the fixed account on the date we (or our agent) receive the returned Policy at our office.

         Some states may require us to refund all of the premiums you paid for the Policy.

LOANS

GENERAL

         After the first Policy year (as long as the Policy is in force) you may borrow money from us using the Policy as the only security for the loan. We may permit a loan prior to the first anniversary for Policies issued pursuant to 1035 Exchanges. A loan that is taken from, or secured by, a Policy may have tax consequences. See Federal Income Tax Considerations.

POLICY LOANS ARE SUBJECT TO             -    we may require you to borrow at
CERTAIN CONDITIONS:                          least $500; and

                                        -    the maximum amount you may borrow
                                             is 90% of the net surrender value.

         When you take a loan, we will withdraw an amount equal to the requested loan from each of the subaccounts and the fixed account based on your current premium allocation instructions (unless you specify otherwise). We will transfer that amount to the loan reserve. The loan reserve is the portion of the fixed account used as collateral for a Policy loan.

         We normally pay the amount of the loan within seven days after we receive a proper loan request at our office. We may postpone payment of loans under certain conditions.

         You may request a loan by telephone by calling us at 1-800-851-9777 Monday - Friday 8:30 a.m. - 7:00 p.m. Eastern time. If the loan amount you request exceeds $50,000 or if the address of record has been changed within the past 10 days, we may reject your request. If you do not want the ability to request a loan by telephone, you should notify us in writing at our office. You will be required to provide certain information for identification purposes when you request a loan by telephone. We may ask you to provide us with written confirmation of your request. We will not be liable for processing a loan request if we believe the request is genuine.

         You may also fax your loan request to us at 727-299-1667. We will not be responsible for any transmittal problems when you fax your request unless you report it to us within five business days and send us proof of your fax transmittal.

         You can repay a loan at any time while the Policy is in force. Loan repayments must be sent to our office and will be credited as of the date received. WE WILL CONSIDER ANY PAYMENTS YOU MAKE ON THE POLICY TO BE PREMIUM PAYMENTS UNLESS THE PAYMENTS ARE CLEARLY SPECIFIED AS LOAN REPAYMENTS. BECAUSE WE DO NOT APPLY THE PREMIUM EXPENSE CHARGE TO LOAN REPAYMENTS, IT IS VERY IMPORTANT THAT YOU INDICATE CLEARLY IF YOUR PAYMENT IS INTENDED TO REPAY ALL OR PART OF A LOAN.

         At each Policy anniversary, we will compare the outstanding loan amount, including accrued loan interest, to the amount in the loan reserve. We will also make this comparison any time you repay all or part of the loan, or make a request to borrow an additional amount. At each such time, if the outstanding loan amount, including accrued loan interest, exceeds the amount in the loan reserve, we will withdraw the difference from the subaccounts and the fixed account and transfer it to the loan reserve, in the same manner as when a loan is made. If the amount in the loan reserve exceeds the amount of the outstanding loan, including accrued loan interest, we will withdraw the difference from the loan reserve and transfer it to the subaccounts and the fixed account in the same manner as current premiums are allocated. No charge will be imposed for these transfers, and these transfers are not treated as transfers in calculating the transfer charge. WE RESERVE THE RIGHT TO REQUIRE A TRANSFER TO THE FIXED ACCOUNT IF THE LOANS WERE ORIGINALLY TRANSFERRED FROM THE FIXED ACCOUNT.

INTEREST RATE CHARGED

         We currently charge you an effective annual interest rate on a Policy loan of 2.75% (3.0% maximum guaranteed) on each Policy anniversary. We will also credit the amount in the loan reserve with an effective annual interest rate of 2.0%. After offsetting the 2.0% interest we credit, the net cost of loans currently is 0.75% annually (1.0% maximum guaranteed). After the 10th Policy year, we will apply preferred loan charged rates on an amount equal to the cash value MINUS total premiums paid (less any cash withdrawals) and MINUS any outstanding loan amount including accrued loan interest. The current preferred loan interest rate charged is 2.00% effective annually and is guaranteed not to exceed 2.25%. After the insured's attained age 100, all loans, new and existing, are considered preferred loans.

LOAN RESERVE INTEREST RATE CREDITED

         We will credit the amount in the loan reserve with interest at an effective annual rate of 2.0%.

EFFECT OF POLICY LOANS

         A Policy loan reduces the death benefit proceeds and net surrender value by the amount of any outstanding loan amount, including accrued loan interest. Repaying the loan causes the death benefit proceeds and net surrender value to increase by the amount of the repayment. As long as a loan is outstanding, we hold a loan reserve equal to the loan as of the last Policy anniversary plus any accrued interest net of any loan payments. This amount is not affected by the separate account's investment performance and may not be credited with the interest rates accruing on the unloaned portion of the fixed account. Amounts transferred from the separate account to the loan reserve will affect the value in the separate account because we credit such amounts with an interest rate of 2.0% rather than a rate of return reflecting the investment results of the separate account.

         We also charge interest on Policy loans at an effective annual rate of 2.75%. Because interest is added to the amount of the Policy loan to be repaid, the size of the loan will constantly increase unless the Policy loan is repaid.

         There are risks involved in taking a Policy loan, including the potential for a Policy to lapse if projected earnings, taking into account outstanding loans, are not achieved. A Policy loan may also have possible adverse tax consequences. You should consult a tax advisor before taking out a Policy loan.

         We will notify you (and any assignee of record) if a loan causes your net surrender value to reach zero. If you do not submit a sufficient payment within 61 days from the date of the notice, your Policy may lapse.

POLICY LAPSE AND REINSTATEMENT

LAPSE

         Your Policy may not necessarily lapse (terminate without value) if you fail to make a planned periodic payment. However, even if you make all your planned periodic payments, there is no guarantee that your Policy will not lapse. This Policy provides a no lapse period guarantee. See below. Once your no lapse period ends, your Policy may lapse (terminate without value) if the net surrender value on any Monthiversary is less than the monthly deductions due on that day. Such lapse might occur if unfavorable investment experience, loans, accrued loan interest, and cash withdrawals cause a decrease in the net surrender value, or you have not paid sufficient premiums as discussed below to offset the monthly deductions.

         If the net surrender value is not enough to pay the monthly deductions, we will mail a notice to your last known address and any assignee of record. The notice will specify the minimum payment you must pay and the final date by which we must receive the payment to prevent a lapse. We generally require that you make the payment within 61 days after the date of the notice. This 61-day period is called the GRACE PERIOD. If we do not receive the specified minimum payment by the end of the grace period, all coverage under the Policy will terminate without value.

NO LAPSE PERIOD GUARANTEE

         This Policy provides a no lapse period. As long as you keep the no lapse period guarantee in effect, your Policy will not lapse and no grace period will begin. Even if your net surrender value is not enough to pay your monthly deduction, the Policy will not lapse so long as the no lapse period guarantee is in effect. The no lapse period guarantee will not extend beyond the no lapse date stated in your Policy. Each month we determine whether the no lapse period guarantee is still in effect. If the no lapse period guarantee is not in effect and the Policy is still in force, it can be restored by paying sufficient minimum monthly guarantee premiums at any time prior to the no lapse date.

NO LAPSE DATE                           -    For a Policy issued to any insured
                                             ages 0-59, the no lapse date is
                                             determined by either the number of
                                             years to attained age 65 or the
                                             10th Policy anniversary, whichever
                                             is earlier.

                                        -    For a Policy issued to an insured
                                             ages 60-85, the no lapse date is
                                             the fifth Policy anniversary.

                                        -    The no lapse date is specified in
                                             your Policy.

EARLY TERMINATION OF THE NO             -    The no lapse period guarantee will
LAPSE PERIOD GUARANTEE:                      not be effective if you do not pay
                                             sufficient minimum monthly
                                             guarantee premiums.

                                        -    You must pay total premiums (minus
                                             withdrawals, outstanding loan
                                             amounts, and any decrease charge)
                                             that equal at least:

                                             -    the sum of the minimum monthly
                                                  guarantee premiums in effect
                                                  for each month from the Policy
                                                  date up to and including the
                                                  current month.

EFFECT OF CHANGES ON MINIMUM MONTHLY    -    If you change death benefit
GUARANTEE PREMIUM:                           options, increase or decrease the
                                             specified amount, or if
                                             supplemental benefits (riders) are
                                             added, reduced or increased during
                                             the no lapse period, we will
                                             recalculate the
                                             amount of the minimum monthly
                                             guarantee premium. Depending upon
                                             the change made to the Policy or
                                             rider and the resulting impact on
                                             the level of the minimum monthly
                                             guaranteed premium, you may need to
                                             pay additional premiums to keep the
                                             Policy in force. We will not extend
                                             the length of the no lapse period.

         You will lessen the risk of Policy lapse if you keep the no lapse period guarantee in effect. Before you take a cash withdrawal or a loan or decrease the specified amount or add, increase or decrease a rider you should consider carefully the effect it will have on the no lapse period guarantee.

         See Minimum Monthly Guarantee Premium for a discussion of how the minimum monthly guarantee premium is calculated and can change.

REINSTATEMENT

         We may reinstate a lapsed Policy within five years after the lapse. To reinstate the Policy you must:

         -        submit a written application for reinstatement to our office;

         -        provide evidence of insurability satisfactory to us;

         - if the no lapse period has expired, pay an amount sufficient to provide a net premium equal to any uncollected monthly deductions due up to the time of termination, plus two monthly deductions due in advance at the time of reinstatement, plus an amount sufficient to increase the cash value above the surrender charges in effect at the time of reinstatement;

         - if the no lapse period has not expired, the required premium will be the lesser of the premium described directly above, or the total minimum monthly guarantee premium from Policy issue through the month of lapse, plus two months of minimum monthly guarantee premiums, minus premiums previously paid net of any withdrawals, outstanding loans, accrued loan interest and surrender charge assessed upon a decrease in specified amount that has been deducted from the cash value.

         The cash value of the loan reserve on the reinstatement date will be zero. Your net surrender value on the reinstatement date will equal the cash value at the time your Policy lapsed, PLUS any net premiums you pay at reinstatement, MINUS one monthly deduction and any surrender charge. The reinstatement date for your Policy will be the Monthiversary on or following the day we approve your application for reinstatement. We may decline a request for reinstatement. We will not reinstate indebtedness.

FEDERAL INCOME TAX CONSIDERATIONS

         The following summarizes some of the basic federal income tax considerations associated with a Policy and does not purport to be complete or to cover all situations. THIS DISCUSSION IS NOT INTENDED AS TAX ADVICE. Please consult counsel or other qualified tax advisors for more complete information. We base this discussion on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (the "IRS"). Federal income tax laws and the current interpretations by the IRS may change.

TAX STATUS OF THE POLICY

         A Policy must satisfy certain requirements set forth in the Internal Revenue Code (the "Code") in order to qualify as a life insurance policy for federal income tax purposes and to receive the tax treatment normally accorded life insurance policies under federal tax law. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that this Policy should generally satisfy the applicable Code requirements.

         In certain circumstances, owners of variable life insurance policies have been considered for federal income tax purposes to be the owners of the assets of the separate account supporting their policies due to their ability to exercise investment control over those assets. Where this is the case, the policyowners have been currently taxed on income and gains attributable to the separate account assets. There is little guidance in this area, and some features of the Policies, such as your flexibility to allocate premiums and cash values, have not been explicitly addressed in published rulings. We believe that the Policy does not give you investment control over separate account assets.

         In addition, the Code requires that the investments of the separate account be "adequately diversified" in order to treat the Policy as a life insurance policy for federal income tax purposes. We intend that the separate account, through the portfolios, will satisfy these diversification requirements.

         The following discussion assumes that the Policy will qualify as a life insurance policy for federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

         In General. We believe that the Policy described in this prospectus is a life insurance policy under Code Section 7702. Section 7702 affects the taxation of life insurance policies and places limits on the relationship of the accumulation value to the death benefit. As life insurance policies, the death benefits of the policies are generally excludable from the gross income of the beneficiaries. In the absence of any guidance from the IRS on the issue, we believe that providing an amount at risk after age 99 in the manner provided should be sufficient to maintain the excludability of the death benefit after age 99. However, lack of specific IRS guidance makes the tax treatment of the death benefit after age 99 uncertain. Also, any increase in accumulation value should generally not be taxable until received by you or your designee. However, if your Policy is a modified endowment contract you may be taxed when you take a Policy loan, pledge or assign the Policy. Federal, state and local transfer, estate and other tax consequences of ownership or receipt of Policy proceeds depend on your circumstances and the beneficiary's circumstances. A tax advisor should be consulted on these consequences.

         Generally, you will not be deemed to be in constructive receipt of the cash value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy (e.g., by assignment), the tax consequences depend on whether the Policy is classified as a "Modified Endowment Contract" ("MEC"). Moreover, if a loan from a Policy that is not a MEC is outstanding when the Policy is surrendered or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly.

         Modified Endowment Contracts. Under the Code, certain life insurance policies are classified as MECs and receive less favorable tax treatment than other life insurance policies. The rules are too complex to summarize here, but generally depend on the amount of premiums paid during the first seven Policy years or in the seven Policy years following certain changes in the Policy. Certain changes in the Policy after it is issued could also cause the Policy to be classified as a MEC. Due to the Policy's flexibility, each Policy's circumstances will determine whether the Policy is classified as a MEC. Among other things, a reduction in benefits could cause a Policy to become a MEC. If you do not want your Policy to be classified as a MEC, you should consult a tax advisor to determine the circumstances, if any, under which your Policy would or would not be classified as a MEC.

         Upon issue of your Policy, we will notify you as to whether or not your Policy is classified as a MEC based on the initial premium we receive. If your Policy is not a MEC at issue, then you will also be notified of the maximum amount of additional premiums you can pay without causing your Policy to be classified as a MEC. If a payment would cause your Policy to become a MEC, you and your agent will be notified immediately. At that time, you will need to notify us if you want to continue your Policy as a MEC. Unless you notify us that you do want to continue your Policy as a MEC, we will refund the dollar amount of the excess premium that would cause the Policy to become a MEC.

         Multiple Policies. All MECs that we issue (or that our affiliates issue) to the same owner during any calendar year are treated as one MEC for purposes of determining the amount includible in the owner's income when a taxable distribution occurs.

         Distributions (other than Death Benefits) from MECs. Policies classified as MECs are subject to the following tax rules:

                  - All distributions other than death benefits from a MEC, including distributions upon surrender and cash withdrawals, will be treated first as distributions of gain taxable as ordinary income. They will be treated as tax-free recovery of the owner's investment in the Policy only after all gain has been distributed. Your investment in the Policy is generally your total premium payments. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

                  - Loans taken from or secured by (e.g., by assignment) such a Policy are treated as distributions and taxed accordingly. If the Policy is part of a collateral assignment split dollar arrangement, the initial assignment as well as increases in cash value during the assignment may be distributions and taxable.

                  - A 10% additional federal income tax is imposed on the amount included in income except where the distribution or loan is made when you have attained age 59 -1/2 or are disabled, or where the distribution is part of a series of substantially equal periodic payments for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and the beneficiary.

                  - If a Policy becomes a MEC, distributions that occur during the Policy year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution from a Policy that is not a MEC at the time when the distribution is made could later become taxable as a distribution from a MEC.

         Distributions (other than Death Benefits) from Policies that are not MECs. Distributions from a Policy that is not a MEC are generally treated first as a recovery of your investment in the Policy, and as taxable income after the recovery of all investment in the Policy. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance policy for federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax. Distributions from or loans from or secured by a Policy that is not a MEC are not subject to the 10% additional tax.

         Policy Loans. Loans from or secured by a Policy that is not a MEC are generally not treated as distributions. Instead, such loans are treated as indebtedness. If a loan from a Policy that is not a MEC is outstanding when the Policy is surrendered or lapses, the amount of the outstanding indebtedness will be taxed as if it were a distribution at that time. The tax consequences associated with Policy loans outstanding after the first 10 Policy years with preferred loan rates are less clear and a tax advisor should be consulted about such loans.

         Deductibility of Policy Loan Interest. In general, interest you pay on a loan from a Policy will not be deductible. Before taking out a Policy loan, you should consult a tax advisor as to the tax consequences.

         Investment in the Policy. Your investment in the Policy is generally the sum of the premium payments you made. When a distribution from the Policy occurs, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

         Withholding. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. The federal income tax withholding rate is generally 10% of the taxable amount of the distribution. Withholding applies only if the taxable amount of all distributions are at least $200 during a taxable year. Some states also require withholding for state income taxes. With the exception of amounts that represent eligible rollover distributions from 403(b) arrangements, which are subject to mandatory withholding of 20% for federal tax, recipients can generally elect, however, not to have tax withheld from distributions. If the taxable distributions are delivered to foreign countries, withholding will apply unless you certify to us that you are not a U.S. person residing abroad. Taxable distributions to non-resident aliens are generally subject to withholding at a 30% rate unless withholding is eliminated under an international treaty with the United States. The payment of death benefits is generally not subject to withholding.

         Business Uses of the Policy. The Policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans and business uses of the Policy may vary depending on the particular facts and circumstances of each individual arrangement and business uses of the Policy. Therefore, if you are contemplating using the Policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a tax advisor as to tax attributes of the arrangement. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses and the IRS has recently issued new guidelines on split-dollar arrangements. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax advisor.

         Alternative Minimum Tax. There also may be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the policyowner is subject to that tax.

         Living Benefit Rider (an Accelerated Death Benefit). We believe that the single-sum payment we make under this rider should be fully excludible from the gross income of the beneficiary, except in certain business contexts. You should consult a tax advisor about the consequences of adding this rider to your Policy, or requesting a single-sum payment.

         Continuation of Policy Beyond Age 100. The tax consequences of continuing the Policy beyond the insured's attained age 100 are unclear and may include taxation of the gain in the Policy or the taxation of the death benefit in whole or in part. You should consult a tax advisor if you intend to keep the Policy in force beyond the insured's attained age 100.

         Other Tax Considerations. The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.

         Special Rules for Pension Plans and Section 403(b) Arrangements. If the Policy is purchased in connection with a section 401(a) qualified pension or profit sharing plan, including a section 401(k) plan, or in connection with a section 403(b) plan or program, federal and state income and estate tax consequences could differ from those stated in this prospectus. The purchase may also affect the qualified status of the plan. You should consult a qualified tax advisor in connection with such purchase.

         Policies owned under these types of plans may be subject to the Employee Retirement Income Security Act of 1974, or ERISA, which may impose additional requirements on the purchase of policies by such plans. You should consult a qualified advisor regarding ERISA.

OTHER POLICY INFORMATION

PAYMENTS WE MAKE

         We usually pay the amounts of any surrender, cash withdrawal, death benefit proceeds, or settlement options within seven calendar days after we receive all applicable written notices and/or due proofs of death at our office. However, we can postpone such payments if:

                  - the NYSE is closed, other than customary weekend and holiday closing, or trading on the NYSE is restricted as determined by the SEC; OR

                  - the SEC permits, by an order, the postponement for the protection of policyowners; OR

                  - the SEC determines that an emergency exists that would make the disposal of securities held in the separate account or the determination of their value not reasonably practicable.

         If you have submitted a recent check or draft, we have the right to defer payment of surrenders, cash withdrawals, death benefit proceeds, or payments under a settlement option until such check or draft has been honored. We also reserve the right to defer payment of transfers, cash withdrawals, death benefit proceeds, or surrenders from the fixed account for up to six months.

         If mandated under applicable law, we may be required to reject a premium payment and/or block a policyowner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or death benefits until instructions are received from the appropriate regulators. We may also be required to provide additional information about you or your account to governmental regulators.

SPLIT DOLLAR ARRANGEMENTS

         You may enter into a split dollar arrangement with another owner or another person(s) whereby the payment of premiums and the right to receive the benefits under the Policy (i.e., cash surrender value of insurance proceeds) are split between the parties. There are different ways of allocating these rights.

         For example, an employer and employee might agree that under a Policy on the life of the employee, the employer will pay the premiums and will have the right to receive the cash surrender value. The employee may designate the beneficiary to receive any insurance proceeds in excess of the cash surrender value. If the employee dies while such an arrangement is in effect, the employer would receive from the insurance proceeds the amount that he would have been entitled to receive upon surrender of the Policy and the employee's beneficiary would receive the balance of the proceeds.

         No transfer of Policy rights pursuant to a split dollar arrangement will be binding on us unless in writing and received by us at our office. Split dollar arrangements may have tax consequences. You should consult a tax advisor before entering into a split dollar arrangement.

         On July 30, 2002, President Bush signed into law significant accounting and corporate governance reform legislation, known as the Sarbanes-Oxley Act of 2002 (the "Act"). The Act prohibits, with limited exceptions, PUBLICLY-TRADED companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans of publicly-traded companies is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new Policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

         In addition, the IRS recently issued guidance that affects the tax treatment of split-dollar arrangements and the Treasury Department recently issued proposed regulations that, if finalized, would significantly affect the tax treatment of such arrangements. The IRS guidance and the proposed regulations affect all split dollar arrangements, not just those involving publicly-traded companies. Consult your qualified tax advisor with respect to the effect of this current and proposed guidance on your split dollar policy.

POLICY TERMINATION

         Your Policy will terminate on the earliest of:

-        the date the insured dies; or

-        the end of the grace period; or

-        the date the Policy is surrendered.

SUPPLEMENTAL BENEFITS (RIDERS)

         The following supplemental benefits (riders) are available and may be added to a Policy. Monthly charges for these riders are deducted from cash value as part of the monthly deduction. The riders available with the Policies do not build cash value and provide benefits that do not vary with the investment experience of the separate account. For purposes of the riders, the primary insured is the person insured under the Policy. These riders may not be available in all states and certain benefits and features may vary by state. Adding these supplemental benefits to an existing Policy or canceling them may have tax consequences and you should consult a tax advisor before doing so.

CHILDREN'S INSURANCE RIDER

         This rider provides a face amount on the primary insured's children. Our current minimum face amount for this rider for issue ages 15 days - 18 years of age is $5,000. The maximum face amount is $20,000. At the age of 25 or upon the death of the primary insured, whichever happens first, this rider may be converted to a new policy with a maximum face amount of up to five times the face amount of the rider. We will pay a death benefit once we receive proof that the insured child died while both the rider and coverage were in force for that child. If the primary insured dies while the rider is in force, we will terminate the rider 31 days after the death, and we will offer a separate life insurance policy to each insured child.

ACCIDENTAL DEATH BENEFIT RIDER

         Our current minimum face amount for this rider for issue ages 15-59 is $10,000. The maximum face amount available for this rider is $150,000 (to a maximum of 150% of the Policy's specified amount).

         Subject to certain limitations, we will pay a face amount if the death of the primary insured results solely from accidental bodily injury where:

         - the death is caused by external, violent, and accidental means;

         -        the death occurs within 90 days of the accident; and

         -        the death occurs while the rider is in force.

         The rider will terminate on the earliest of:

         - the Policy anniversary on or following the primary insured's 70th birthday; or

         -        the date the Policy terminates; or

         - the Monthiversary when the rider terminates at the owner's request.

OTHER INSURED RIDER

         This rider insures the spouse or life partner and/or dependent children of the primary insured. Subject to the terms of the rider, we will pay the face amount of the rider to the primary insured. Our current minimum face amount for this rider for issue ages 0-85 is $10,000. The maximum face amount is the lesser of $1,000,000 or the amount of coverage on the primary insured. The maximum number of Other Insured Riders that is allowed on any one Policy is five (5). We will pay the rider's face amount when we receive proof at our office of the other insured's death. Subject to the following conditions, on any Monthiversary while the rider is in force, you may convert it to a new policy on the other insured's life (without evidence of insurability).

CONDITIONS TO CONVERT THE RIDER:        -    your request must be in writing and
                                             sent to our office;


                                        -    the other insured has not reached
                                             his/her 86th birthday;

                                        -    the new policy is any permanent
                                             insurance policy that we currently
                                             offer for conversion;

                                        -    subject to the minimum specified
                                             amount required for the new policy,
                                             the amount of the insurance under
                                             the new policy will equal the face
                                             amount in force under
                                             the rider as long as it meets the
                                             minimum face amount requirements of
                                             the original Policy; and

                                        -    we will base the premium for the
                                             new policy on the other insured's
                                             rate class under the rider.

TERMINATION OF THE RIDER:               The rider will terminate on the earliest
                                        of:

                                        -    the Policy anniversary on or
                                             following the other insured's 100th
                                             birthday; or

                                        -    the date the Policy terminates for
                                             any reason except for death of the
                                             primary insured; or

                                        -    31 days after the death of the
                                             primary insured; or

                                        -    the date of conversion of this
                                             rider; or

                                        -    the Monthiversary on which the
                                             rider is terminated upon written
                                             request by the owner.

DISABILITY WAIVER OF MONTHLY DEDUCTIONS RIDER

         Subject to certain conditions, we will waive the Policy's monthly deductions while the primary insured is disabled. You may purchase this rider if the primary insured's issue age is between 15 and 55 years of age at the time the rider is purchased. This rider is not available together with the Disability Waiver of Premium Rider. Before we waive any monthly deductions, we must receive proof that:

         -        the primary insured is totally disabled;

         - the primary insured's total disability began before the Policy anniversary on or following the primary insured's 60th birthday; and

         - the primary insured's total disability has existed continuously for at least six months.

         We will not waive any deduction that becomes due more than one year before we receive written notice of your claim, after the primary insured's recovery from disability, or after termination of this rider. While the primary insured is totally disabled and receiving benefits under this rider, no grace period will begin for the Policy provided the cash value minus loans and accrued loan interest remains positive. It is possible that additional premium payments will be required to keep the Policy in force while the monthly deduction benefit is being paid.

TERMINATION OF THE RIDER:               The rider will terminate on the earliest
                                        of:

                                        -    the Policy anniversary on or
                                             following the primary insured's
                                             60th birthday, unless the primary
                                             insured is totally disabled; or

                                        -    the date of recovery from
                                             disability (with respect to
                                             benefits accruing during the
                                             continuance of an existing total
                                             disability after the Policy
                                             anniversary on or following the
                                             primary insured's 60th birthday);
                                             or

                                        -    the date the Policy terminates; or

                                        -    the Monthiversary on which this
                                             rider is terminated on written
                                             request by the owner.

When we are paying benefits under the rider, due to the primary insured's total disability, on the Policy anniversary after the insured's 60th birthday, the rider will not terminate and benefits will not end until the date the primary insured is no longer totally disabled.

DISABILITY WAIVER OF PREMIUM RIDER

         Subject to certain conditions, we will apply the waiver of premium benefit, as shown on the Policy schedule page, as if it is a premium payment into the Policy while the primary insured is totally disabled, as defined in the rider. The waiver of premium benefit is generally equal to the annual planned premium for the Policy, but the maximum payment is $12,000 or the maximum annual premium payable under the guideline premium test. We will allocate the resulting net premium into the Policy's cash value. You may purchase this rider if the primary insured's issue age is between 15 and 55 years of age. This rider is not available together with the Disability Waiver of Monthly Deductions Rider. In order to pay a benefit, we must receive proof that:

                  -        the primary insured is totally disabled;

                  - the primary insured became totally disabled before the Policy anniversary on or following the primary insured's 60th birthday; and

                  - the primary insured's total disability has existed continuously for at least six months.

         Upon meeting the requirements above, we will also make a retroactive payment equal to six months of benefits under the rider. We will apply the benefit each month on the Monthiversary. We may not pay any benefit that becomes due more than one year before we receive written notice of your claim, after the primary insured's recovery from disability, or after termination of this rider. It is possible that additional premium payments will be required to keep the Policy in force while the waiver of premium benefit is being paid.

TERMINATION OF THE RIDER:               The rider will terminate on the earliest
                                        of:

                                        -    the Policy anniversary on or
                                             following the primary insured's
                                             60th birthday, unless the primary
                                             insured is totally disabled; or

                                        -    the later of the date of recovery
                                             from disability or the Policy
                                             anniversary on or following the
                                             insured's 100th birthday (with
                                             respect to benefits accruing during
                                             the continuance of an existing
                                             total disability after the Policy
                                             anniversary on or following the
                                             primary insured's 60th birthday);
                                             or

                                        -    the date the Policy terminates; or

                                        -    the Monthiversary on which this
                                             rider is terminated on written
                                             request by the owner.

PRIMARY INSURED RIDER PLUS ("PIR PLUS")

         Under the PIR Plus, we provide term insurance coverage on the primary insured on a different basis from the coverage in your Policy.

FEATURES OF PIR PLUS:                   -    the rider increases the Policy's
                                             death benefit by the rider's face
                                             amount;

                                        -    the rider may be purchased from
                                             issue ages 0-85;

                                        -    the minimum purchase amount for the
                                             rider is $25,000. There is no
                                             maximum purchase amount;

                                        -    we do not assess any additional
                                             surrender charge for the rider;

                                        -    generally the rider coverage costs
                                             less than the insurance coverage
                                             under the Policy, but it has no
                                             cash value, terminates at age 100,
                                             and it does not provide a guarantee
                                             that current cost of insurance
                                             rates in the first three Policy
                                             years will remain fixed;

                                        -    you may cancel or reduce your rider
                                             coverage without decreasing your
                                             Policy's specified amount;

                                        -    you may generally decrease your
                                             Policy's specified amount without
                                             reducing your rider coverage; and

                                        -    subject to the following
                                             conditions, on any Monthiversary
                                             while this rider is in force, you
                                             may
                                             convert this rider to a new Policy
                                             on the primary insured's life
                                             without evidence of insurability.

CONDITIONS TO CONVERT THE RIDER:        -    your request must be in writing and
                                             sent to our office;

                                        -    the primary insured has not reached
                                             his/her 86th birthday;

                                        -    the new policy is any permanent
                                             insurance policy that we currently
                                             offer for conversions;

                                        -    we may allow an increase to the
                                             Policy's specified amount if the
                                             base Policy and all of the riders
                                             in force allow such an increase;

                                        -    the amount of the insurance under
                                             the new policy or the amount of the
                                             increase will equal the specified
                                             amount in force under the rider as
                                             long as it meets the minimum
                                             specified amount requirements of a
                                             Base Policy; and

                                        -    we will base your premium on the
                                             primary insured's rate class under
                                             the rider.

TERMINATION OF THE RIDER:               The rider will terminate on the earliest
                                        of:

                                        -    the Policy anniversary on or
                                             following the primary insured's
                                             100th birthday; or

                                        -    the date the Policy terminates; or

                                        -    the date you fully convert this
                                             rider; or

                                        -    the Monthiversary on which you
                                             terminate the rider by written
                                             request.

         It may cost you less to reduce your PIR Plus coverage than to decrease your Policy's specified amount, because we do not deduct a surrender charge in connection with your PIR Plus. It may cost you more to keep a higher specified amount under the Base Policy, because the specified amount may have a cost of insurance that is higher than the cost of the same amount of coverage under your PIR Plus.

         You should consult your registered representative to determine if you would benefit from PIR Plus. We may discontinue offering PIR Plus at any time. We may also modify the terms of these riders for new policies.

LIVING BENEFIT RIDER (AN ACCELERATED DEATH BENEFIT)

         This rider allows us to pay all or a portion of the death benefit once we receive satisfactory proof that the insured is ill and has a life expectancy of one year or less. A doctor must certify the insured's life expectancy.

         We will pay a "single-sum benefit" equal to:

         -        the death benefit on the date we pay the single-sum benefit;
                  multiplied by

         - the election percentage of the death benefit you elect to receive; divided by

         - 1 + i ("i" equals the current yield on 90-day Treasury bills or the Policy loan interest rate, whichever is greater) ("discount factor"); minus

         - any indebtedness at the time we pay the single-sum benefit, multiplied by the election percentage.

         The maximum terminal illness death benefit used to determine the single-sum benefit as defined above is equal to:

         - the death benefit available under the Policy once we receive satisfactory proof that the insured is ill; plus

         -        the benefit available under any PIR Plus in force.

         -        a single-sum benefit may not be greater than $500,000.

         The election percentage is a percentage that you select. It may not be greater than 100%.

         We will not pay a benefit under the rider if the insured's terminal condition results from self-inflicted injuries that occur during the period specified in your Policy's suicide provision.

         The rider terminates at the earliest of:

         -        the date the Policy terminates;

         -        the date a settlement option takes effect;

         -        the date we pay a single-sum benefit; or

         -        the date you terminate the rider.

         We do not assess an administrative charge for this rider; however, we do reduce the single sum benefit by a discount factor to compensate us for expected lost income due to the early payment of the death benefit. This rider may not be available in all states, or its terms may vary depending on a state's insurance law requirements.

         The tax consequences of adding this rider to an existing Policy or requesting payment under the rider are uncertain and you should consult a tax advisor before doing so.

INFLATION FIGHTER RIDER

         This rider provides scheduled annual increases to the Policy's specified amount, starting on the first Policy anniversary and continuing each Policy anniversary until the Policy's 20th anniversary, without an additional application or evidence of insurability. This rider is available only at issue of the Policy for issue ages 0-65, and is only available if Death Benefit Option A is chosen on the application. The rider is not available to insureds in a substandard rating class.

FEATURES OF THE RIDER:                  -    the Policy's initial specified
                                             amount must be less than
                                             $1,000,000;

                                        -    any change to the Policy's death
                                             benefit option will cause the rider
                                             to terminate and annual specified
                                             amount increases to stop;

                                        -    any withdrawal, or requested
                                             decrease in specified amount of the
                                             Policy will cause the rider to
                                             terminate and annual scheduled
                                             specified amount increases to stop;

                                        -    if you decline any scheduled
                                             specified amount increase under the
                                             rider, the rider will terminate and
                                             further scheduled specified amount
                                             increases will stop;

                                        -    future scheduled specified amount
                                             increases under the rider apply
                                             only to the Policy's specified
                                             amount on the Policy date plus any
                                             previous scheduled specified amount
                                             increases under the rider. Further
                                             increases under the rider do not
                                             apply to increases in specified
                                             amount requested by you after the
                                             Policy date;

                                        -    the Policy's surrender charge
                                             period and surrender charges apply
                                             separately to each scheduled
                                             increase in specified amount. (See
                                             Appendix B for an example table
                                             showing these charges.) Upon a
                                             surrender of the Policy, total
                                             surrender charges will be the sum
                                             of any surrender charges applicable
                                             to the Policy and to each annual
                                             increase amount effected under the
                                             rider;

                                        -    the no lapse period for the
                                             Policy will continue to be measured
                                             from the Policy date, and will not
                                             change
                                             each time a scheduled increase in
                                             specified amount is effected under
                                             the rider;

                                        -    each time a scheduled increase in
                                             specified amount is made under the
                                             rider; the minimum monthly
                                             guarantee premium, and the tests we
                                             apply to qualify the Policy as life
                                             insurance under Code Section 7702,
                                             and for MEC purposes, will be
                                             recalculated;

                                        -    scheduled annual increases in
                                             specified amount generated by this
                                             rider will create a new layer of
                                             cost of insurance charges, per unit
                                             charges and surrender charges under
                                             the Policy. Each new layer of cost
                                             of insurance charge and per unit
                                             charge resulting from the scheduled
                                             annual increase in specified amount
                                             will be set based on the Policy
                                             issue age and duration at the time
                                             of the increase;

                                        -    banding of specified amounts for
                                             purposes of applying cost of
                                             insurance rates and per unit
                                             charges is determined by adding the
                                             Policy's specified amount and the
                                             sum of the specified amounts
                                             created by operation of the rider.
                                             The resulting cost of insurance
                                             rates and per unit charges,
                                             according to the appropriate
                                             specified amount band, will then
                                             apply to both the Policy's
                                             specified amount and to each of the
                                             specified amount increases
                                             generated by the rider; and

                                        -    any requested decreases in
                                             specified amount are applied on a
                                             "last-in-first-out" basis, such
                                             that the last increase in specified
                                             amount created by operation of the
                                             rider will be eliminated first, and
                                             so on.

TERMINATION OF THE RIDER:               The rider will terminate on the earliest
                                        of:

                                        -    the processing date of a
                                             requested decrease in the specified
                                             amount of the Policy; or

                                        -    the date an automatic increase,
                                             under the terms of this rider, is
                                             declined by the owner; or

                                        -    the day following the 20th
                                             anniversary of the Policy; or

                                        -    a cash withdrawal from the
                                             Policy; or

                                        -    any change in death benefit
                                             option; or

                                        -    the date the primary insured
                                             dies; or

                                        -    the date the Policy terminates
                                             for any reason other than the death
                                             of the primary insured; or

                                        -    the date we receive your written
                                             request to terminate the Policy or
                                             this rider.

Under the rider the Policy's specified amount will increase on a compounded basis by 3.53%. As a courtesy, you will receive a notice of the date and amount of each scheduled increase from us on or prior to each anniversary. You may, at that time, decline in writing to us an increase within 45 days of the date of the notice. If you decline a scheduled increase in specified amount, the rider will terminate and further scheduled increases under the rider will be cancelled.

ADDITIONAL INFORMATION

SALE OF THE POLICIES

         We will pay sales commissions to our life insurance agents who are registered representatives of broker-dealers. Other payments may be made for other services related to sale of the Policies.

         We have entered into a distribution agreement with AFSG Securities Corporation ("AFSG") for the distribution and sale of the Policies. AFSG is affiliated with us. AFSG may sell the Policies by entering into selling agreements with other broker-dealers who in turn may sell the Policies through their sales representatives.

         See "Sale of the Policies" in the SAI for more information concerning compensation paid for the sale of Policies.

LEGAL PROCEEDINGS

         Western Reserve, like other life insurance companies, is involved in lawsuits, including class action lawsuits. In some lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, at the present time, it appears that there are no pending or threatened lawsuits that are likely to have a material adverse impact on the separate account, on AFSG's ability to perform under its principal underwriting agreement, or on Western Reserve's ability to meet its obligations under the Policy.

FINANCIAL STATEMENTS

         The financial statements of Western Reserve are included in the SAI. As of the date of this prospectus, there are no financial statements for the separate account.

PERFORMANCE DATA

RATES OF RETURN

         The average rates of return in Table 1 reflect each subaccount's actual historical investment performance. The total return of a subaccount assumes that an investment has been held in the subaccount for various periods of time, including a period measured from the date the first subaccount of the separate account investing in the underlying portfolios began operations. When the first subaccount investing in the underlying portfolios has been in operation for 1, 3, 5, and 10 years, the total return for these periods will be provided, adjusted to reflect the subaccount charges for this Policy. We do not show performance for subaccounts in operation for less than six months. This information does not represent or project future investment performance.

         Some portfolios began operation before their corresponding subaccount. For these portfolios, we have included in Table 2 below adjusted portfolio performance from the portfolio's inception date. The adjusted portfolio performance is designed to show the performance that would have resulted if the subaccount had been in operation during the time the portfolio was in operation.

         The numbers reflect the annual mortality and expense risk charge, investment management fees and direct fund expenses.

         These rates of return do not reflect other charges that are deducted under the Policy or from the separate account (such as the premium expense charge, monthly deduction or the surrender charge). IF THESE CHARGES WERE DEDUCTED, PERFORMANCE WOULD BE SIGNIFICANTLY LOWER. These rates of return are not estimates, projections or guarantees of future performance.

         We also show below comparable figures for the unmanaged Standard & Poor's Index of 500 Common Stocks ("S&P 500"), a widely used measure of stock market performance. The S&P 500 does not reflect any deduction for the expenses of operating and managing an investment portfolio.

                                     TABLE 1
                     AVERAGE ANNUAL SUBACCOUNT TOTAL RETURN
                   FOR THE PERIODS ENDED ON DECEMBER 31, 2002

                                                                                     10 YEARS    SUBACCOUNT
                                                                                        OR       INCEPTION
            SUBACCOUNT                       1 YEAR        3 YEARS       5 YEARS     INCEPTION      DATE
            ----------                       ------        -------       -------     ---------      ----
WRL Van Kampen Emerging Growth              (33.56)%      (27.26)%        1.33%         9.86%     03/01/93
WRL T. Rowe Price Small Cap                 (27.89)%      (16.27)%         N/A         (5.62)%    07/01/99
WRL Third Avenue Value                      (12.53)%        7.41%          N/A          5.65%     01/02/98
WRL Janus Global                            (26.58)%      (22.80)%        0.16%         6.92%     03/01/94
WRL Great Companies - Technology(SM)        (38.58)%         N/A           N/A        (39.83)%    05/01/00
WRL Janus Growth+                           (30.45)%      (29.56)%       (1.99)%        5.41%     10/02/86
WRL Marsico Growth                          (26.54)%      (17.00)%         N/A        (10.41)%    07/01/99
WRL Great Companies - America(SM)           (21.28)%         N/A           N/A         (9.03)%    05/01/00
WRL Salomon All Cap                         (25.28)%       (3.85)%         N/A          0.60%     07/01/99
WRL PBHG/NWQ Value Select                   (14.85)%       (1.74)%       (0.80)%        4.52%     05/01/96
WRL T. Rowe Price Equity Income             (19.43)%       (5.81)%         N/A         (6.89)%    07/01/99
WRL Transamerica Value Balanced             (14.47)%        0.39%         0.37%         6.03%     01/03/95
WRL Clarion Real Estate Securities            2.82%        13.39%          N/A          3.58%     05/01/98
WRL Federated Growth & Income                 0.21%        13.84%         7.43%         9.95%     03/01/94
WRL AEGON Bond+                               9.15%         8.82%         6.13%         6.29%     10/02/86
WRL Transamerica Money Market(1)+             0.67%         3.07%         3.50%         3.51%     10/02/86
WRL Templeton Great Companies
        Global                              (22.10)%         N/A           N/A        (22.75)%    09/01/00
WRL Munder Net50                            (38.88)%      (23.58)%         N/A        (16.21)%    07/01/99
WRL Janus Balanced                             N/A           N/A           N/A         (5.57)%    05/01/02
WRL Asset Allocation - Conservative
        Portfolio                              N/A           N/A           N/A         (9.55)%    05/01/02
WRL Asset Allocation - Moderate
        Portfolio                              N/A           N/A           N/A        (12.34)%    05/01/02
WRL Asset Allocation - Moderate
        Growth Portfolio                       N/A           N/A           N/A        (15.23)%    05/01/02
WRL Asset Allocation - Growth
        Portfolio                              N/A           N/A           N/A        (18.71)%    05/01/02
WRL Transamerica Convertible
        Securities                             N/A           N/A           N/A         (7.27)%    05/01/02
WRL PIMCO Total Return                         N/A           N/A           N/A          5.67%     05/01/02
WRL Transamerica Equity                        N/A           N/A           N/A        (15.61)%    05/01/02
WRL Transamerica Growth
        Opportunities                          N/A           N/A           N/A        (20.63)%    05/01/02
WRL Transamerica U.S. Government
        Securities                             N/A           N/A           N/A          2.24%     05/01/02
WRL J.P. Morgan Enhanced Index                 N/A           N/A           N/A        (19.99)%    05/01/02
WRL Capital Guardian Value                     N/A           N/A           N/A        (23.58)%    05/01/02
S&P 500+                                    (23.37)%      (15.70)%       (1.94)%        7.28%     10/02/86

+        Shows ten year performance.

(1) The current yield more closely reflects the current earnings of the subaccount than the total return. An investment in this subaccount is not insured or guaranteed by the FDIC. While this subaccount's investment in shares of the underlying portfolio seeks to preserve its value at $1.00 per share, it is possible to lose money by investing in this subaccount.

         Because the WRL MFS High Yield, Potomac Dow 30 Plus Portfolio, Potomac OTC Plus Portfolio, Access U.S. Government Money Market Portfolio and Wells S&P REIT Index Portfolio subaccounts commenced operations on May 1, 2003, and the Fidelity VIP Index 500 subaccount commenced operations on November 1, 2003, the above Table does not reflect rates of return for these subaccounts.

                                     TABLE 2
            ADJUSTED HISTORICAL PORTFOLIO AVERAGE ANNUAL TOTAL RETURN
                   FOR THE PERIODS ENDED ON DECEMBER 31, 2002

                                                                                            10 YEARS   PORTFOLIO
                                                                                               OR      INCEPTION
           PORTFOLIO                             1 YEAR         3 YEARS       5 YEARS      INCEPTION      DATE
           ---------                             ------         -------       -------      ---------      ----
Van Kampen Emerging Growth                       (33.56)%       (27.26)%        1.33%         9.86%     03/01/93
T. Rowe Price Small Cap                          (27.89)%       (16.27)%         N/A         (5.62)%    05/03/99
Third Avenue Value                               (12.53)%         7.41%          N/A          5.65%     01/02/98
Janus Global+                                    (26.58)%       (22.80)%        0.16%         9.39%     12/03/92
Great Companies - Technology(SM)                 (38.58)%          N/A           N/A        (39.83)%    05/01/00
Janus Growth+                                    (30.45)%       (29.56)%       (1.99)%        5.41%     10/02/86
Marsico Growth                                   (26.54)%       (17.00)%         N/A        (10.41)%    05/03/99
Great Companies - America(SM)                    (21.28)%          N/A           N/A         (9.03)%    05/01/00
Salomon All Cap                                 (25.288%         (3.85)%         N/A          0.60%     05/03/99
PBHG/NWQ Value Select                            (14.85)%        (1.74)%       (0.80)%        4.52%     05/01/96
T. Rowe Price Equity Income                      (19.43)%        (5.81)%         N/A         (6.89)%    05/03/99
Transamerica Value Balanced                      (14.47)%         0.39%         0.37%         6.03%     01/03/95
Clarion Real Estate Securities                     2.82%         13.39%          N/A          3.58%     05/01/98
Federated Growth & Income                          0.21%         13.84%         7.43%         9.95%     03/01/94
AEGON Bond+                                        9.15%          8.82%         6.13%         6.29%     10/02/86
Transamerica Money Market(1)+                      0.67%          3.07%         3.50%         3.51%     10/02/86
Templeton Great Companies Global                 (22.10)%          N/A           N/A        (22.75)%    09/01/00
Munder Net50                                     (38.88)%       (23.58)%         N/A        (16.21)%    05/03/99
Janus Balanced                                      N/A            N/A           N/A         (5.57)%    05/01/02
Asset Allocation - Conservative
     Portfolio                                      N/A            N/A           N/A         (9.55)%    05/01/02
Asset Allocation - Moderate Portfolio               N/A            N/A           N/A        (12.34)%    05/01/02
Asset Allocation - Moderate Growth
     Portfolio                                      N/A            N/A           N/A        (15.23)%    05/01/02
Asset Allocation - Growth Portfolio                 N/A            N/A           N/A        (18.71)%    05/01/02
Transamerica Convertible Securities                 N/A            N/A           N/A         (7.27)%    05/01/02
PIMCO Total Return                                  N/A            N/A           N/A          5.67%     05/01/02
Transamerica Equity(3)+                          (22.82)%       (17.30)%        1.92%        14.93%     02/26/69
Transamerica Growth Opportunities(2)(4)          (14.95)%          N/A           N/A         (3.29)%    05/02/01
J.P. Morgan Enhanced Index(5)                    (25.16)%       (16.70)%       (2.44)%        1.38%     05/02/97
Capital Guardian Value(6)                        (21.29)%        (4.43)%       (2.16)%        7.08%     05/27/93
Transamerica U.S. Government
     Securities(7)                                 5.02%          6.20%         4.66%         5.31%     05/13/94
MFS High Yield                                     1.30%         (0.60)%         N/A         (0.10)%    06/01/98
Fidelity VIP Index 500 Portfolio                 (23.03)%          N/A           N/A        (15.00)%    01/12/00
S&P 500+                                         (23.37)%       (15.70)%       (1.94)%        7.28%     10/02/86

+        Shows ten year performance.

(1) The current yield more closely reflects the current earnings of the subaccount than the total return. An investment in this subaccount is not insured or guaranteed by the FDIC. While this subaccount's investment in shares of the underlying portfolio seeks to preserve its value at $1.00 per share, it is possible to lose money by investing in this subaccount.

(2)      Not annualized.

(3) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Growth Portfolio of Transamerica Variable Insurance Fund, Inc.

(4) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Small Company Portfolio of Transamerica Variable Insurance Fund, Inc.

(5) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Endeavor Enhanced Index Portfolio of Endeavor Series Trust.

(6) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Capital Guardian Value Portfolio of Endeavor Series Trust.

(7) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Dreyfus U.S. Government Securities Portfolio of Endeavor Series Trust.

         Because the Potomac Dow 30 Plus Portfolio, Potomac OTC Plus Portfolio, Access U.S. Government Money Market Portfolio and Wells S&P REIT Index Portfolio commenced operations on May 1, 2003, the above Table does not reflect rates of return for these portfolios.

         The annualized yield for the WRL Transamerica Money Market subaccount for the seven days ended December 31, 2002 was 0.24%.

         Additional information regarding the investment performance of the portfolios appears in the fund prospectuses, which accompany this prospectus.

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

Glossary

The Policy - General Provisions
       Ownership Rights
       Our Right to Contest the Policy
       Suicide Exclusion
       Misstatement of Age or Gender
       Modifying the Policy
       Mixed and Shared Funding
       Death Benefit
Additional Information
       Settlement Options
       Additional Information about Western Reserve and the Separate Account Legal Matters
       Variations in Policy Provisions
       Personalized Illustrations of Policy Benefits
       Sale of the Policies
       Report to Owners
       Records
       Independent Auditors
       Experts
       Financial Statements
Underwriters
       Underwriting Standards
IMSA
Performance Data
       Other Performance Data in Advertising Sales Literature
       Western Reserve's Published Ratings
Index to Financial Statements
       WRL Series Life Account
       Western Reserve Life Assurance Co. of Ohio

GLOSSARY

accounts The options to which you can allocate your money. The accounts include the fixed account and the subaccounts in the separate account.

attained age               The issue age of the person insured, plus the number
                           of completed years since the Policy date (for the initial specified amount) or the date of each increase in specified amount.

Base Policy                The WRL Xcelerator variable life insurance policy
                           without any supplemental riders.

beneficiary(ies)           The person or persons you select to receive the death
                           benefit proceeds from this Policy. You name the primary beneficiary and contingent beneficiaries.

cash value                 At the end of any valuation period, the sum of your
                           Policy's value in the subaccounts and the fixed account. If there is a Policy loan outstanding, the cash value includes any amounts held in our fixed account to secure the Policy loan.

death benefit proceeds     The amount we will pay to the beneficiary(ies) on the
                           insured's death. We will reduce the death benefit proceeds by the amount of any outstanding loan amount, including accrued loan interest, and any due and unpaid monthly deductions.

decrease charge            Surrender charge that may be imposed upon a decrease
                           in specified amount during the first 8 Policy years
                           (or during the 8 years subsequent to an increase in specified amount).

fixed account              An allocation option other than the separate account
                           to which you may allocate net premiums and cash value. We guarantee that any amounts you allocate to the fixed account will earn interest at a declared rate. The fixed account is part of our general account.

free-look period           The period during which you may return the Policy and
                           receive a refund as described in this prospectus. The length of the free-look period varies by state. The free-look period is listed in the Policy.

funds Investment companies which are registered with the U.S. Securities and Exchange Commission. The Policy allows you to invest in the portfolios of the funds through our subaccounts.

in force While coverage under the Policy is active and the insured's life remains insured.

initial premium            The amount you must pay before insurance coverage
                           begins under this Policy. The initial premium is shown on the schedule page of your Policy.

insured                    The person whose life is insured by this Policy.

issue age                  The insured's age on his or her birthday on or prior
                           to the Policy date. When you increase the Policy's specified amount of insurance coverage, the issue age for the new layer of specified amount coverage is the insured's age on his or her birthday on or prior to the date that the increase in specified amount takes effect. This age may be different from the attained age on other layers of specified amount coverage.

lapse When life insurance coverage ends and the Policy terminates because you do not have enough cash value in the Policy to pay the monthly deduction, the surrender charge and any outstanding loan amount, including accrued loan interest, and you have not made a sufficient payment by the end of a grace period.

loan reserve account       A part of the fixed account to which amounts are
                           transferred as collateral for Policy loans.

minimum monthly            The amount shown on your Policy schedule page that we
   guarantee premium       use during the no lapse period to determine whether a
                           grace period will begin. We will adjust the minimum monthly guarantee premium if you change death benefit options, increase or decrease the specified amount
                           (including increases generated by the Inflation
                           Fighter Rider), or add, increase or decrease a rider, and you may need to pay additional premiums in order to keep the no lapse guarantee in place. A grace period will begin whenever your net surrender value is not enough to meet monthly deductions and the no lapse guarantee is no longer in effect.

Monthiversary              This is the day of each month when we determine
                           Policy charges and deduct them from cash value. It is the same date each month as the Policy date. If there is no valuation date in the calendar month that coincides with the Policy date, the Monthiversary is the next valuation date.

monthly deduction The monthly Policy charge, plus the monthly cost of insurance, plus the monthly per unit charge, plus the monthly charge for any riders added to your Policy, plus, if any, the decrease charge incurred as a result of a decrease in your specified amount, all of which are deducted from the Policy's cash value on each Monthiversary.

net premium                The part of your premium that we allocate to the
                           fixed account or the subaccounts. The net premium is equal to the premium you paid minus the premium expense charge.

net surrender value        The amount we will pay you if you surrender the
                           Policy while it is in force. The net surrender value on the date you surrender is equal to: the cash value minus any surrender charge, and minus any outstanding loan amount and accrued loan interest.

no lapse date              For a Policy issued to any insured ages 0-55, the no
                           lapse date is the same date as the Policy's 10th anniversary. For a Policy issued to an insured ages
                           56-59, the no lapse date is the Policy anniversary at the insured's attained age 65. For a Policy issued to an insured ages 60-85, the no lapse date is the fifth
                           Policy anniversary. The no lapse date is specified in your Policy.

no lapse period            The period of time between the Policy date and the no
                           lapse date during which the Policy will not lapse if certain conditions are met.

office                     Our administrative office and mailing address is P.O.
                           Box 5068, Clearwater, Florida 33758-5068. Our street address is 570 Carillon Parkway, St. Petersburg, Florida 33716. Our phone number is 1-800-851-9777. Our hours are Monday - Friday from 8:30 a.m. - 7:00 p.m. Eastern time.

planned periodic           A premium payment you make in a level amount at a
premium                    fixed interval over a specified period of time.

Policy date                The date when our underwriting process is complete,
                           full life insurance coverage goes into effect, the initial premium payment has been received, and we begin to take the monthly deductions. The Policy date is shown on the schedule page of your Policy. If you request, we may backdate a Policy by assigning a Policy date earlier than the date the Policy is issued. We measure Policy months, years, and anniversaries from the Policy date.

portfolio                  One of the separate investment portfolios of a fund.

premiums All payments you make under the Policy other than loan repayments.

reallocation account       That portion of the fixed account where we hold the
                           net premium(s) from the record date until the reallocation date.

reallocation date          The date we reallocate all cash value held in the
                           reallocation account to the fixed account and subaccounts you selected on your application. We place your net premium in the reallocation account only if your state requires us to return the full premium in the event you exercise your free-look right. In those states the reallocation date is the Policy date, plus the number of days in your state's free-look period, plus five days. In all other states, the reallocation date is the Policy date.

record date                The date we record your Policy on our books as an in
                           force Policy. The record date is generally the Policy date, unless the Policy is backdated.

separate account           The WRL Series Life Account. It is a separate
                           investment account that is divided into subaccounts.
                           We established the separate account to receive and invest net premiums under the Policy and other variable life insurance policies we issue.

specified amount           The initial specified amount is the amount shown on
                           the Base Policy's schedule page that you receive when the Policy is issued. The specified amount in force is the initial specified amount, adjusted for any increases or decreases in the Base Policy's specified amount (including any increase in specified amount generated by the Inflation Fighter Rider). Other events such as a request to increase or decrease the specified amount, change in death benefit option or a cash withdrawal (if you choose Option A or if you choose Option C death benefit and the insured is attained age 71 or greater) may also affect the specified amount in force.

subaccount                 A subdivision of the separate account that invests
                           exclusively in shares of one investment portfolio of a fund.

surrender charge           If, during the first 8 Policy years (or during the
                           8-year period subsequent to an increase in specified amount), you fully surrender the Policy, we will deduct a surrender charge from the cash value.

termination                When the insured's life is no longer insured under
                           the Policy or any rider, and the Policy or any rider is no longer in force.

valuation date             Each day the New York Stock Exchange is open for
                           trading. Western Reserve is open for business whenever the New York Stock Exchange is open.

valuation period           The period of time over which we determine the change
                           in the value of the subaccounts. Each valuation period begins at the close of normal trading on the New York Stock Exchange (currently 4:00 p.m. Eastern time on each valuation date) and ends at the close of normal trading of the New York Stock Exchange on the next valuation date.

we, us, our                Western Reserve Life Assurance Co. of Ohio.
  (Western Reserve)

written notice             The written notice you must sign and send us to
                           request or exercise your rights as owner under the Policy. To be complete, it must: (1) be in a form we accept, (2) contain the information and documentation that we determine we need to take the action you request, and (3) be received at our office.

you, your (owner           The person entitled to exercise all rights as owner
  or policyowner)          under the Policy.

APPENDIX A
SURRENDER CHARGE PER THOUSAND OF SPECIFIED AMOUNT LAYER
(BASED ON THE GENDER AND RATE CLASS OF THE INSURED)

                                           MALE/
ISSUE       MALE/UNISEX     MALE/UNISEX   FEMALE      FEMALE       FEMALE
 AGE         TOBACCO        NON-TOBACCO  JUVENILE     TOBACCO    NON-TOBACCO
 ---         -------        -----------  --------     -------    -----------
  0            N/A              N/A       21.17         N/A         N/A
  1            N/A              N/A       14.69         N/A         N/A
  2            N/A              N/A       14.69         N/A         N/A
  3            N/A              N/A       14.26         N/A         N/A
  4            N/A              N/A       13.82         N/A         N/A
  5            N/A              N/A       13.82         N/A         N/A
  6            N/A              N/A       13.82         N/A         N/A
  7            N/A              N/A       13.82         N/A         N/A
  8            N/A              N/A       13.82         N/A         N/A
  9            N/A              N/A       13.82         N/A         N/A
 10            N/A              N/A       13.82         N/A         N/A
 11            N/A              N/A       13.82         N/A         N/A
 12            N/A              N/A       13.82         N/A         N/A
 13            N/A              N/A       14.26         N/A         N/A
 14            N/A              N/A       14.69         N/A         N/A
 15            N/A              N/A       15.12         N/A         N/A
 16            N/A              N/A       15.34         N/A         N/A
 17            N/A              N/A       15.98         N/A         N/A
 18           16.56            15.70                   16.56       15.70
 19           16.78            15.91                   16.78       15.91
 20           16.99            16.13                   16.99       16.13
 21           17.78            16.49                   17.35       16.49
 22           18.07            16.78                   17.64       16.78
 23           18.43            17.14                   18.00       17.14
 24           18.72            17.42                   18.72       17.42
 25           19.51            17.78                   19.08       17.78
 26           20.14            18.85                   19.71       18.42
 27           20.74            19.47                   20.32       19.05
 28           21.27            20.01                   21.27       19.59
 29           22.27            21.02                   21.85       20.60
 30           22.84            21.60                   22.43       21.18
 31           23.94            22.30                   23.12       21.89
 32           24.54            23.32                   24.14       22.92
 33           25.60            23.99                   24.80       23.59
 34           26.57            24.58                   25.77       24.18
 35           27.19            25.61                   26.40       25.21
 36           27.49            25.60                   26.73       25.22
 37           27.78            25.97                   27.06       25.25
 38           28.17            26.09                   26.78       25.40
 39           28.44            26.14                   26.80       25.15

   ISSUE     MALE/UNISEX      MALE/UNISEX         FEMALE             FEMALE
    AGE       TOBACCO         NON-TOBACCO         TOBACCO         NON-TOBACCO
    ---       -------         -----------         -------         -----------
40             28.55             26.36             26.68             25.12
41             30.63             28.13             28.76             26.88
42             32.81             30.00             30.94             28.76
43             35.20             31.77             33.02             30.10
44             37.91             33.85             35.05             31.02
45             40.35             35.67             36.18             31.97
46             42.64             37.34             37.39             32.99
47             44.93             38.79             38.65             34.09
48             47.22             40.30             39.98             35.24
49             49.82             41.91             41.39             36.45
50             52.73             43.63             42.89             37.77
51             55.33             45.47             44.46             39.14
52             58.81             47.44             46.12             40.61
53             61.98             49.53             47.89             42.19
54             66.09             51.78             49.76             43.84
55             69.26             54.18             51.73             45.62
56             72.53             56.72             53.81             47.50
57             74.10             59.46             55.98             49.50
58             74.10             62.37             58.34             51.66
59             74.10             65.49             60.91             54.00
60             74.10             68.86             63.66             56.51
61             74.10             72.46             66.64             59.24
62             74.10             74.10             69.85             62.17
63             74.10             74.10             73.33             65.34
64             74.10             74.10             74.10             68.74
65             74.10             74.10             74.10             72.38
66 and over    74.10             74.10             74.10             74.10

APPENDIX B
MONTHLY PER UNIT CHARGES (RATE PER THOUSAND)

                   BASE
Issue   ----------------------------
 Age    Band 1     Band 2     Band 3
 ---    ------     ------     ------
  0      0.16       0.13       0.12
  1      0.16       0.13       0.12
  2      0.16       0.13       0.12
  3      0.17       0.13       0.12
  4      0.17       0.14       0.12
  5      0.17       0.14       0.12
  6      0.17       0.14       0.12
  7      0.17       0.14       0.13
  8      0.17       0.14       0.13
  9      0.17       0.14       0.13
 10      0.17       0.14       0.13
 11      0.17       0.14       0.13
 12      0.17       0.14       0.13
 13      0.17       0.14       0.13
 14      0.17       0.14       0.13
 15      0.17       0.14       0.13
 16      0.17       0.14       0.13
 17      0.17       0.14       0.13
 18      0.17       0.14       0.13
 19      0.17       0.14       0.13
 20      0.17       0.14       0.13
 21      0.17       0.14       0.13
 22      0.17       0.14       0.13
 23      0.17       0.14       0.13
 24      0.18       0.15       0.13
 25      0.18       0.15       0.14
 26      0.18       0.15       0.14
 27      0.19       0.16       0.14
 28      0.19       0.16       0.15
 29      0.20       0.17       0.16
 30      0.20       0.17       0.16
 31      0.21       0.18       0.17
 32      0.22       0.19       0.18
 33      0.23       0.20       0.19
 34      0.24       0.21       0.20
 35      0.25       0.22       0.21
 36      0.26       0.23       0.22
 37      0.28       0.25       0.23
 38      0.29       0.26       0.25
 39      0.31       0.28       0.26
 40      0.32       0.29       0.28
 41      0.34       0.31       0.30
 42      0.36       0.33       0.32

 Issue
  Age     PIR+
  ---     ----
    0     0.01
    1     0.01
    2     0.01
    3     0.01
    4     0.01
    5     0.01
    6     0.01
    7     0.01
    8     0.01
    9     0.01
   10     0.01
   11     0.01
   12     0.01
   13     0.01
   14     0.01
   15     0.01
   16     0.01
   17     0.01
   18     0.01
   19     0.01
   20     0.01
   21     0.01
   22     0.01
   23     0.01
   24     0.01
   25     0.01
   26     0.01
   27     0.01
   28     0.01
   29     0.01
   30     0.01
   31     0.01
   32     0.01
   33     0.01
   34     0.01
   35     0.01
   36     0.01
   37     0.01
   38     0.01
   39     0.02
   40     0.02
   41     0.02
   42     0.02

Issue
 Age    OIR
 ---    ---
  0     0.03
  1     0.03
  2     0.03
  3     0.03
  4     0.03
  5     0.03
  6     0.03
  7     0.03
  8     0.03
  9     0.03
 10     0.03
 11     0.03
 12     0.03
 13     0.03
 14     0.03
 15     0.03
 16     0.03
 17     0.03
 18     0.03
 19     0.03
 20     0.03
 21     0.03
 22     0.03
 23     0.03
 24     0.03
 25     0.03
 26     0.03
 27     0.04
 28     0.04
 29     0.04
 30     0.04
 31     0.04
 32     0.04
 33     0.05
 34     0.05
 35     0.05
 36     0.05
 37     0.06
 38     0.06
 39     0.07
 40     0.07
 41     0.07
 42     0.08

                   BASE
Issue   ----------------------------
 Age    Band 1     Band 2     Band 3
 ---    ------     ------     ------
 43      0.38       0.35       0.33
 44      0.40       0.37       0.35
 45      0.41       0.38       0.37
 46      0.43       0.40       0.39
 47      0.45       0.42       0.41
 48      0.47       0.44       0.42
 49      0.48       0.45       0.44
 50      0.50       0.47       0.46
 51      0.52       0.49       0.48
 52      0.54       0.51       0.50
 53      0.57       0.54       0.52
 54      0.60       0.57       0.56
 55      0.63       0.60       0.59
 56      0.68       0.65       0.63
 57      0.72       0.69       0.68
 58      0.78       0.75       0.74
 59      0.83       0.80       0.79
 60      0.89       0.86       0.85
 61      0.96       0.93       0.91
 62      1.02       0.99       0.98
 63      1.08       1.05       1.04
 64      1.14       1.11       1.10
 65      1.20       1.17       1.16
 66      1.25       1.22       1.21
 67      1.31       1.28       1.27
 68      1.37       1.34       1.32
 69      1.42       1.39       1.38
 70      1.48       1.45       1.44
 71      1.54       1.51       1.49
 72      1.59       1.56       1.55
 73      1.65       1.62       1.61
 74      1.70       1.67       1.66
 75      1.76       1.73       1.72
 76      1.82       1.79       1.77
 77      1.88       1.84       1.83
 78      1.95       1.90       1.89
 79      2.01       1.96       1.94
 80      2.08       2.01       2.00
 81      2.14       2.07       2.06
 82      2.20       2.13       2.11
 83      2.25       2.18       2.17
 84      2.29       2.24       2.23
 85      2.32       2.29       2.28

Issue
 Age     PIR+
 ---     ----
  43     0.02
  44     0.02
  45     0.02
  46     0.02
  47     0.02
  48     0.03
  49     0.03
  50     0.03
  51     0.03
  52     0.03
  53     0.03
  54     0.03
  55     0.04
  56     0.04
  57     0.04
  58     0.04
  59     0.05
  60     0.05
  61     0.05
  62     0.06
  63     0.06
  64     0.07
  65     0.07
  66     0.07
  67     0.08
  68     0.08
  69     0.08
  70     0.09
  71     0.09
  72     0.09
  73     0.10
  74     0.10
  75     0.10
  76     0.11
  77     0.11
  78     0.11
  79     0.12
  80     0.12
  81     0.12
  82     0.13
  83     0.13
  84     0.13
  85     0.14

Issue
 Age     OIR
 ---     ---
  43     0.08
  44     0.09
  45     0.09
  46     0.10
  47     0.10
  48     0.11
  49     0.11
  50     0.11
  51     0.12
  52     0.12
  53     0.13
  54     0.14
  55     0.15
  56     0.16
  57     0.17
  58     0.18
  59     0.20
  60     0.21
  61     0.23
  62     0.24
  63     0.26
  64     0.27
  65     0.29
  66     0.30
  67     0.32
  68     0.33
  69     0.35
  70     0.36
  71     0.37
  72     0.39
  73     0.40
  74     0.42
  75     0.43
  76     0.44
  77     0.46
  78     0.47
  79     0.49
  80     0.50
  81     0.51
  82     0.53
  83     0.54
  84     0.56
  85     0.57

APPENDIX C
INFLATION FIGHTER RIDER SURRENDER CHARGE AND PER UNIT CHARGE TABLES

The charts below show the surrender charge and per unit charge associated with the Inflation Fighter Rider. These are based on a male, issue age 30, Preferred Elite rate class with an initial specified amount of $450,000.

[BAR CHART]

                   Specified    Total Surrender
Year         Age    Amount    Charge (in Dollars)
----         ---    ------    -------------------
  1          30     450000           9,720
  2          31     465885           8,811
  3          32     482331           7,496
  4          33     499357           6,822
  5          34     516984           5,158
  6          35     535234           4,418
  7          36     554128           3,642
  8          37     573688           1,865
  9          38     593940           1,962
 10          39     614906           2,052
 11          40     636612           2,144
 12          41     659084           2,204
 13          42     682350           2,362
 14          43     706437           2,554
 15          44     731374           2,785
 16          45     757191           3,043
 17          46     783920           3,322
 18          47     811593           3,615
 19          48     840242           3,918
 20          49     869903           4,234
 21          50     900610           4,569
 22          51     900610           3,481
 23          52     900610           2,667
 24          53     900610           1,862
 25          54     900610           1,140
 26          55     900610             651
 27          56     900610             268
 28          57     900610               0

The above chart shows the base Policy surrender charge and the surrender charge that applies to each scheduled annual increase. The base Policy and each of the scheduled annual increases has a surrender charge that applies for 8 Policy years from the issue date or the date of the scheduled increase.

[BAR CHART]

                  Specified         Total Per Unit
Year   Age         Amount        Charge (in Dollars)
----   ---         ------        -------------------
  1    30          450000               1,080
  2    31          465885               1,120
  3    32          482331               1,163
  4    33          499357               1,210
  5    34          516984               1,075
  6    35          535234               1,123
  7    36          554128               1,175
  8    37          573688               1,234
  9    38          593940                 379
 10    39          614906                 415
 11    40          636612                 453
 12    41          659084                 496
 13    42          682350                 544
 14    43          706437                 597
 15    44          731374                 655
 16    45          757191                 715
 17    46          783920                 780
 18    47          811593                 849
 19    48          840242                 924
 20    49          869903               1,001
 21    50          900610               1,082
 22    51          900610                 981
 23    52          900610                 870
 24    53          900610                 752
 25    54          900610                 624
 26    55          900610                 485
 27    56          900610                 333
 28    57          900610                 173
 29    58          900610                   0

The above chart shows the current base Policy per unit charge and the per unit charge that applies to each scheduled annual increase. The base Policy and each of the scheduled annual increases has a per unit charge that applies for 8 Policy years from the issue date or the date of the scheduled increase. In this example, the Policy moves from band 1 to band 2 in Policy year 5, resulting in lower per unit charge rates.

APPENDIX D
ILLUSTRATIONS

         The following illustrations show how certain values under a sample Policy would change with different rates of fictional investment performance over an extended period of time. In particular, the illustrations show how the death benefit, cash value, and net surrender value under a Policy issued to an insured of a given age, would change over time if the premiums indicated were paid and the return on the assets in the subaccounts were a uniform gross annual rate (before any expenses) of 0%, 6% or 10%. The tables illustrate Policy value that would result based on assumptions that you pay the premiums indicated, you do not change your specified amount, and you do not take any cash withdrawals or Policy loans. The values under the Policy will be different from those shown even if the returns averaged 0%, 6% or 10%, but fluctuated over and under those averages throughout the years shown.

         We based the illustration on page 74 on a Policy for an insured who is a 30 year old male in the Preferred Elite rate class, annual premium paid on the first day of each Policy year of $2,500, a $300,000 initial specified amount and death benefit Option A. The illustration on that page also assumes cost of insurance charges based on our current cost of insurance rates.

         The illustration on page 75 is based on the same factors of those on page 74, except the cost of insurance charges are based on the guaranteed cost of insurance rates and expenses (based on the 1980 Commissioners Standard Ordinary Mortality Table).

         The amounts we show for the death benefits, cash values and net surrender values take into account all Policy subaccount and portfolio fees assessed under the Policy and the timing of those charges. These fees are:

(1) the daily charge for assuming mortality and expense risks assessed against each subaccount. This charge is equivalent to an annual charge of 0.75% of the average net assets of the subaccounts during the first 15 Policy years (we guarantee to reduce this charge to 0.30% after the first 15 Policy years). We intend to reduce this charge to 0.00% in the 16th Policy year but we do not guarantee that we will do so, and we reserve the right to maintain this charge at the 0.30% level after the 15th Policy year. The following illustrations use 0.00% after the 15th Policy year;

(2) estimated daily expenses equivalent to an effective arithmetic average annual expense level of 0.99% of the portfolios' gross average daily net assets; and

(3) the premium expense charge (0% of all premium payments in the first Policy year and 3% of all premiums paid thereafter) and cash value charges using the current monthly Policy charge. The 0.99% gross average portfolio expense level assumes an equal allocation of amounts among the 36 subaccounts. We used annualized actual audited expenses incurred during 2002 for the portfolios to calculate the gross average annual expense level.

         THE HYPOTHETICAL RETURNS SHOWN IN THE TABLES ARE PROVIDED ONLY TO ILLUSTRATE THE MECHANICS OF A HYPOTHETICAL POLICY AND DO NOT REPRESENT PAST OR FUTURE INVESTMENT RATES OF RETURN. Tax charges that may be attributable to the separate account are not reflected because we are not currently making such charges. In order to produce after tax returns of 0%, 6% or 10% if such charges are made in the future, the separate account would have to earn a sufficient amount in excess of 0%, 6% or 10% or cover any tax charges.

         We will furnish the owner, upon request, a comparable illustration reflecting the proposed insured's age, gender, risk classification and desired Policy features.

                                 WRL XCELERATOR
                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                           HYPOTHETICAL ILLUSTRATIONS
                                MALE ISSUE AGE 30

SPECIFIED AMOUNT   $300,000                                PREFERRED ELITE CLASS
ANNUAL PREMIUM     $2,500                                  OPTION TYPE A

                      Using Current Cost of Insurance Rates

                                           DEATH BENEFIT
                   ASSUMING HYPOTHETICAL GROSS AND NET ANNUAL INVESTMENT RETURN OF
                   ---------------------------------------------------------------
 END OF POLICY        0% (GROSS)            6% (GROSS)             10% (GROSS)
     YEAR            -0.99% (NET)           5.01% (NET)            9.01% (NET)
 -------------     --------------           -----------            -----------
       1               300,000                 300,000                300,000
       2               300,000                 300,000                300,000
       3               300,000                 300,000                300,000
       4               300,000                 300,000                300,000
       5               300,000                 300,000                300,000
       6               300,000                 300,000                300,000
       7               300,000                 300,000                300,000
       8               300,000                 300,000                300,000
       9               300,000                 300,000                300,000
      10               300,000                 300,000                300,000
      15               300,000                 300,000                300,000
      20               300,000                 300,000                300,000
      25               300,000                 300,000                300,000
  30 (Age 60)          300,000                 300,000                348,405
  35 (Age 65)          300,000                 300,000                503,753
  40 (Age 70)          300,000                 300,000                749,726
  45 (Age 75)          300,000                 315,582              1,073,645
  50 (Age 80)          300,000                 407,624              1,629,668
  55 (Age 85)             *                    530,597              2,505,084
  60 (Age 90)             *                    683,642              3,826,664
  65 (Age 95)             *                    845,052              5,625,895
 70 (Age 100)             *                  1,081,883              8,589,585

                                             CASH VALUE
                   ASSUMING HYPOTHETICAL GROSS AND NET ANNUAL INVESTMENT RETURN OF
                   ---------------------------------------------------------------
 END OF POLICY       0% (GROSS)              6% (GROSS)             10% (GROSS)
     YEAR           -0.99% (NET)            5.01% (NET)             9.01% (NET)
 -------------      ------------            -----------             -----------
       1                1,586                   1,707                   1,789
       2                3,066                   3,404                   3,639
       3                4,510                   5,164                   5,632
       4                5,924                   6,993                   7,785
       5                7,308                   8,895                  10,109
       6                8,662                  10,871                  12,620
       7                9,983                  12,923                  15,330
       8               11,274                  15,055                  18,255
       9               13,246                  18,005                  22,166
      10               15,173                  21,069                  26,389
      15               24,069                  38,215                  53,105
      20               32,769                  60,804                  95,456
      25               40,162                  88,886                 160,220
  30 (Age 60)          45,838                 123,836                 260,004
  35 (Age 65)          48,966                 167,470                 412,913
  40 (Age 70)          48,279                 222,755                 646,316
  45 (Age 75)          41,641                 294,936               1,003,406
  50 (Age 80)          25,136                 388,213               1,552,064
  55 (Age 85)             *                   505,330               2,385,794
  60 (Age 90)             *                   651,088               3,644,442
  65 (Age 95)             *                   836,685               5,570,193
 70 (Age 100)             *                 1,081,883               8,589,585

                                               NET SURRENDER VALUE
                          ASSUMING HYPOTHETICAL GROSS AND NET ANNUAL INVESTMENT RETURN OF
                          ---------------------------------------------------------------
END OF POLICY   0% (GROSS)   6% (GROSS)   10% (GROSS)  END OF POLICY   0% (GROSS)   6% (GROSS)    10% (GROSS)
    YEAR       -0.99% (NET)  5.01% (NET)  9.01% (NET)       YEAR      -0.99% (NET)  5.01% (NET)   9.01% (NET)
-------------  ------------  -----------  -----------  -------------  ------------  ----------   ------------
       1             -            -            -            20          32,769         60,804        95,456
       2             -            -            -            25          40,162         88,886       160,220
       3             -            628        1,096     30  (Age 60)     45,838        123,836       260,004
       4           2,036        3,105        3,897     35  (Age 65)     48,966        167,470       412,913
       5           4,716        6,303        7,517     40  (Age 70)     48,279        222,755       646,316
       6           6,718        8,927       10,676     45  (Age 75)     41,641        294,936     1,003,406
       7           8,687       11,627       14,034     50  (Age 80)     25,136        388,213     1,552,064
       8          11,274       15,055       18,255     55  (Age 85)        *          505,330     2,385,794
       9          13,246       18,005       22,166     60  (Age 90)        *          651,088     3,644,442
      10          15,173       21,069       26,389     65  (Age 95)        *          836,685     5,570,193
      15          24,069       38,215       53,105     70 (Age 100)        *        1,081,883     8,589,585

* In the absence of an additional payment, the Policy would lapse.

                                 WRL XCELERATOR
                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                           HYPOTHETICAL ILLUSTRATIONS
                                MALE ISSUE AGE 30

SPECIFIED AMOUNT   $300,000                                PREFERRED ELITE CLASS
ANNUAL PREMIUM     $2,500                                  OPTION TYPE A

                    Using Guaranteed Cost of Insurance Rates

                                           DEATH BENEFIT
                   ASSUMING HYPOTHETICAL GROSS AND NET ANNUAL INVESTMENT RETURN OF
                   ---------------------------------------------------------------
END OF POLICY         0% (GROSS)            6% (GROSS)             10% (GROSS)
    YEAR             -0.99% (NET)           5.01% (NET)            9.01% (NET)
-------------        ------------           -----------            -----------
       1               300,000                300,000                300,000
       2               300,000                300,000                300,000
       3               300,000                300,000                300,000
       4               300,000                300,000                300,000
       5               300,000                300,000                300,000
       6               300,000                300,000                300,000
       7               300,000                300,000                300,000
       8               300,000                300,000                300,000
       9               300,000                300,000                300,000
      10               300,000                300,000                300,000
      15               300,000                300,000                300,000
      20               300,000                300,000                300,000
      25               300,000                300,000                300,000
  30 (Age 60)             *                   300,000                300,000
  35 (Age 65)             *                   300,000                300,000
  40 (Age 70)             *                      *                   300,000
  45 (Age 75)             *                      *                   300,000
  50 (Age 80)             *                      *                   405,655
  55 (Age 85)             *                      *                   612,833
  60 (Age 90)             *                      *                   903,561
  65 (Age 95)             *                      *                 1,285,241
 70 (Age 100)             *                      *                 1,946,581

                                               CASH VALUE
                     ASSUMING HYPOTHETICAL GROSS AND NET ANNUAL INVESTMENT RETURN OF
                     ---------------------------------------------------------------
 END OF POLICY         0% (GROSS)              6% (GROSS)             10% (GROSS)
     YEAR             -0.99% (NET)            5.01% (NET)             9.01% (NET)
 -------------        ------------            -----------             -----------
       1                  1,429                   1,543                   1,620
       2                  2,802                   3,120                   3,340
       3                  4,112                   4,725                   5,163
       4                  4,986                   5,970                   6,701
       5                  5,791                   7,216                   8,312
       6                  6,525                   8,455                   9,997
       7                  7,181                   9,683                  11,756
       8                  7,750                  10,885                  13,582
       9                  8,226                  12,054                  15,475
      10                  8,602                  13,181                  17,433
      15                  8,691                  17,739                  28,021
      20                  6,014                  20,615                  41,369
      25                  2,043                  22,853                  60,800
  30 (Age 60)               *                    20,690                  86,878
  35 (Age 65)               *                     8,924                 122,283
  40 (Age 70)               *                      *                    172,462
  45 (Age 75)               *                      *                    251,295
  50 (Age 80)               *                      *                    386,338
  55 (Age 85)               *                      *                    583,651
  60 (Age 90)               *                      *                    860,534
  65 (Age 95)               *                      *                  1,272,516
 70 (Age 100)               *                      *                  1,946,581

                                                NET SURRENDER VALUE
                           ASSUMING HYPOTHETICAL GROSS AND NET ANNUAL INVESTMENT RETURN OF
                           ---------------------------------------------------------------
END OF POLICY    0% (GROSS)     6% (GROSS)   10% (GROSS)   END OF POLICY     0% (GROSS)    6% (GROSS)    10% (GROSS)
    YEAR        -0.99% (NET)   5.01% (NET)   9.01% (NET)       YEAR         -0.99% (NET)   5.01% (NET)   9.01% (NET)
-------------   ------------   -----------   -----------   -------------    ------------   -----------   -----------
       1             -              -             -               20           6,014         20,615          41,369
       2             -              -             -               25           2,043         22,853          60,800
       3             -              189           627        30  (Age 60)        *           20,690          86,878
       4           1,098          2,082         2,813        35  (Age 65)        *            8,924         122,283
       5           3,199          4,624         5,720        40  (Age 70)        *              *           172,462
       6           4,581          6,511         8,053        45  (Age 75)        *              *           251,295
       7           5,885          8,387        10,460        50  (Age 80)        *              *           386,338
       8           7,750         10,885        13,582        55  (Age 85)        *              *           583,651
       9           8,226         12,054        15,475        60  (Age 90)        *              *           860,534
      10           8,602         13,181        17,433        65  (Age 95)        *              *         1,272,516
      15           8,691         17,739        28,021        70 (Age 100)        *              *         1,946,581

* In the absence of an additional payment, the Policy would lapse.

PROSPECTUS BACK COVER

PERSONALIZED ILLUSTRATIONS OF POLICY BENEFITS

         In order to help you understand how your Policy values could vary over time under different sets of assumptions, we will provide you, without charge and upon request, with certain personalized hypothetical illustrations showing the death benefit, cash surrender value and cash value. These will be based on the age and insurance risk characteristics of the insured persons under your Policy and such factors as the specified amount band, death benefit option, premium payment amounts, and hypothetical rates of return (within limits) that you request. The illustrations are not a representation or guarantee of investment returns or cash value. You may request illustrations that reflect the expenses of the portfolios in which you intend to invest.

INQUIRIES

         To learn more about the Policy, you should read the SAI dated the same date as this prospectus. The SAI has been filed with the SEC and is incorporated herein by reference. The table of contents of the SAI is included near the end of this prospectus.

         For a free copy of the SAI, for other information about the Policy, and to obtain personalized illustrations, please contact your agent, or our office at:

                       Western Reserve Life
                       P.O. Box 5068
                       Clearwater, Florida 33758-5068
                       1-800-851-9777
                       Facsimile: 1-727-299-1648
                       (Monday - Friday from 8:30 a.m. - 7:00 p.m. Eastern time) www.westernreserve.com

         More information about the Registrant (including the SAI) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the operation of the Public Reference Room, please contact the SEC at 202-942-8090. You may also obtain copies of reports and other information about the Registrant on the SEC's website at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 450 Fifth Street, NW, Washington, D.C. 20549-0102. The Registrant's file numbers are listed below.

SEC File No. 333-107705/811-4420

AG09700-11/03